As filed with the Securities and Exchange Commission on December 19, 2011

File No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (800) 257-8787

Kevin J. McCarthy

Vice President and Secretary

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copy to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares, $.01 Par Value Per Share	50,000	$14.21	$710,500.00	$81.42

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Net asset value per share of common shares on December 14, 2011.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, action pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO COMMON SHAREHOLDERS OF

NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND (NKX)

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC)

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL)

AND

NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NKL) (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

JANUARY     , 2012

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Joint Proxy Statement/Prospectus?

A.	You are receiving this Joint Proxy Statement/Prospectus as a holder of common shares of a Fund in connection with the annual shareholder meetings of the Funds. The following proposals will be considered:

—	the election of members of the Board of Directors or Board of Trustees, as applicable, for each Fund (the list of specific nominees is contained in the enclosed Joint Proxy Statement/Prospectus);

—	the reorganization of your Fund;

—

the elimination of the current fundamental investment policy and adoption of a new fundamental investment policy regarding each Fund’s investment of at least 80% of its assets in securities suggested by its name; and

—	the elimination of the current fundamental investment policy and adoption of a new fundamental investment policy regarding each Fund’s ability to make loans.

Proposals Regarding the Reorganizations

Q.	What actions has each Fund’s Board of Trustees or Board of Directors approved?

A.	Each Fund’s Board of Trustees or Board of Directors (the “Board”), as applicable, has approved a series of mergers of single-state municipal closed-end funds, including the reorganization of each of Nuveen Insured California Premium Income Municipal Fund, Inc. (“Premium Income”), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (“Premium Income 2”) and Nuveen Insured California Dividend Advantage Municipal Fund (“Dividend Advantage”) (each, an “Acquired Fund” and collectively, the “Acquired Funds”) into Nuveen Insured California Tax-Free Advantage Municipal Fund (the “Acquiring Fund”) (each, a “Reorganization” and collectively, the “Reorganizations”).

Q.	Why has each Fund’s Board recommended these proposals?

A.	The Acquiring Fund and the Acquired Funds have similar investment objectives and policies, and similar portfolio compositions. The Funds are managed by the same portfolio manager. The proposed Reorganizations are intended to result in lower operating expenses (excluding costs of leverage) as a result of the larger size of the combined fund and to enhance the secondary trading market for common shares of the Funds. The Board has determined that the proposed Reorganizations would be in the best interests of each Fund.

Q.	What are the potential benefits of the Reorganizations to common shareholders?

A.	The investment adviser to the Funds and the Board believe that the proposed Reorganizations are expected to offer the following potential benefits to common shareholders of the Funds:

—

Lower fees and operating expenses per common share (excluding costs of leverage) from greater economies of scale as the combined fund’s size results in a lower effective management fee rate and allows fixed operating expenses to be spread over a larger asset base.

—

Improved secondary market trading as the combined fund’s greater market liquidity may lead to narrower bid-ask spreads and smaller trade-to-trade price movements, and higher common share net earnings and enhanced total returns over time may lead to higher common share market prices relative to net asset value. In addition, Acquired Fund shareholders may experience improved secondary market trading after the Reorganizations because the Acquiring Fund’s objective of investing primarily in municipal securities exempt from the federal alternative minimum tax applicable to individuals (“AMT”) may appeal to a broader group of investors.

—	Increased flexibility in managing the structure and costs of leverage over time.

Q.	Will the Reorganizations impact Fund distributions to common shareholders?

A.	The Reorganizations are not expected to adversely impact distributions to common shareholders and may result in a higher distribution rate. A higher distribution rate, if any, would be a result of increased earnings from lower fees and operating expenses.

Q.	Do the Funds have similar investment objectives and policies?

A.	The Funds have similar (but not identical) investment objectives, policies and risks, and are managed by the same portfolio manager. Each Fund invests primarily in municipal securities exempt from regular federal and California income tax and, with respect to the Acquiring Fund, from federal AMT. Each Fund emphasizes investments in investment grade municipal securities. Each Fund is a leveraged closed-end management investment company, and currently engages in leverage through the issuance of preferred shares and through the use of inverse floaters.

Premium Income and Premium Income 2 are subject to certain investment restrictions that are not applicable to the Acquiring Fund, which are discussed in the Joint Proxy Statement/Prospectus.

Q.	What specific proposals will I be asked to vote on in connection with a proposed Reorganization?

A.	Generally, shareholders of each Acquired Fund will be asked to vote on an Agreement and Plan of Reorganization with common shareholders and preferred shareholders (i.e., holders of variable rate demand preferred shares (“VRDP Shares” or “preferred shares”)) voting as a single class and preferred shareholders voting separately. Shareholders of the Acquiring Fund will be asked to vote on the issuance of common shares in connection with the Reorganizations, with common and preferred shareholders voting as a single class and common shares voting separately. The Acquiring Fund is separately soliciting the vote of the preferred shareholders with respect to the approval of the Agreement and Plan of Reorganization.

Q.	Will shareholders of the Acquired Funds receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of the Reorganizations, each Acquired Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund. Each Acquired Fund will then be liquidated, dissolved and terminated in accordance with its declaration of trust or articles of incorporation, as applicable.

Acquired Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of the Acquired Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of VRDP Shares of each Acquired Fund will receive on a one-for-one basis newly issued VRDP Shares of the Acquiring Fund, in exchange for VRDP Shares of the Acquired Fund held immediately prior to the Reorganization.

Current shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund.

Q.	Do the Reorganizations constitute a taxable event for the Acquired Fund shareholders?

A.	No. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of a Reorganization, except that gain or loss may be recognized with respect to any cash received in lieu of fractional Acquiring Fund common shares. Prior to the closing of the Reorganizations, each Acquired Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. Such a distribution may be taxable to an Acquired Fund’s shareholders for federal income tax purposes. To the extent that portfolio securities are sold in connection with the Reorganizations, an Acquired Fund may realize capital gains or losses. However, it is not currently expected that any significant portfolio sales will occur in connection with the Reorganizations (less than 12% of assets). Increased portfolio turnover also may result from New Fundamental 80% Policy described below, if approved.

Q.	What will happen if the required shareholder approvals in connection with a Reorganization are obtained for one Fund but not other Funds?

A.	The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived. Principally, shareholders of each Acquired Fund, voting separately, must approve the

Reorganization of their Fund into the Acquiring Fund. The Acquiring Fund also must obtain the shareholder approvals described in this Joint Proxy Statement/Prospectus with respect to the Reorganizations in order for the Reorganizations to occur. Because the closing of the Reorganizations is contingent on all of the Acquired Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying their other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions, if one or more of the other Funds do not obtain their requisite shareholder approvals or satisfy their closing conditions. If all the shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Funds as stand-alone funds.

Q.	Will I have to pay any direct fees or expenses in connection with the Reorganizations?

A.	No. The Reorganizations are expected to result in cost savings (excluding the costs of leverage) for each Fund. The costs of the Reorganizations will be allocated between the Funds ratably based on the relative benefits of the Reorganizations comprised of forecasted cost savings and distribution increases, if any, to each Fund during the first year following the Reorganizations and paid out of such Fund’s net assets. Common shareholders will indirectly bear the costs of the Reorganizations. The costs of the Reorganizations are estimated to be $160,000 for the Acquiring Fund, $365,000 for Premium Income, $290,000 for Premium Income 2, and $20,000 for Dividend Advantage.

Q.	What is the timetable for the Reorganizations?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about April 6, 2012 or as soon as practicable thereafter.

Q.	How does the Board recommend that I vote on the Reorganizations?

A.	After careful consideration, the Board has determined that the Reorganizations are in the best interests of each Fund and recommends that you vote FOR your Fund’s proposal(s).

Proposal	Regarding New Fundamental 80% Policy

Q.	What am I being asked to approve?

A.	You are being asked to approve a change to each Fund’s fundamental policy requiring it to invest at least 80% of its assets in insured municipal securities. Under the new fundamental policy, each Fund will no longer be required to invest in insured municipal securities, and instead will invest at least 80% of its assets in municipal securities (the “New Fundamental 80% Policy”) and, as a non-fundamental policy, at least 80% of its assets in investment grade quality municipal securities. It is not anticipated, however, that the new non-fundamental policy will be implemented by a Fund unless its shareholders approve the New Fundamental 80% Policy. The Acquiring Fund will continue its non-fundamental policy to invest, under normal circumstances, at least 80% of its assets in municipal securities and other related investments that pay interest exempt from federal AMT. Each Fund’s investment objectives will remain unchanged.

Q.	Why has the Board recommended the elimination of the current fundamental 80% policy and the adoption of the New Fundamental 80% Policy?

A.	As a result of changes in municipal bond insurance described below, Nuveen Fund Advisors, Inc. (the “Adviser”) and the Board believe it is in the best interests of each Fund to modify its current fundamental 80% policy, to provide the Fund with additional flexibility to achieve its objectives. With respect to the Acquiring Fund, if these changes are approved, the Board will change the name of the Acquiring Fund to “Nuveen California AMT-Free Municipal Income Fund” and if the proposal is approved by an Acquired Fund but the Reorganizations are not approved, the Board will remove the word “Insured” from the name of the Acquired Funds.

Q.	Was there a particular catalyst or portfolio concern prompting this proposal?

A.	In the aftermath of the 2008 financial crisis and the downgrade of most bond insurers, bond insurance has lost much of its economic value, and most insured municipal bonds now trade based upon their underlying creditworthiness. The resulting steep decline in the use of bond insurance has led to lack of new issue supply and a limited universe of potential investments for the Funds. The New Fundamental 80% Policy would potentially enhance each Fund’s ability to achieve its investment objectives.

Q.	What are the potential benefits of the New Fundamental 80% Policy to shareholders of the Funds?

A.	The proposed New Fundamental 80% Policy is intended to give each Fund additional investment flexibility and improve its ability to pursue investment opportunities. If approved, each Fund would no longer be required to invest primarily in insured obligations, which would allow each Fund to invest in a broader universe of municipal obligations; however, each Fund would continue to invest at least 80% of its assets in municipal securities and other related investments that pay interest exempt from regular federal and California income taxes and, with respect to the Acquiring Fund as a non-fundamental policy, from federal AMT. The Adviser believes the proposed New Fundamental 80% Policy is in the best interests of each Fund and is consistent with each Fund’s investment objective.

Q.	What actions are required in order to implement the New Fundamental 80% Policy?

A.	In order to implement the New Fundamental 80% Policy and obtain the potential benefits described above, shareholders are being asked to approve the elimination of an existing fundamental policy and the adoption of the New Fundamental 80% Policy. If approved, the New Fundamental 80% Policy will be put into effect for each Fund promptly after the annual meeting. However, the Board does not intend to remove the word “insured” from the names of the Acquired Funds pending the consummation of the Reorganizations. As required by the terms of the VRDP Shares, each Fund will need to obtain certain consents from rating agencies and the liquidity provider with respect to its VRDP Shares in order to implement the New Fundamental 80% Policy if approved.

Q.	What happens if shareholders of my Fund do not approve the elimination of the fundamental investment policy and/or do not approve the New Fundamental 80% Policy?

A.

A Fund will not be able to implement the New Fundamental 80% Policy as discussed above unless its shareholders approve both proposals. The Fund would likely incur further expenses to solicit additional shareholder participation and may experience potential disruptions to its investment operations. Each Fund’s Board urges you to vote without delay in order to avoid the potential for higher costs and/or disruptions to portfolio operations.

To the extent an Acquired Fund’s shareholders do not approve its New Fundamental 80% Policy but the Reorganizations are approved, it is possible the Acquired Fund’s shareholders will be subject to the New Fundamental 80% Policy following the completion of the Reorganizations (as shareholders of the Acquiring Fund) even though they did not vote to approve the New Fundamental 80% Policy. Conversely, if the Acquiring Fund’s shareholders do not approve the New Fundamental 80% Policy but the Reorganizations are approved, it is possible that shareholders of an Acquired Fund that approved the New Fundamental 80% Policy for its Fund will not benefit from the New Fundamental 80% Policy following the completion of the Reorganizations.

Proposal	Regarding New Fundamental Loan Policy

Q.	What are the potential benefits to shareholders of the Funds of the new fundamental policy regarding loans?

A.	Investment policies currently vary across otherwise-similar Nuveen municipal closed-end funds, reflecting evolving markets and guidelines as the different funds were launched over the past 20 years. As part of a continuing broader “best practices” initiative, which began approximately three years ago, all Nuveen municipal closed-end funds, including the Funds, are seeking to adopt a uniform set of investment policies that reflect municipal market and regulatory developments over time. The proposed new fundamental investment policy would permit each Fund to make loans to the extent permitted by the securities laws (the “New Investment Policy”). Among other things, this change is intended to provide each Fund the flexibility to make loans in circumstances where a municipal issuer is in distress, if the investment adviser believes that doing so would both:

—	facilitate a timely workout of the issuer’s situation in a manner which benefits that Fund; and

—	be the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

Conforming and updating these investment policies is intended to benefit common shareholders by increasing portfolio manager efficiency and flexibility to take advantage of a wide range of appropriate opportunities in the municipal bond markets in pursuit of the Fund’s investment objectives.

Q.	What actions are required in order to implement the New Investment Policy?

A.	In order to implement the New Investment Policy and obtain the potential benefits described above, shareholders are being asked to approve the elimination of an existing fundamental policy and the implementation of a new replacement fundamental policy. If approved, the New Investment Policy will be put into effect for each Fund promptly after the annual meetings. As required by the terms of the VRDP Shares, each Fund will need to obtain certain consents from rating agencies and the liquidity provider with respect to its VRDP Shares in order to implement the New Investment Policy if approved.

Q.	What happens if shareholders do not approve the elimination of the fundamental investment policy and/or do not approve the New Investment Policy?

A.	A Fund will not be able to implement the New Investment Policy as discussed above unless its shareholders approve both proposals. The Fund would likely incur further expenses to solicit additional shareholder participation and may experience potential disruptions to its investment operations. Each Fund’s Board urges you to vote without delay in order to avoid the potential for higher costs and/or disruptions to portfolio operations.

To the extent an Acquired Fund’s shareholders do not approve its New Investment Policy but the Reorganizations are approved, it is possible the Acquired Fund’s shareholders will be subject to the New Investment Policy following the completion of the Reorganizations (as shareholders of the Acquiring Fund) even though they did not vote to approve the New Investment Policy. Conversely, if the Acquiring Fund’s shareholders do not approve the New Investment Policy but the Reorganizations are approved, it is possible that shareholders of an Acquired Fund that approved the New Investment Policy with respect to its Fund will not benefit from the New Investment Policy following completion of the Reorganizations.

Q.	Was there a particular catalyst or portfolio concern prompting this proposal?

A.	This proposal is part of a broader policy initiative undertaken by Nuveen for the past several years. There are currently no identified credit situations within the complex where this option is intended or targeted. As stated in the Joint Proxy Statement/Prospectus, this policy change proposal reflects the broader intent to provide Nuveen’s municipal closed-end funds, including the Funds, the same portfolio management flexibility already available to other funds with similar investment objectives within the Nuveen complex.

Q.	Does this proposal reflect a growing concern over the state of municipal issuers?

A.	Nuveen’s portfolio management and research team is actively engaged in monitoring both macro issues impacting the municipal bond market and individual credit holdings held by the various funds. The team regularly comments on the strength of the municipal bond market as well as providing in-depth research articles.

Providing a Fund with the option of making loans to help facilitate a timely workout of a distressed issuer’s situation merely provides the Fund with an additional tool to help preserve shareholder value and, importantly, should not be viewed as a commentary on the state of the municipal bond market.

Q.	Have the Nuveen municipal closed-end funds participated in loans to municipal issuers in the past?

A.	Though such a loan situation in the municipal market is rare, it represents a more common workout practice in the corporate bond market. The most recent situation in which a Nuveen fund with the flexibility to do so made a loan to an issuer facing a credit workout situation occurred approximately eight years ago. Since that time, a limited number of funds having a policy permitting the making of loans have considered doing so in particular workout situations, but have taken other actions in pursuit of maximizing shareholder value.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, your proxy solicitor, at ( ) - weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

JANUARY     , 2012

NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND (NKX)

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC)

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL)

AND

NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NKL) (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 24, 2012

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Insured California Tax-Free Advantage Municipal Fund (“Tax-Free Advantage” or “Acquiring Fund”), and Nuveen Insured California Premium Income Municipal Fund, Inc. (“Premium Income”), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (“Premium Income 2”), and Nuveen Insured California Dividend Advantage Municipal Fund (“Dividend Advantage”) (each, an “Acquired Fund” and collectively, the “Acquired Funds”), will be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, February 24, 2012, at 2:00 p.m., Central time, for the following purposes:

1.	Election of Board Members.

(a)	For shareholders of each of Tax-Free Advantage and Dividend Advantage, to elect five (5) members of the Board of Directors as follows:

(i)	Three (3) Board members to be elected by the holders of common shares and preferred shares voting as a single class. Board Members Amboian, Kundert and Toth are nominees for election by all shareholders.

(ii)	Two (2) Board members to be elected by the holders of preferred shares only, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of preferred shares.

(b)	For shareholders of each of Premium Income and Premium Income 2, to elect ten (10) Board members as follows:

(i)	Eight (8) Board members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board members Amboian, Bremner, Evans, Kundert, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

(ii)	Two (2) Board members are to be elected by holders of preferred shares, all series voting together as a single class. Board members Hunter and Schneider are nominees for election by holders of preferred shares.

2.	Agreement and Plan of Reorganization. The shareholders of each Acquired Fund voting as set forth below, for an Agreement and Plan of Reorganization pursuant to which each Acquired Fund would (i) transfer substantially all of its assets to the Acquiring Fund in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Acquired Fund (with cash being issued in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with the Acquired Fund’s declaration of trust or articles of incorporation, as applicable.

(a)(i)	For the shareholders of each Acquired Fund, the common and preferred shareholders voting as a single class, to approve the Agreement and Plan of Reorganization.

(a)(ii)	For the shareholders of each Fund, the preferred shareholders voting separately as a single class, to approve the Agreement and Plan of Reorganization.

3.	Approval of Issuance of Common Shares by the Acquiring Fund.

Shareholders of Tax-Free Advantage:

(a)(i)	The common and preferred shareholders voting as a single class to approve the issuance of additional common shares in connection with each Reorganization pursuant to the Agreement and Plan of Reorganization.

(a)(ii)	The common shareholders voting as a single class to approve the issuance of additional common shares in connection with each Reorganization pursuant to the Agreement and Plan of Reorganization.

4.	Updated 80% Policy.

(a)(i)	For shareholders of each Fund, the common and preferred shares voting as a single class, to approve the elimination of the existing fundamental investment policy related to the Fund’s investment of at least 80% of its assets in municipal securities.

(a)(ii)	For shareholders of each Fund, the preferred shares voting separately as a single class, to approve the elimination of the existing fundamental investment policy related to the Fund’s investment of at least 80% of its assets in municipal securities.

(b)(i)	For shareholders of each Fund, the common and preferred shares voting as a single class, to approve a new fundamental investment policy related to the Fund’s investment of at least 80% of its assets in municipal securities.

(b)(ii)	For shareholders of each Fund, the preferred shares voting separately as a single class, to approve a new fundamental investment policy related to the Fund’s investment of at least 80% of its assets in municipal securities.

5.	Updated Loan Policy.

(a)(i)	For shareholders of each Fund, the common and preferred shares voting as a single class, to approve the elimination of the Fund’s existing fundamental investment policy related to the Fund’s ability to make loans.

(a)(ii)	For shareholders of each Fund, the preferred shares voting as a single class, to approve the elimination of the Fund’s existing fundamental investment policy related to the Fund’s ability to make loans.

(b)(i)	For shareholders of each Fund, the common and preferred shares voting as a single class, to approve a new fundamental investment policy related to the Fund’s ability to make loans.

(b)(ii)	For shareholders of each Fund, the preferred shares voting as a single class, to approve a new fundamental investment policy related to the Fund’s ability to make loans.

6.	With respect to each Fund, to transact such other business as may properly come before the Annual Meeting.

Together with this notice, each Fund is delivering to holders of its common shares a joint proxy statement/prospectus and to holders of its preferred shares a separate proxy statement with respect to the matters outlined above. Only shareholders of record as of the close of business on December 28, 2011 are entitled to notice of and to vote at the Annual Meeting or adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet.

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

Subject to completion, dated December 19, 2011

JOINT PROXY STATEMENT/PROSPECTUS

(COMMON SHAREHOLDERS)

NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND (NKX)

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC)

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL) AND

NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NKL)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

JANUARY     , 2012

This Joint Proxy Statement/Prospectus is being furnished to the common shareholders of Nuveen Insured California Tax-Free Advantage Municipal Fund (“Tax-Free Advantage” or “Acquiring Fund”), and Nuveen Insured California Premium Income Municipal Fund, Inc. (“Premium Income”), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (“Premium Income 2”), and Nuveen Insured California Dividend Advantage Municipal Fund (“Dividend Advantage”) (each, an “Acquired Fund” and collectively, the “Acquired Funds”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees or Board of Directors (each, a “Board” and each Trustee or Director a “Board Member”) for use at the Annual Meeting of Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, February 24, 2012, at 2:00 p.m., Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”) to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Tax-Free Advantage and Dividend Advantage are each organized as a Massachusetts business trust. Premium Income and Premium Income 2 are each organized as a Minnesota corporation. The enclosed proxy and this Joint Proxy Statement/Prospectus are first being sent to common shareholders of the Funds on or about January     , 2012. Shareholders of record of the Funds as of the close of business on December 28, 2011 are entitled to notice of, and to vote at, the Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Annual Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The proposals of each Fund for which the votes of common shareholders are being solicited are set forth below. Except as otherwise noted below, the common shareholders of a Fund vote together with the holders (the “preferred shareholders”) of the Fund’s Variable Rate Demand Preferred Shares (“VRDP Shares” or “preferred shares”) with respect to each proposal requiring the approval of the common shareholders.

For Premium Income,

1(b)(i)	the common and preferred shareholders voting as a single class, to elect eight (8) Board members,

2(a)(i)	the common and preferred shareholders voting as a single class, to approve the Agreement and Plan of Reorganization,

4(a)(i)	the common and preferred shareholders voting as a single class, to approve the elimination of the existing fundamental investment policy related to Premium Income’s investment of at least 80% of its assets in municipal securities,

4(b)(i)	the common and preferred shareholders voting as a single class, to approve a new fundamental investment policy related to Premium Income’s investment of at least 80% of its assets in municipal securities,

5(a)(i)	the common and preferred shareholders voting as a single class, to approve the elimination of Premium Income’s existing fundamental investment policy related to its ability to make loans, and

5(b)(i)	the common and preferred shareholders voting as a single class, to approve a new fundamental investment policy related to Premium Income’s ability to make loans.

For Premium Income 2,

1(b)(i)	the common and preferred shareholders voting as a single class, to elect eight (8) Board members,

2(a)(i)	the common and preferred shareholders voting as a single class, to approve the Agreement and Plan of Reorganization,

4(a)(i)	the common and preferred shareholders voting as a single class, to approve the elimination of the existing fundamental investment policy related to Premium Income 2’s investment of at least 80% of its assets in municipal securities,

4(b)(i)	the common and preferred shareholders voting as a single class, to approve a new fundamental investment policy related to Premium Income 2’s investment of at least 80% of its assets in municipal securities,

5(a)(i)	the common and preferred shareholders voting as a single class, to approve the elimination of Premium Income 2’s existing fundamental investment policy related to its ability to make loans, and

5(b)(i)	the common and preferred shareholders voting as a single class, to approve a new fundamental investment policy related to Premium Income 2’s ability to make loans.

For Dividend Advantage,

1(a)(i)	the common and preferred shareholders voting as a single class, to elect three (3) Board members,

2(a)(i)	the common and preferred shareholders voting as a single class, to approve the Agreement and Plan of Reorganization,

4(a)(i)	the common and preferred shareholders voting as a single class, to approve the elimination of the existing fundamental investment policy related to Dividend Advantage’s investment of at least 80% of its assets in municipal securities,

4(b)(i)	the common and preferred shareholders voting as a single class, to approve a new fundamental investment policy related to Dividend Advantage’s investment of at least 80% of its assets in municipal securities,

5(a)(i)	the common and preferred shareholders voting as a single class, to approve the elimination of Dividend Advantage’s existing fundamental investment policy related to its ability to make loans, and

5(b)(i)	the common and preferred shareholders voting as a single class, to approve a new fundamental investment policy related to Dividend Advantage’s ability to make loans.

For Tax-Free Advantage,

1(a)(i)	the common and preferred shareholders voting as a single class, to elect three (3) Board members,

3(a)(i)	the common and preferred shareholders voting as a single class, to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization,

3(a)(ii)	the common shareholders voting separately as a single class, to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization,

4(a)(i)	the common and preferred shareholders voting as a single class, to approve the elimination of the existing fundamental investment policy related to Tax-Free Advantage’s investment of at least 80% of its assets in municipal securities,

4(b)(i)	the common and preferred shareholders voting as a single class, to approve a new fundamental investment policy related to Tax-Free Advantage’s investment of at least 80% of its assets in municipal securities,

5(a)(i)	the common and preferred shareholders voting as a single class, to approve the elimination of Tax-Free Advantage’s existing fundamental investment policy related to its ability to make loans, and

5(b)(i)	the common and preferred shareholders voting as a single class, to approve a new fundamental investment policy related to Tax-Free Advantage’s ability to make loans.

Each Fund is separately soliciting the votes of its respective preferred shareholders on each of the foregoing proposals that require preferred shareholders to vote together with common shareholders as a single class through a separate proxy statement and not through this Joint Proxy Statement/Prospectus.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of preferred shares of each Fund, 33 1/3% of the preferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Those persons who were shareholders of record at the close of business on December 28, 2011 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

As of December 28, 2011, the shares of the Funds issued and outstanding were as follows:

Fund Ticker Symbol*	Common Shares	VRDP Shares
Tax-Free Advantage, NKX
Premium Income, NPC
Premium Income 2, NCL
Dividend Advantage, NKL

*	The common shares of Premium Income and Premium Income 2 are listed on the New York Stock Exchange (“NYSE”). The common shares of Tax-Free Advantage and Dividend Advantage are listed on the NYSE Amex. The VRDP shares of each Fund are not listed on any exchange.

The reorganizations seek to combine four Funds that have similar (but not identical) investment objectives, policies and risks to achieve certain economies of scale and other operational efficiencies for the Funds (each a “Reorganization” and collectively, the “Reorganizations”). The Agreement and Plan of Reorganization by and among each Acquired Fund and Acquiring Fund (the “Agreement”) provides for (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Acquired Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VRDP Shares of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Acquired Fund, and (ii) the distribution of the Acquiring Fund common shares and Acquiring Fund VRDP Shares received by each Acquired Fund to its common and preferred shareholders, as part of the liquidation, dissolution and termination of each Acquired Fund in accordance with its declaration of trust or articles of incorporation, as applicable. The aggregate net asset value of Acquiring Fund common shares received by each Acquired Fund in a Reorganization will equal the aggregate net asset value of Acquired Fund common shares held by shareholders of such Acquired Fund immediately prior to the Reorganizations. Prior to the closing of the Reorganizations, the net asset value of each Acquired Fund and Acquiring Fund will be reduced by the costs of the Reorganization borne by such Fund. No fractional Acquiring Fund common shares will be issued to an Acquired Fund’s shareholders and, in lieu of such fractional shares, an Acquired Fund’s shareholders will receive cash in an amount equal to the value received for such shares in the open market, which may be higher or lower than net asset value. VRDP shareholders of each Acquired Fund will receive the same number of Acquiring Fund VRDP Shares having substantially identical terms as the outstanding VRDP Shares of the Acquired Fund held by such preferred shareholders immediately prior to the Reorganization. The aggregate liquidation preference of the Acquiring Fund VRDP Shares received in the Reorganization will equal the aggregate liquidation preference of the corresponding Acquired Fund VRDP Shares held immediately prior to the Reorganization. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus, subject to the policy modifications under Proposals 4 and 5 that may be approved at the Annual Meeting.

With respect to each Reorganization, the Reorganization is required to be approved by the affirmative vote of the holders of a majority of the outstanding shares of the Acquired Fund’s common shares and preferred shares, voting as a single class, and by the affirmative vote of a majority of the Acquired Fund’s outstanding preferred shares, voting separately as a single class. Each Reorganization also is required to be approved by the affirmative vote of the holders of a majority of the Acquiring Fund’s outstanding preferred shares voting as a separate class. In addition, common and preferred shareholders of the Acquiring Fund voting as a single class, and common shareholders voting separately, are being asked to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations.

The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived. Principally, shareholders of each Acquired Fund, voting separately, must approve the Reorganization of their Fund into the Acquiring Fund. The Acquiring Fund also must obtain the shareholder approvals described in this Joint Proxy Statement/Prospectus with respect to the Reorganizations in order for the Reorganizations to occur. Additionally, in order for the Reorganization to occur, each Fund must obtain certain consents and/or waivers from various third parties, including liquidity providers with respect to outstanding VRDP Shares. Because the closing of the Reorganizations is contingent on all of the Acquired Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) their other closing conditions, it is possible your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions. If the requisite shareholder approvals are not obtained, the Boards of the Funds may take such actions as they deem in the best interest of the Funds, including conducting additional solicitations with respect to the proposals or continuing to operate the Funds as stand-alone funds.

To the extent shareholders of an Acquired Fund do not approve the proposals relating to the new fundamental investment policies but the Reorganizations are approved, it is possible the Acquired Fund’s shareholders will be subject to the new fundamental investment policies following the completion of the Reorganizations (as shareholders of the Acquiring Fund) even though they did not vote to approve the new fundamental investment policies. Conversely, if the shareholders of the Acquiring Fund do not approve the new fundamental investment policies but the Reorganizations are approved, it is possible that shareholders of an Acquired Fund that approved the new investment policies with respect to its Fund will not benefit from the new fundamental investment policies following the completion of the Reorganizations.

v

This Joint Proxy Statement/Prospectus concisely sets forth the information common shareholders of the Funds should know before voting on the proposals and constitutes an offering of common shares of the Acquiring Fund only. Holders of common shares should read it carefully and retain it for future reference. The Funds are separately soliciting the votes of the holders of VRDP Shares with respect to the proposals through a separate proxy statement and not through this Joint Proxy Statement/Prospectus.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Reorganizations, dated January , 2012 (the “Reorganization SAI”);

(ii)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended February 28, 2011;

(iii)	the audited financial statements and related independent registered public accounting firm’s report for each Acquired Fund contained in the Fund’s Annual Report for the fiscal year ended February 28, 2011;

(iv)	the unaudited financial statements for the Acquiring Fund contained in the Fund’s Semi-Annual Report for the fiscal period ended August 31, 2011; and

(v)	the unaudited financial statements for each Acquired Fund contained in the Fund’s Semi-Annual Report for the fiscal period ended August 31, 2011.

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent Annual or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Acquiring Fund and Dividend Advantage are listed on the NYSE Amex, and the common shares of Premium Income and Premium Income 2 are listed on the NYSE. The preferred shares of each Fund are not listed on any exchange. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE and NYSE Amex, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in each Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

JOINT PROXY STATEMENT/PROSPECTUS

JANUARY     , 2012

NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND (NKX)

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC)

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL) AND

NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NKL)

TABLE OF CONTENTS

(continued)

Page
Repurchase of Common Shares; Conversion to Open-End Fund	77
Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent	78
Federal Income Tax Matters Associated with Investment in the Funds	79
Net Asset Value	81
Legal Proceedings	81
Legal Opinions	82
Experts	82

PROPOSAL NO. 4—APPROVAL OF THE ELIMINATION OF FUNDAMENTAL INVESTMENT POLICIES AND APPROVAL OF NEW FUNDAMENTAL POLICIES FOR EACH FUND RELATING TO INVESTMENTS IN INSURED MUNICIPAL SECURITIES (SHAREHOLDERS OF EACH FUND)	83
Board Recommendation	85

PROPOSAL NO. 5—ELIMINATION OF FUNDAMENTAL POLICY AND APPROVAL OF NEW FUNDAMENTAL POLICY RELATING TO EACH FUND’S ABILITY TO MAKE LOANS (SHAREHOLDERS OF EACH FUND)	85
Board Recommendation	87

GENERAL INFORMATION	88
Outstanding Shares of the Acquiring Fund and the Acquired Funds	88
Shareholders of the Acquiring Fund and the Acquired Funds	88
Audit Committee Report	88
Appointment of the Independent Registered Public Accounting Firm	89
Audit and Related Fees	89
Section 16(a) Beneficial Interest Reporting Compliance	91
Expenses of Proxy Solicitation	91
Shareholder Proposals	91
Shareholder Communications	92
Fiscal Year	92
Annual Report Delivery	92
Other Information	92

APPENDIX A—AGREEMENT AND PLAN OF REORGANIZATION	A-1

APPENDIX B—FINANCIAL HIGHLIGHTS	B-1

APPENDIX C—BENEFICIAL OWNERSHIP	C-1

APPENDIX D—NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING EACH FUND’S LAST FISCAL YEAR	D-1

APPENDIX E—NUVEEN FUND BOARD AUDIT COMMITTEE CHARTER	E-1

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS (SHAREHOLDERS OF EACH FUND)

Tax-Free Advantage and Dividend Advantage Funds

Pursuant to the organizational documents of each of Tax-Free Advantage and Dividend Advantage (the “Massachusetts Funds”), each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For each Massachusetts Fund, under normal circumstances, holders of preferred shares are entitled to elect two (2) Board Members. The Board Members elected by holders of preferred shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

For each Massachusetts Fund:

(a)(i)	three (3) Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members and are nominees for Board Members at the Annual Meetings for a term expiring at the 2014 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Stockdale, Stone and Stringer are continuing Board Members. Board Members Bremner and Evans have been designated as Class III Board Members for a term expiring at the 2012 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Stockdale, Stone and Stringer have been designated as Class I Board Members for a term expiring at the 2013 annual meeting of shareholders or until their successors have been duly elected and qualified.

Premium Income and Premium Income 2 Funds

At the Annual Meeting of each of Premium Income and Premium Income 2 (the “Minnesota Funds”), Board Members are to be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Under the terms of each Minnesota Fund’s organizational documents, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class.

For each Minnesota Fund:

(b)(i)	eight (8) Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board Members Amboian, Bremner, Evans, Kundert, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For each Minnesota Fund, each Board Member other than Board Member Stringer was last elected to each Fund’s Board at the annual meeting of shareholders held on November 16, 2010.

For each Massachusetts Fund, Board Members Stockdale and Stone were last elected to the Fund’s Board as Class I Board Members at the annual meeting of shareholders held on November 16, 2010.

For each Massachusetts Fund, Board Members Bremner and Evans were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on November 30, 2009 and adjourned to January 12, 2010.

For each Massachusetts Fund, Board Members Hunter and Schneider, who are the nominees for election by the preferred shareholders, were last elected to each Fund’s Board at the annual meeting of shareholders held on November 30, 2009 and adjourned to January 12, 2010.

On January 1, 2011, Ms. Stringer was appointed as a Board Member for each Fund, and designated as a Class I Board Member with respect to each Massachusetts Fund.

Other than Mr. Amboian (for all Funds), all Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Funds or of the Nuveen Fund Advisors, Inc. (the “Adviser”) and have never been an employee or director of Nuveen Investments, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board unanimously recommends that shareholders vote FOR the election of the nominees named below.

Board Nominees/Board Members

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
Independent Board Members/Nominees

Robert P. Bremner* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of Board and Board Member	Term: Annual or Class III Board Member until 2012 Annual Meeting Length of Service: Since 1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council (affiliated with the Investment Company Institute).	241	N/A

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2012 Annual Meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); formerly, Director, Alliant Energy. Member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	241	Director and Chairman, United Fire Group, a publicly held company; formerly Director, Alliant Energy.

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual Board Member Length of Service: Since 2004	Dean (since 2006), Tippie College of Business, University of Iowa; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	241	Director (since 2004) of Xerox Corporation.

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
David J. Kundert* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2011 Annual Meeting Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	241	N/A

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
William J. Schneider* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual Board Member Length of Service: Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	241	N/A

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual Board Member or Class I Board Member until 2013 annual meeting Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	241	N/A

Carole E. Stone* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual Board Member or Class I Board Member until 2013 annual meeting Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	241	Director, Chicago Board Options Exchange (since 2006).

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Board Member	Term: Annual Board Member or Class I Board Member until 2013 annual meeting Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	241	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
Terence J. Toth* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Term: Class II Board Member 2011 Annual Meeting Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004- 2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	241	N/A

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
Non-Independent Board Member/Nominee

John P. Amboian(2) 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member until 2011 Annual Meeting Length of Service: Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998), formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	241	N/A

*	Also serves as a trustee of Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of each Fund’s Adviser.
(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.
(2)	Mr. Amboian is a “interested person” of the Funds as defined in the 1940 Act, by reason of his positions and Nuveen and certain of his subsidiaries.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2011 is set forth in Appendix C. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2011 is set forth in Appendix C. On December 31, 2011, Board Members and executive officers as a group beneficially owned approximately [                ] shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of December 31, 2011, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of December 31, 2011, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of December 31, 2011, no shareholder beneficially owned more than 5% of any class of shares of any Fund[, except as provided under “General Information—Shareholders of the Acquiring Fund and the Acquired Funds”].

Compensation

Prior to January 1, 2011, each Independent Board Member received a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance was required and $1,500 per meeting for attendance by telephone or in person where in-person attendance was not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $2,000 per meeting for attendance in person or by telephone at a regularly scheduled compliance, risk management and regulatory oversight committee meeting where in-person attendance was required and $1,000 per meeting for attendance by telephone or in-person where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting was held in which in-person attendance was required and $250 per meeting for attendance by telephone or in-person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required and $100 per meeting when the executive committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Independent Chairman received $50,000 annually, the chairpersons of the audit committee, the dividend committee and the compliance, risk management and regulatory oversight committee received $7,500 and the chairperson of the nominating and governance committee received $5,000 as additional retainers. Independent Board Members also received a fee of $2,500 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting was held. When ad hoc committees were organized, the nominating and governance committee at the time of formation determined compensation to be paid to the members of such committees, however, in general such fees were $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net assets although fund management was able, in its discretion, to establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser served without any compensation from the Funds.

Effective January 1, 2011, each Independent Board Member receives a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $10,000 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each Fund.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member nominee for its last fiscal year:

Aggregate Compensation from the Funds(1)

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Tax-Free Advantage	$547	$421	$351	$452	$423	$397	$395	$—	$442
Premium Income	542	445	372	436	447	426	382	—	424
Premium Income 2	1,012	843	788	916	942	833	699	—	803
Dividend Advantage	1,253	1,098	1,026	1,192	1,226	1,019	911	—	1,044
Total Compensation from Nuveen Funds Paid to Board Members/Nominees(2)	$265,748	$230,443	$199,401	$243,469	$243,212	$213,579	$188,000	$—	$230,630

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Tax-Free Advantage	$—	$—	$—	$—	$—	$—	$—	$—	$—
Premium Income	—	—	—	—	—	—	—	—	—
Premium Income 2	164	231	788	916	942	441	—	—	182
Dividend Advantage	204	301	1,026	1,192	1,226	541	—	—	236

(2)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the calendar year ended December 31, 2010 for services to the Nuveen open-end and closed-end funds advised by the Adviser.

Board Leadership Structure and Risk Oversight

The Board of each Fund (collectively, the “Board”) oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE Amex, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE Amex, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an

Independent Board Member of the Funds. A copy of the Charter is attached as Appendix E. The number of Audit Committee Meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs, as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of Funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE Amex listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix D. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/.

Board Diversification and Board Member Qualifications.    In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Board Member of the Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Master of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Board’s Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds.

He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is a member of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration degree from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the immediate past board chair of the Oak Leaf Trust, director and immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on

Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth has served as a Director of Legal & General Investment Management America, Inc. (since 2008) and as a Managing Partner at Promus Capital since 2008. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre and Chicago Fellowship, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Member Terms.    For each Minnesota Fund, all Board Members are elected annually. For each Massachusetts Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of common shares such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified. Unless otherwise noted, the following information is as of December 31, 2011.

Name, Address and Birth date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term/Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	241

Name, Address and Birth date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
William Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term/Annual Length of Service: Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	133

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term/Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	133

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term/Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and Nuveen Fund Advisors, Inc. (since 2011); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	241

Name, Address and Birth date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term/Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors.	241

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term/Annual Length of Service: Since 1993	Senior Vice President (since 2010), formerly, Vice President (2004-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc. (since 2005); Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Certified Public Accountant.	241

Name, Address and Birth date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term/Annual Length of Service: Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Investment Solutions, Inc., Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	241

Name, Address and Birth date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Vice President and Chief Compliance Officer	Term/Annual Length of Service: Since 2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	241

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term/Annual Length of Service: Since 2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	241

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term/Annual Length of Service: Since 1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	241

Name, Address and Birth date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term/Annual Length of Service: Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Vice President and Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	241

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term/Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly; Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	241

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

PROPOSAL NO. 2—REORGANIZATION OF EACH ACQUIRED FUND INTO THE ACQUIRING FUND (SHAREHOLDERS OF EACH ACQUIRED FUND)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Reorganizations and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Reorganization SAI and the appendices thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement/Prospectus.

Background and Reasons for the Reorganizations

The Board of Nuveen’s municipal closed-end funds has approved a series of mergers of single-state municipal closed-end funds, including the reorganization of each of the Acquired Funds into the Acquiring Fund. The Acquiring Fund and the Acquired Funds have similar (but not identical) investment objectives and policies, and similar portfolio compositions. The proposed Reorganizations are intended to enhance the secondary trading market for common shares of the Funds and lower operating expenses as a result of the larger size of the combined fund. The Board has determined that the proposed Reorganizations would be in the best interests of each Fund. The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived. Shareholders of each Acquired Fund, voting separately, must approve the Reorganization of their Fund into the Acquiring Fund in order for the Reorganizations to occur. The Acquiring Fund also must obtain certain shareholder approvals described in this Joint Proxy Statement/Prospectus with respect to the Reorganizations in order for the Reorganizations to occur. Additionally, in order for the Reorganization to occur, each Fund must obtain certain consents and/or waivers from various third parties, including liquidity providers with respect to VRDP Shares. Because the closing of the Reorganizations is contingent on all of the Acquired Funds and the Acquiring Fund satisfying (or obtaining the waiver of) their respective closing conditions, it is possible your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions. If the requisite shareholder approvals are not obtained, the Boards of the Funds may take such actions as they deem in the best interest of the Funds including conducting additional solicitations with respect to the proposals or continuing to operate the Funds as stand-alone funds. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No. 2—Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing, the Funds will receive an opinion of Vedder Price P.C. to the effect that each proposed Reorganization will qualify as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. Prior to the closing of the Reorganizations, each Acquired Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. Such a distribution may be taxable to an Acquired Fund’s shareholders for federal income tax purposes. In addition, to the extent that portfolio securities are sold in connection with the Reorganizations, an Acquired Fund may realize capital gains or losses, which may increase or decrease the net capital gain to be distributed by the Acquired Fund.

However, it is not currently expected that any significant portfolio sales will occur in connection with the Reorganizations (less than 12% of assets), though increased portfolio turnover also may result from the New Fundamental 80% Policy. It is expected that shareholders of each Acquired Fund who receive Acquiring Fund common shares or Acquiring Fund VRDP Shares pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes, except that gain or loss may be recognized with respect to any cash received in lieu of fractional Acquiring Fund common shares being issued.

Comparison of the Acquiring Fund and Each Acquired Fund

General.    The Acquiring Fund and each Acquired Fund are closed-end management investment companies. Two of the Acquired Funds (Premium Income and Premium Income 2) are diversified management investment companies, while the Acquiring Fund and one Acquired Fund (Dividend Advantage) are non-diversified management investment companies. The common shares of the Acquiring Fund and Dividend Advantage are listed and trade on the NYSE Amex. The common shares of Premium Income and Premium Income 2 are listed and trade on the NYSE. The Acquiring Fund and Dividend Advantage were organized on July 29, 2002 and July 12, 1999, respectively, as business trusts under the laws of the Commonwealth of Massachusetts. Premium Income and Premium Income 2 were organized on March 31, 1992 and January 13, 1993, respectively, as corporations under the laws of the State of Minnesota. The common shares of each Fund have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting. The Acquiring Fund VRDP Shares to be issued to the Acquired Funds pursuant to the Reorganizations will have rights and preferences, including liquidation preferences, that are substantially identical, as of the time of the exchange, to those of the outstanding Acquired Fund VRDP Shares for which they are exchanged.

Investment Objectives and Policies.    The Acquiring Fund and Acquired Funds have similar (but not identical) investment objectives and policies. The Acquiring Fund’s investment objectives are to provide current income exempt from regular federal income tax, the federal alternative minimum tax (“AMT”) applicable to individuals and California income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser, Nuveen Fund Advisors, Inc. (the “Adviser”), believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Dividend Advantage’s investment objectives are to provide current income exempt from regular federal and California income taxes and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Premium Income’s primary investment objective is current income exempt from regular federal income taxes and California personal income taxes, consistent with the Fund’s investment policies, and its secondary investment objective is to enhance portfolio value relative to the California municipal bond market through investments in tax-exempt California municipal obligations that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Premium Income 2’s primary investment objective is current income exempt from regular federal income taxes and California personal income taxes, consistent with the Fund’s investment policies, and its secondary investment objective is to enhance portfolio value relative to the California municipal bond market by investing in tax-exempt California municipal securities that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Under normal circumstances, each Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments the income from which is exempt from regular federal and California income taxes and are covered by insurance guaranteeing the timely payment of principal and interest thereon. Inverse floaters, whose underlying bonds are covered by insurance guaranteeing the timely payment of principal and interest thereon, are included in the above-referenced 80% test with respect to each Fund. The Acquired Funds do not have any policy regarding investments in securities subject to the federal AMT, and may have substantial holdings of securities subject to such tax, while the Acquiring Fund, as a non-fundamental policy, invests at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from federal AMT.

Under normal circumstances, the municipal securities in which each Fund invests will be, at the time of purchase, (i) rated BBB/Baa or better by a nationally recognized statistical rating organization (“NRSRO”) or covered by insurance from insurers with a claims-paying ability rated BBB/Baa or better by an NRSRO; (ii) unrated, but judged to be of comparable quality by the Adviser; or (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest.

If a municipal security satisfies the rating requirements described above at the time of purchase, a Fund will not be required to dispose of the security upon downgrade.

Each Fund may enter into derivative instruments to achieve its investment objectives, enhance return, hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on future contracts or related options.

Each Fund may borrow for temporary or emergency purposes, including to pay dividends, repurchase its shares, or clear portfolio transactions.

Credit Quality.    A comparison of the credit quality of the respective portfolios of the Acquiring Fund and the Acquired Funds, as of August 31, 2011, is set forth in the table below.

Credit Rating	Acquiring Fund	Premium Income	Premium Income 2	Dividend Advantage	Combined Fund Pro Forma(1)
Aaa/AAA*	17%	19%	7%	10%	11%
Aa/AA	38%	42%	47%	40%	43%
A/A	26%	32%	35%	31%	32%
Baa/BBB	5%	4%	9%	12%	8%
Ba/BB or Lower	4%	N/A	N/A	3%	2%
Unrated	10%	3%	2%	4%	4%

TOTAL	100%	100%	100%	100%	100%

*	Includes securities that are backed by an escrow or trust containing sufficient, U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(1)	Reflects the effect of the Reorganizations.

Leverage.    Each Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities and (b) the issuance of preferred shares. Each Fund currently engages in leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to each Fund’s use of leverage as of August 31 for the last three fiscal years is set forth below:

Acquiring Fund	2011	2010	2009
Asset Coverage Ratio	331.13%	341.88%	325.99%
Structural Leverage Ratio(1)	30.20%	29.25%	30.68%
Effective Leverage Ratio(2)	35.31%	34.28%	35.82%

Premium Income	2011	2010	2009
Asset Coverage Ratio	344.12%	357.28%	316.27%
Structural Leverage Ratio(1)	29.06%	27.99%	31.62%
Effective Leverage Ratio(2)	38.24%	37.07%	39.84%

Premium Income 2	2011	2010	2009
Asset Coverage Ratio	315.86%	325.75%	300.60%
Structural Leverage Ratio(1)	31.66%	30.70%	33.27%
Effective Leverage Ratio(2)	36.93%	35.92%	37.68%

Dividend Advantage	2011	2010	2009
Asset Coverage Ratio	325.73%	312.14%	307.04%
Structural Leverage Ratio(1)	30.70%	32.04%	32.57%
Effective Leverage Ratio(2)	36.66%	39.23%	35.59%

(1)	Structural leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Structural leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.
(2)	Effective leverage is a Fund’s effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any structural leverage.

Board Members and Officers.    The Acquiring Fund and the Acquired Funds have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Adviser under the Investment Management Agreement for each Fund, is the responsibility of its Board. Each Fund currently has ten (10) trustees or directors, one (1) of whom is an “interested person” (as defined in the 1940 Act) and nine (9) of whom are not interested persons. The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 1— Board Nominees/Board Members.”

Investment Adviser.    Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”), is the investment adviser to each Fund and is responsible for investing each Fund’s net assets. The Adviser oversees the management of each Fund’s portfolio, manages each Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

The Adviser, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments and its affiliates had approximately $198 billion of assets under management as of September 30, 2011. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC (the “MDP Acquisition”).

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to each of the Funds. Nuveen Asset Management, manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Asset Management, is a wholly-owned subsidiary of Nuveen Fund Advisors and was appointed as a sub-adviser in January 2011 as part of an internal restructuring of the Adviser.

Each Fund is dependent upon services and resources provided by its investment adviser, Nuveen Fund Advisors, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. While Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future, there can be no assurance that Nuveen Investments’ business will generate sufficient cash flow from operations or that future borrowings will be available in an amount sufficient to enable Nuveen Investments to pay its indebtedness (with scheduled maturities beginning in 2014) or to fund its other liquidity needs. Nuveen Investments believes that potential adverse changes to its overall financial position and business operations would not adversely affect its or its affiliate’s portfolio management operations and would not otherwise adversely affect its ability to fulfill its obligations to the Funds under the investment management agreements.

Pursuant to an Investment Management Agreement between the Adviser and each Fund, each Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Fund Advisors, and a fund-level component, based only on the amount of managed assets within such Fund. The pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee for each Fund as of August 31, 2011, is based upon the average daily managed assets of each Fund as follows:

Management Fee Schedule for the Acquiring Fund and Dividend Advantage

Average Daily Managed Assets*	Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For $2 billion and over	0.3750%

Management Fee Schedule for Premium Income and Premium Income 2

Average Daily Managed Assets*	Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For $5 billion and over	0.3750%

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. For the services provided pursuant to an investment sub-advisory agreement, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Funds to Nuveen Fund Advisors.

Due to the increased size of the combined fund, the effective management fee rate for the combined fund is expected to be lower than the current management fee rate for each of the Acquiring and Acquired Funds. Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of total managed assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of August 31, 2011, the complex-level fee rate was 0.1781%.

The complex-level fee rate is as follows:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*

For the fund-level and complex-level fees, Managed Assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’

use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

A discussion of the basis for the Board’s most recent approval of each Fund’s investment advisory agreement and sub-advisory agreement is included in the Fund’s Semiannual Report for the six months ended August 31, 2011.

Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Scott R. Romans, PhD, is the portfolio manager of the Acquiring Fund and each Acquired Fund. Additional information regarding the portfolio manager’s compensation, other accounts managed and ownership of securities is contained in the Reorganization SAI. Scott Romans has been the portfolio manager for the Acquiring Fund and Dividend Advantage since 2003 and Premium Income and Premium Income 2 since 2005.

Scott Romans joined Nuveen in 2000 as a senior analyst covering higher education, charter schools and private secondary schools and assumed certain portfolio management responsibilities in 2003. He manages 33 Nuveen-sponsored investment companies, with a total of approximately $6.4 billion under management as of September 30, 2011.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in shares of the Funds. The information in the table is based upon annualized expenses for each Fund’s fiscal year ended February 28, 2011, as adjusted as described in footnote 1 below, and the pro-forma expenses for the 12 months ended February 28, 2011, for the combined fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rate of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Acquiring Fund	Premium Income	Premium Income 2	Dividend Advantage	Combined Fund Pro Forma (All Funds)(2)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.94%	0.94%	0.96%	0.95%	0.92%
Interest and Related Expenses from Inverse Floaters and Preferred Shares(3)	0.71%	0.71%	0.60%	0.73%	0.69%
Other Expenses	0.19%	0.12%	0.09%	0.08%	0.09%

Total Annual Expenses	1.84%	1.77%	1.65%	1.76%	1.70%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Acquiring Fund and Acquired Funds for the 12 months ended February 28, 2011, subject to the following adjustments. For the Acquiring Fund and the Acquired Funds, “Interest and Related Expenses from Inverse Floaters and Preferred Shares” reflects annualized interest and related expenses for preferred shares that were outstanding for less than the 12-month period or that were not outstanding at February 28, 2011 but were subsequently issued. For the Acquiring Fund and Acquired Funds, “Other Expenses” excludes expenses incurred during the 12-month period for auction fees and/or dividend disbursing agent fees associated with auction rate preferred shares that are no longer outstanding. For the Acquiring Fund and Dividend Advantage, fee and expense reimbursements that expired during the prior period or that will expire during the current period are not reflected. It is important for you to understand that a decline in the Fund’s average net assets applicable to common shares during the current fiscal year due to recent market volatility or other factors could cause each Fund’s expense ratios for that Fund’s current fiscal year to be higher than the expense information presented.
(2)	The pro forma combined figures assume the consummation of the Reorganizations on February 28, 2011, and reflect average net assets applicable to common shares for both the Acquiring Fund and Acquired Funds for the 12-month period ended February 28, 2011. Pro forma expenses do not include the expenses to be borne by the Funds in connection with the Reorganizations, which are estimated to be $160,000 (0.20%) for the Acquiring Fund, $365,000 (0.39%) for Premium Income, $290,000 (0.16%) for Premium Income 2, and $20,000 (0.01%) for Dividend Advantage.
(3)	“Interest and Related Expenses from Inverse Floaters” arises because accounting rules require the Funds to treat interest paid by trusts issuing certain inverse floating rate investments held by the Funds as having been paid (indirectly) by the Funds. Because the Funds also recognize corresponding amounts of interest income (also indirectly), each Fund’s common share net asset value, net investment income and total return are not affected by this accounting treatment. The actual “Interest and Related Expenses from Inverse Floaters” incurred in the future may be higher or lower. Dividends paid on each Fund’s currently outstanding preferred shares are recognized as interest expense for financial reporting purposes.

Example:    The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund	$19	$58	$100	$216
Premium Income	$18	$56	$96	$208
Premium Income 2	$17	$52	$90	$195
Dividend Advantage	$18	$55	$95	$207
Combined Fund Pro Forma	$17	$54	$92	$201

Comparative Performance Information

Comparative total return performance for the Funds for periods ended February 28, 2011:

	Average Annual Total Return on Net Asset Value				Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	Since Inception	One Year	Five Years	Ten Years	Since Inception
Acquiring Fund	-3.18%	2.23%	N/A	4.24%	-2.71%	1.54%	N/A	2.82%
Premium Income	-1.75%	2.73%	4.65%	N/A	6.29%	2.20%	5.00%	N/A
Premium Income 2	-0.72%	2.64%	4.64%	N/A	4.38%	2.06%	4.56%	N/A
Dividend Advantage	-0.75%	3.08%	N/A	5.48%	1.81%	2.83%	N/A	4.65%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

Investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

Because the Funds have similar investment strategies, the principal risks of each Fund are similar. The principal risks of investing in the Acquiring Fund are described below. An investment in an Acquired Fund is also subject to each of these principal risks. The risks and special considerations listed below should be considered by shareholders of each Fund in their evaluation of the Reorganizations.

Investment and Market Risk.    An investment in the Funds’ shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by a Fund, which generally trade in the over-the-counter markets. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable. In addition, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected by an economic downturn or prolonged recession.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk.    Markets for credit instruments, including municipal securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal securities. These conditions resulted, and in many cases continue to result, in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Funds’ municipal securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. A significant decline in the value of your Fund’s portfolio would likely result in a significant decline in the value of your investment. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the common and preferred shares. This volatility may also impact the liquidity of inverse floating rate securities in your Fund’s portfolio. See “Risk Factors—Inverse Floating Rate Securities Risk.”

In response to the current national economic condition, governmental cost burdens may be reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities have and may seek protection under the bankruptcy laws. See “Risk Factors—Municipal Securities Market Risk.”

Market Discount from Net Asset Value.    Shares of closed-end investment companies may fluctuate and during certain periods trade at prices lower than net asset value. The Funds cannot predict whether their common shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that a Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view the Funds as a vehicle for trading purposes.

Credit and Below-Investment Grade Risk.    Credit risk is the risk that one or more municipal securities in a Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Adviser will consider what action, including the sale of the security, is in the best interests of a Fund. Municipal securities of below-investment-grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below-investment-grade quality tend to be volatile, and these securities are less liquid than investment-grade municipal securities. For these reasons, an investment in a Fund, compared with a portfolio consisting solely of investment-grade securities, may experience the following:

—	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

—	greater risk of loss due to default or declining credit quality;

—	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

—

the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in each Fund’s portfolio is generally less than that for corporate equities or bonds, and the Funds’ investment performance may therefore be more dependent on the Adviser’s analytical abilities than if the Funds were to invest in stocks or taxable bonds. As noted above, the secondary market for municipal securities also tends to be less well developed or liquid than many other securities markets, which may adversely affect each Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which each Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. If the current national economic recession continues, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected. The taxing power of any government entity may be limited by provisions of state constitutions or laws, and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in a Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Single State Risk.    Each Fund invests its net assets in a portfolio of municipal securities that are exempt from regular federal and California income taxes and, with respect to the Acquiring Fund, the federal AMT with respect to individuals. Each Fund is therefore more susceptible to adverse political, economic or regulatory events affecting issuers of such securities. The information set forth below is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California and that there is no obligation on the part of the State of California to make payment on such local obligations in the event of default.

The national and global economic downturn has had a severe and negative impact on California’s economy. California’s labor market contracted significantly during the United States recession, with the unemployment rate rising from 5.9% in January 2008 to 12.5% in December 2010. The unemployment rate has since decreased, with preliminary figures indicating an unemployment rate of 11.7% in October 2011. According to a November 2011 California Department of Finance report, employment and construction data indicated that California’s economy was continuing its slow recovery. Similar to many municipal issuers, the tightened credit market could impact California’s ability to sell bonds at the volume (or on the timetable) expected, and as of August 31, 2011, the state of California had not issued any tax-exempt bonds during 2011. Tight credit conditions also could result in a weakened overall cash position for California in the current or subsequent fiscal year, and the finances of local governments in California may be similarly affected.

As of April 2010, California’s general obligation credit was rated A-/A1 from the three major credit rating agencies (S&P, Moody’s and Fitch, Inc.). Although the ratings by Fitch and Moody’s reflect an increase over prior ratings, both Fitch and Moody’s noted that the ratings only reflected a recalibration of certain public finance ratings, and did not reflect a change in credit quality or an improvement in credit quality. These ratings do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest. On August 5, 2011, S&P downgraded the U.S. credit rating from AAA to AA+. Due to the downgrade, certain municipal securities secured by the U.S. may be downgraded. To the extent a Fund holds municipal securities secured by the U.S., the price of such securities may be adversely impacted by any downgrade.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal securities held by the Funds are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal securities, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by each Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

Inverse Floating Rate Securities Risk.    Each Fund can have substantial exposure to municipal inverse floating rate securities, which are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index, and which represent a leveraged investment in underlying municipal bonds. Typically, an inverse floating rate security represents a residual beneficial interest in a special purpose trust into which a third-party sponsor has deposited municipal bonds, and which issues floating rate securities to short-term investors and inverse floating rate securities to long-term investors such as the Funds. Income on typical inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease, so investments in inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject a Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. The value of an inverse floating rate security will increase or decrease in value by a multiple of the increase or decrease of the market value of its underlying bond due to changes in market interest rates or the bond’s creditworthiness. That multiple is dependent on the ratio of the special purpose trust’s floating rate securities to its inverse floating rate securities, and can exceed three times for more “highly leveraged” trusts. Thus, when investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common net asset value if the underlying bond declines in value, which will make the Fund’s net asset value more volatile.

Each Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Inverse floating rate securities have varying degrees of liquidity or illiquidity (liquidity being the ability to raise cash by selling the investment in a timely manner at an attractive price) based in large part upon the liquidity of the underlying bonds deposited in a special purpose trust. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In such circumstances, a Fund may be required to sell securities at inopportune times or prices. Each Fund may be required to sell its inverse floating rate securities or its underlying municipal bonds at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

—	If a Fund has a need for cash and the bonds in a special purpose trust are not actively trading due to adverse market conditions;

—	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and

—

If the value of an underlying bond declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

Leverage Risk.    Leverage risk is the risk associated with borrowings, the issuance of preferred shares or the use of inverse floating rate securities to leverage the common shares. There can be no assurance that a Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Funds seek to enhance potential common share earnings over time by borrowing at short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. Because the long-term municipal securities in which the Funds invest generally pay fixed rates of interest while the Funds’ costs of leverage generally fluctuate with short-term yields, the incremental earnings from leverage will vary over time. Accordingly, a Fund cannot assure you that the use of leverage will result in a higher yield or return to common shareholders. The benefit from leverage will be reduced (increase) to the extent that the difference narrows (widens) between the net earnings on a Fund’s portfolio securities and its cost of leverage. If short-term rates rise, a Fund’s cost of leverage could exceed the rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to common shareholders. A Fund’s cost of leverage includes both the interest rate paid on its borrowings as well as any on-going fees and expenses associated with those borrowings.

A Fund’s use of financial leverage also creates incremental common share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in net asset values in rising markets than if a Fund were not leveraged, but it also can result in a greater decrease in net asset values in declining markets. A Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on common share market prices. Each Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares, in order to be able to maintain the ability to declare and pay common share distributions and to maintain the rating of its preferred shares. In order to maintain required asset coverage levels, a Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to common shareholders over time.

Each Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above.

The amount of fees paid to the Adviser for investment advisory services will be higher when a Fund uses financial leverage because the advisory fees are calculated based on the Fund’s Managed Assets.

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, a Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The value of a Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by a Fund is normally not subject to regular federal or California income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal and California income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Funds are not suitable investments for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

The Acquiring Fund’s policy of generally investing in bonds that are exempt from the federal AMT applicable to individuals may prevent the Fund from investing in certain kinds of bonds and thereby limit the Fund’s ability to optimally diversify its portfolio.

On September 12, 2011, President Obama submitted to Congress the American Jobs Act of 2011 (the “Jobs Act”). If enacted in its proposed form, the Jobs Act generally would limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from a Fund) for individuals whose adjusted gross income for federal income tax purposes exceeds certain thresholds for taxable years beginning on or after January 1, 2013 in order to provide a tax benefit not greater than 28% of such interest. Such proposal could affect the value of the municipal bonds owned by a Fund. The likelihood of the Jobs Act being enacted in the form introduced or in some other form cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of the Jobs Act on their investment in a Fund.

Taxability Risk.    Each Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the Adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities.

Under highly unusual circumstances, the Internal Revenue Service (the “IRS”) may determine that a municipal bond issued as tax-exempt should in fact be taxable. If a Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Borrowing Risk.    Each Fund may borrow for temporary or emergency purposes, including to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the net asset value of a Fund’s shares and may affect a Fund’s net income. When a Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the dividends paid to preferred shareholders may decline.

Special Risks Related to Certain Municipal Obligations.    Each Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover a Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to a Fund, although each Fund does not anticipate that such a remedy would normally be pursued. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, a Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Derivatives Risk.    Each Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether a Fund’s use of derivatives is successful will depend on, among other things, if the Adviser correctly forecasts market values, interest rates and other applicable factors. If the Adviser incorrectly forecasts these and other factors, the investment performance of a Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

Each Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser of not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See “—Counterparty Risk” and “—Hedging Risk” and the Reorganization SAI.

Hedging Risk.    Each Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that a Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Other Investment Companies Risk.    Each Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that a Fund’s long-term returns on such securities will be diminished.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Insurance Risk.    Each Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Many significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration, leading at least one municipal bond insurer to file for bankruptcy. As a result, such losses have reduced the insurers’ capital and called into question their ability to perform their obligations under such insurance if they are called upon to do so in the future.

There currently are no bond insurers rated AAA by Moody’s, S&P and/or Fitch, and the last remaining U.S. municipal bond insurer, Assured Guaranty, Ltd., had its operating units downgraded to AA-minus by S&P in November 2011. These events may presage one or more rating reductions for any other insurer in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and the insurance may not add any value. As concern has increased about the balance sheets of insurers, prices on insured bonds—especially those bonds issued by weaker underlying credits—declined. Most insured bonds are currently being valued according to their fundamentals as if they were uninsured. Assuming that the insurer remains creditworthy, the insurance feature of a municipal security guarantees the full payment of principal and interest when due through the life of an insured obligation. Such insurance does not guarantee the market value of the insured obligation or the value of a Fund’s common shares.

Counterparty Risk.    Changes in the credit quality of the companies that serve as a Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk.    Each Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act of 1933, as amended, or can be sold in a private transaction pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war and other geopolitical events. A Fund cannot predict the effects of similar events in the future on the U.S. economy.

Income Risk.    A Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, a Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities. This is known as call or prepayment risk.

Reinvestment Risk.    Reinvestment risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate.

Reliance on Investment Adviser.    Each Fund is dependent upon services and resources provided by its investment adviser, and therefore the Adviser’s parent, Nuveen Investments. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs. For additional information on the Adviser and Nuveen Investments, see “Proposal No. 2—Comparison of the Acquiring Fund and Each Acquired Fund—Investment Adviser” and “Investment Adviser and Sub-Adviser” in the Reorganization SAI.

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Funds, the Adviser and/or Nuveen Investments. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, a Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit a Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Non-Diversification.    Because each of the Acquiring Fund and Dividend Advantage is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than can funds that are classified as “diversified” under the 1940 Act, such as Premium Income and Premium Income 2. As a result, the Acquiring Fund and Dividend Advantage are more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. Also, the Acquiring Fund’s policy of generally investing in bonds that are exempt from the federal AMT applicable to individuals may prevent the Fund from investing in certain kinds of bonds and thereby limit the Fund’s ability to optimally diversify its portfolio.

Anti-Takeover Provisions.    Each Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

The Board of Nuveen’s municipal closed-end funds has approved a series of mergers of single-state municipal closed-end funds, including the Reorganizations with respect to the Acquiring Fund and each Acquired Fund. As noted above, the Acquiring Fund and each Acquired Fund have similar investment objectives, policies and portfolio compositions. With respect to the proposed Reorganizations, it is intended that the combination of the Funds will enhance the secondary trading market for common shares of the Funds and will result in lower operating expenses as a result of the increased size of the combined fund. The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived. Principally, shareholders of each Acquired Fund, voting separately, must approve the Reorganization of their Fund into the Acquiring Fund. The Acquiring Fund also must also obtain the shareholder approvals described in this Joint Proxy Statement/Prospectus with respect to the Reorganizations in order for the Reorganizations to occur. Each Fund also must obtain certain consents and/or waivers from various third parties, including liquidity providers with respect to outstanding VRDP Shares. Because the closing of the Reorganizations is contingent on all the Acquired Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) their other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions. If the Reorganizations are not consummated, the Boards of the Funds may take such actions as they deem in the best interest of the Funds, including conducting additional solicitations with respect to the proposals or continuing to operate the Funds as stand-alone funds.

Terms of the Reorganizations

General.    With respect to the Reorganizations, the Agreement and Plan of Reorganization by and among each Acquired Fund and the Acquiring Fund sets forth the terms of the Reorganizations, under which (i) the Acquiring Fund will acquire substantially all of the assets of each Acquired Fund in exchange for newly issued Acquiring Fund voting common shares and newly issued Acquiring Fund voting VRDP Shares, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Acquired Fund, and (ii) each Acquired Fund will distribute the Acquiring Fund common shares and Acquiring Fund VRDP Shares received by the Acquired Fund to its common and preferred shareholders, respectively, as part of the liquidation, termination and dissolution of each Acquired Fund in accordance with its declaration of trust or articles of incorporation, as applicable. No fractional Acquiring Fund common shares will be issued to an Acquired Fund’s shareholders, and in lieu of such fractional shares, an Acquired Fund’s common shareholders will receive cash. As a result of the Reorganizations, the assets of the Acquiring Fund and each Acquired Fund would be combined, and the shareholders of each Acquired Fund would become shareholders of the Acquiring Fund. If Proposals 2 and 3 are approved at the shareholder meeting with respect to each Fund, the closing date is expected to be the close of business on or about April 6, 2012, or such other date as the parties may agree (the “Closing Date”). Following the Reorganizations, each Acquired Fund would terminate its registration as an investment company under the 1940 Act.

Following the Reorganizations, common shareholders of the Acquired Funds would own common shares of the Acquiring Fund (including for this purpose any fractional shares to which they would be entitled) with an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of the Acquired Fund common shares outstanding immediately prior to the Closing Date. See “Proposal No. 2—Information About the Reorganizations—Description of Common Shares Issued by the Acquiring Fund” for a description of the rights of Acquiring Fund shareholders. No fractional Acquiring Fund common shares, however, will be issued in connection with the Reorganizations. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to Acquired Fund shareholders as of the Closing Date and will sell the resulting whole shares for the account holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of fractional share interests received by a shareholder will be the same as the holding period and aggregate tax basis of the Acquired Fund common shares previously held by the shareholder and exchanged therefor, provided the Acquired Fund shares exchanged therefor were held as capital assets. As a result of the Reorganizations, common shareholders of the Funds will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Acquired Funds individually.

Following the Reorganizations, preferred shareholders of an Acquired Fund would own the same number of shares of the Acquiring Fund VRDP Shares as the Acquired Funds VRDP Shares held by such shareholders immediately prior to the Closing Date, with substantially identical terms, as of the time of the exchange, to the Acquired Fund VRDP Shares for which they were exchanged. As a result of the Reorganizations, preferred shareholders of the Funds would hold reduced percentages of ownership in the combined entity.

Valuation of Assets and Liabilities.    If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of an Acquired Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”). The value of an Acquired Fund’s assets shall be determined by using the valuation procedures established by the Acquired Fund’s Board of Directors or Trustees or such other valuation procedures as shall be mutually agreed upon by the parties. The value of an Acquired Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Acquired Fund VRDP Shares.

Distributions.    Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Each Fund has undistributed net investment income and undistributed realized net capital gains that are included in the Fund’s net asset value. Under the terms of the Agreement, each Acquired Fund is required to declare a distribution, which, together with all previous dividends have the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement; however, it is anticipated that the Acquiring Fund will declare a distribution prior to the Closing Date which will result in the distribution of a portion of its undistributed net investment income. Consequently, Acquired Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, which may be more or less than the Acquired Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the distributions described above. As a result, the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Reorganizations is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Reorganizations.

Amendments.    Under the terms of the Agreement, the Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Funds called by each Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Acquired Funds’ shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement, the closing of the Reorganizations is conditioned upon (a) approval by the shareholders of each Fund of the proposals in this Joint Proxy Statement/Prospectus related to the Reorganizations, (b) the Funds’ receipt of an opinion to the effect that each Reorganization will qualify as a reorganization under the Code, (c) the absence of legal proceedings challenging the Reorganizations and (d) the Funds’ receipt of certain customary certificates and legal opinions. See “—Material Federal Income Tax Consequences of the Reorganizations.”

Termination.    The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or the Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the Closing Date due to (a) a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganizations

Based on the considerations below, the Board of each Fund, including the Board Members who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Board Members”), has determined that the Reorganizations would be in the best interests of the applicable Funds and that the interests of the existing shareholders of the Funds would not be diluted with respect to net asset value as a result of the Reorganizations. The Boards approved the Reorganizations and recommended that shareholders of the respective Funds approve the Reorganizations.

In preparation for a meeting of the Boards held on November 15, 2011 (the “Meeting”) at which the Reorganizations were considered, the Adviser provided the Boards, prior to the Meeting and in prior meetings, with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations. Prior to approving the Reorganizations, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including the following:

—	the compatibility of the Funds’ investment objectives, policies and related risks;

—	consistency of portfolio management;

—	improved economies of scale and the potential for a lower expense ratio;

—	improved secondary market trading with respect to the common shares;

—	the anticipated tax-free nature of the Reorganizations;

—	the expected costs of the Reorganizations;

—	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

—	the effect of the Reorganizations on shareholder rights; and

—	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks.    Based on the information presented, the Boards noted that the investment objectives, policies and risks of the Funds are similar (although not identical). The Boards noted that the Acquiring Fund and Dividend Advantage are non-diversified funds, while Premium Income and Premium Income 2 are diversified funds. Each Fund, however, invests primarily in municipal securities exempt from regular federal and California income tax and, with respect to the Acquiring Fund, the federal AMT. Each Fund also emphasizes investments in investment grade municipal securities. The Boards considered that the portfolio composition of each Fund is similar and considered the impact of the applicable Reorganization on each Fund’s portfolio, including any shifts in sector allocations, credit ratings, duration, yield and leverage costs. The Boards also recognized that each Fund utilizes leverage to seek to enhance its returns to common shareholders. Because the Funds have similar investment strategies, the principal risks of each Fund are also similar. However, the Acquiring Fund and Dividend Advantage are non-diversified funds and therefore subject to non-diversification risk. Moreover, the Acquiring Fund’s policy of generally investing in bonds that are exempt from the federal AMT applicable to individuals may prevent the Fund from investing in certain kinds of bonds.

Consistency of Portfolio Management.    The Boards noted that each Fund has the same investment adviser, sub-adviser and portfolio manager. Through the Reorganizations, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have greater net assets and benefits from potential economies of scale; the same investment adviser, sub-adviser and portfolio manager; and similar investment objectives and investment strategies.

Improved Economies of Scale and Potential for a Lower Expense Ratio.    The Boards considered the fees and expense ratios of each of the Funds (including estimated expenses of the Acquiring Fund following the Reorganizations). As a result of the greater economies of scale from the larger asset size of the Acquiring Fund after the Reorganizations, the Boards noted that it was expected that the effective management fee rate and net operating expenses per common share (excluding the costs of leverage) of the combined fund would be lower than that of the Acquiring and Acquired Funds prior to the Reorganizations. It is anticipated that the Funds will benefit from the larger asset size as fixed costs are shared over a larger asset base. In addition, as each Fund utilizes leverage to seek to enhance returns to common shareholders, the Boards noted the Adviser’s position that the greater asset size of the Acquiring Fund may provide greater flexibility in managing the structure and costs of leverage over time.

Improved Secondary Market Trading.    While it is not possible to predict trading levels at the time the Reorganizations close, the Boards noted that the Reorganizations are being proposed, in part, to seek to enhance the secondary trading market for the common shares of the Funds. The Boards considered that the potential for higher common share net earnings and enhanced total return over time may contribute to higher common share market prices relative to net asset value, and the Acquiring

Fund’s greater market liquidity after the Reorganizations may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. In addition, Acquired Fund shareholders may experience improved secondary market trading after the Reorganizations because the Acquiring Fund’s policy of investing primarily in municipal securities exempt from the federal AMT applicable to individuals may appeal to a broader group of investors.

Anticipated Tax-Free Reorganizations.    The Reorganizations will be structured with the intention that they qualify as tax-free reorganizations for federal income tax purposes, and, in this regard, the Funds will obtain an opinion of counsel (based on certain factual representations and certain customary assumptions).

Expected Costs of the Reorganizations.    The Boards considered the terms and conditions of the Agreement, including the estimated costs associated with the Reorganizations and the allocation of such costs between the Acquiring Fund and each Acquired Fund. The Boards noted, however, that the Adviser anticipated that the projected costs of each Reorganization may be recovered over time.

Terms of the Reorganizations and Impact on Shareholders.    The terms of the Reorganizations are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of an Acquired Fund would own common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal to the aggregate per share net asset value of that shareholder’s Acquired Fund common shares immediately prior to the closing of the Reorganizations. No fractional common shares of the Acquiring Fund, however, will be issued to shareholders in connection with the Reorganizations and, in lieu of such fractional shares, an Acquired Fund’s common shareholders will receive cash.

With respect to preferred shareholders, preferred shareholders of each Acquired Fund will receive the same number of Acquiring Fund VRDP Shares having substantially identical terms as the outstanding VRDP Shares of the Acquired Fund held by such preferred shareholders immediately prior to the Reorganizations. The aggregate liquidation preference of the Acquiring Fund VRDP Shares received in each Reorganization will equal the aggregate liquidation preference of the corresponding Acquired Fund VRDP Shares held immediately prior to the Reorganizations.

Effect on Shareholder Rights.    The Boards considered that although Premium Income and Premium Income 2 are each organized as Minnesota corporations and the Acquiring Fund and Dividend Advantage are each organized as Massachusetts business trusts, the common shares of each Fund have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting. The Acquiring Fund VRDP Shares issued in the Reorganizations will have rights and preferences, including liquidation preferences, that are substantially identical, as of the time of the exchange, to those of the outstanding Acquired Fund VRDP Shares for which they are exchanged.

Potential Benefits to the Nuveen Fund Advisors and Affiliates.    The Boards recognized that the Reorganizations may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Acquired Funds as separate Funds in the Nuveen complex.

Conclusion.    The Boards, including the Independent Board Members, approved the Reorganizations, concluding that each Reorganization is in the best interests of the Acquiring Fund and respective Acquired Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganizations.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of August 31, 2011, and the pro-forma combined capitalization of the combined fund as if the Reorganizations had occurred on that date. The table reflects a pro forma exchange ratio of approximately 1.0477 common shares of the Acquiring Fund issued for each common share of Premium Income, 1.0054 common shares of the Acquiring Fund issued for each common share of Premium Income 2 and 1.0405 common shares of the Acquiring Fund issued for each common share of Dividend Advantage. If a Reorganization is consummated, the actual exchange ratio may vary.

	Acquiring Fund	Premium Income	Premium Income 2	Dividend Advantage	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Preferred shares, $100,000 stated value per share, at liquidation value; 355 shares outstanding for Acquiring Fund; 427 shares outstanding for Premium Income; 740 shares outstanding for Premium Income 2; 1,044 shares outstanding for Dividend Advantage and 2,566 shares outstanding for Combined Fund Pro Forma	$35,500,000	$42,700,000	$74,000,000	$104,400,000			$256,600,000

Common Shareholders’ Equity:
Common Shares, $.01 par value per share; 5,887,263 shares outstanding for Acquiring Fund; 6,442,132 shares outstanding for Premium Income; 12,664,222 shares outstanding for Premium Income 2; 15,256,178 shares outstanding for Dividend Advantage and 41,243,237 shares outstanding for Combined Fund Pro Forma	$58,873	$64,421	$126,642	$152,562	$9,934	(2)	$412,432	(2)
Paid-in surplus	82,864,904	89,180,971	175,784,939	216,717,909	(844,934	)(3)	563,703,789	(3)
Undistributed (Over-distribution of) net investment income	1,174,372	1,556,666	3,413,343	5,031,300	(9,257,571	)(4)	1,918,110	(4)
Accumulated net realized gain (loss) from investments and derivative transactions	(1,024,023)	632,853	(1,092,927)	(317,232)	(522,959)		(2,324,288)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(1,015,238)	4,938,832	2,377,640	3,731,601	—		10,032,835

Net assets applicable to common shares	$82,058,888	$96,373,743	$180,609,637	$225,316,140	($10,615,530)		$573,742,878

Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$13.94	$14.96	$14.26	$14.77			$13.91
Authorized shares:
Common	Unlimited	200,000,000	200,000,000	Unlimited			Unlimited
Preferred	Unlimited	1,000,000	1,000,000	Unlimited			Unlimited

(1)	The pro forma balances are presented as if the Reorganizations were effective as of August 31, 2011, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be April 6, 2012, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)	Assumes the issuance of 6,749,283 Acquiring Fund common shares in exchange for the net assets of Premium Income, 12,733,131 Acquiring Fund common shares in exchange for the net assets of Premium

Income 2, and 15,873,560 Acquiring Fund common shares in exchange for the net assets of Dividend Advantage. These numbers are based on the net asset value of the Acquiring Fund and Acquired Funds as of August 31, 2011, adjusted for estimated Reorganization costs and distributions, if any.
(3)	Includes the impact of estimated total Reorganization costs of $835,000 which will be borne by the shareholders of the Acquiring Fund, Premium Income, Premium Income 2 and Dividend Advantage in the amounts of $160,000, $365,000, $290,000 and $20,000, respectively.
(4)	Figures assume Premium Income, Premium Income 2, and Dividend Advantage make net investment income distributions of $1,595,164, $3,186,521, and $4,475,886, respectively, and Premium Income makes an accumulated net realized gain distribution of $522,959.

Expenses Associated with the Reorganizations

In evaluating the Reorganizations, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $835,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs. The expenses of the Reorganizations will be allocated between the Funds ratably based on the relative benefits of the Reorganizations comprised of forecasted cost savings and distribution increases, if any, to each Fund during the first year following the Reorganizations and paid out of such Fund’s net assets. These estimated expenses will be borne by the Acquiring Fund, Premium Income, Premium Income 2 and Dividend Advantage in the amounts of $160,000, $365,000, $290,000 and $20,000, respectively.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $            per Reorganization plus reasonable expenses, which is included in the estimate above.

Reorganization expenses have been or will be expensed prior to the Closing Date. Management of the Funds expects that increased common net earnings resulting from reduced operating expenses (excluding costs of leverage) due to economies of scale should allow the recovery of the projected costs of each Reorganization within approximately five months after the Closing Date with respect to each Fund. In addition, management of the Funds expects that additional benefits may arise as a result of the Reorganizations by virtue of changes in the embedded yield, increased flexibility in managing leverage costs and potential distribution increases.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Acquiring Fund and Dividend Advantage, shareholders of the Acquiring Fund and Dividend Advantage do not have dissenters’ rights of appraisal with respect to each Fund’s Reorganization.

Under Minnesota law and the charter documents of Premium Income and Premium Income 2, shareholders generally are entitled to assert dissenters’ rights in connection with a reorganization and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. However, because the common shares of Premium Income and Premium Income 2 are listed and trade on an exchange, under Minnesota law, only the holders of preferred shares of each of Premium Income and Premium Income 2, and not the holders of common shares, will be entitled to assert dissenters’ rights.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to each Fund’s obligation to consummate the Reorganizations, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to its Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund, followed by the distribution to the Acquired Fund shareholders of all the Acquiring Fund shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to such Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund.

3.	No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Acquired Fund shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

4.	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund Share.

5.	The aggregate basis of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund share to which a shareholder would be entitled) will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder (including any fractional Acquiring Fund share to which a shareholder would be entitled) will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

6.	The basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of a Reorganization on (A) an Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) an Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

If an Acquired Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Acquired Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Acquired Fund shares surrendered therefor) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the date of its Reorganization, each Acquired Fund will declare a distribution to its shareholders, which together with all previous distributions to preferred and common shareholders, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the date of its Reorganization. To the extent the distribution is attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Acquired Fund’s dividend reinvestment plan. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

After the Reorganizations, the combined fund’s ability to use the Acquired Funds’ or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, former shareholders of an Acquired Fund may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganizations not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations. As of August 31, 2011, the Funds had capital loss carryforwards as follows:

	Acquiring Fund	Premium Income	Premium Income 2	Dividend Advantage
Capital loss carryforwards	$1,024,025	$—	$1,192,469	$117,891

If not applied, the loss carryforwards will expire as follows:

	Acquiring Fund	Premium Income	Premium Income 2	Dividend Advantage
Expiration Date:
February 28, 2017	$485,298	$—	$—	$—
February 28, 2018	$530,894	$—	$1,192,469	$117,891
February 29, 2020	$7,833	$—	$—	$—

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carryforward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

In addition, the shareholders of an Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganizations when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of an Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Acquired Fund shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Votes Required

Each Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the outstanding shares of the Acquired Fund’s common shares and the preferred shares, voting as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of the Acquired Fund’s outstanding preferred shares, voting as a separate class. Each Reorganization also is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares voting as a separate class. In addition, the Acquiring Fund’s common shareholders, voting separately, and the Acquiring Fund’s common and preferred shareholders, voting together as a single class, are being asked to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations. See “Proposal No. 3—Approval of Issuance of Additional Common Shares of Acquiring Fund” for a description of the votes required for such share issuance. Preferred shareholders are being solicited separately on the foregoing proposals through a separate proxy statement and not through this Joint Proxy Statement/Prospectus.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Agreement and Plan of Reorganization. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Preferred shareholders of each Fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. The 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect. While the respective Boards do not believe that the Fund’s preferred shareholders would be materially adversely affected by the Reorganization, it is possible that there may be insignificant adverse effects (such as where the asset coverage with respect to the shares of Acquiring Fund VRDP Shares issued pursuant to a Reorganization is slightly more or less than the asset coverage with respect to the shares of Acquired Fund VRDP Shares for which they are exchanged). Each Fund is seeking approval of the Agreement by the holders of that Fund’s preferred shares.

The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived. Shareholders of each Acquired Fund, voting separately, must approve the Reorganization of their Fund into the Acquiring Fund. The Acquiring Fund also must obtain the shareholder approvals described in this Joint Proxy Statement/Prospectus with respect to each of the Reorganizations in order for the Reorganizations to occur. Additionally, in order for the Reorganizations to occur, each Fund must obtain certain consents and/or waivers from various third parties, including liquidity providers with respect to outstanding VRDP Shares. Because the closing of the Reorganizations is contingent on all of the Acquired Funds and the Acquiring Fund satisfying (or obtaining the waiver of) their respective closing conditions, it is possible your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions. If the requisite shareholder approvals are not obtained, the Boards of the Funds may take such actions as they deem in the best interest of the Funds, including conducting additional solicitations with respect to the proposals or continuing to operate the Funds as stand-alone funds.

Description of Common Shares Issued by the Acquiring Fund; Comparison to Acquired Funds

General

As a general matter, the common shares of the Acquiring Fund and each Acquired Fund have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting. Furthermore, the provisions set forth in the of the declaration of trust of the Acquiring Fund, as amended (the “Acquiring Fund Declaration of Trust”), are substantially similar to the provisions of each Acquired Fund’s declaration of trust or articles of incorporation, as applicable, and each contain, among other things, similar super-majority voting provisions, as described under “Additional Information about the Funds—Certain Provisions in the Acquiring Fund Declaration of Trust and By-Laws”. The full text of each Fund’s declaration of trust or articles of incorporation, as applicable, is on file with the SEC and may be obtained as described on page vi.

The Acquiring Fund’s Declaration of Trust authorizes an unlimited amount of common shares, par value $.01 per share. If the Reorganizations are approved, the Acquiring Fund will issue additional common shares at the Closing Date to the common shareholders of each Acquired Fund based on the relative aggregate per share net asset value of the Acquiring Fund and the net asset values of the assets of such Acquired Fund that are transferred in the Reorganization, in each case as of the Closing Date.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Acquiring Fund common shares that are then outstanding. All the Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Distributions

The Funds have identical dividend policies with respect to the payment of dividends on their common shares. As a general matter, each Fund has a monthly distribution policy and each Fund seeks to maintain a stable level of distributions. Each Fund’s present policy, which may be changed by its Board, is to make regular monthly cash distributions to holders of its common shares at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of the Fund.

The Acquiring Fund’s ability to maintain a level dividend rate will depend on a number of factors, including the rate at which dividends are payable on the preferred shares. The net income of the Acquiring Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. At least annually, the Acquiring Fund also intends to effectively distribute net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to preferred shareholders. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding preferred shares.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to common shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, common shareholders of record as of the end of the Acquiring Fund’s taxable year will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the common shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Federal Income Tax Matters Associated with Investment in the Funds” under “Additional Information About the Funds” below and “Tax Matters” in the Reorganization SAI.

As a result of the Reorganizations, Fund management expects that immediately after the Reorganizations, the Acquiring Fund will make distributions at a rate equal to or higher than the rate in effect as of the date of this Joint Proxy Statement/Prospectus. There can be no assurance, however, that a stable level of distributions may be maintained over the life of the Fund; and the Acquiring Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

Dividend Reinvestment Plan

Generally, the terms of the Acquiring Fund’s dividend reinvestment plan (the “Plan”) are identical to the terms of each Acquired Fund’s dividend reinvestment plan. Under the Acquiring Fund’s Plan, you may elect to have all dividends, including any capital gain distributions, on your common shares automatically reinvested by State Street Bank and Trust Company (the “Plan Agent”) in additional common shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by State Street Bank and Trust Company as dividend paying agent.

If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1)        If common shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at the then current market price; or

(2)        If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE Amex or elsewhere, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of the Acquiring Fund the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

Common Share Price Data

The following table sets forth the high and low sales prices for each Fund’s common shares as reported on the consolidated transaction reporting system for the periods indicated.

	Acquiring Fund
	Market Price		Net Asset Value		Premium/Discount
Quarter Ended	High	Low	High	Low	High	Low
November 2011	$13.77	$12.81	$14.38	$13.95	-2.02%	-8.23%
August 2011	$12.92	$12.08	$14.11	$13.46	-6.06%	-14.08%
May 2011	$12.40	$11.50	$13.41	$12.50	-6.95%	-9.30%
February 2011	$12.92	$11.34	$13.75	$12.29	-4.45%	-11.02%
November 2010	$14.29	$12.36	$14.58	$13.35	-1.59%	-11.08%
August 2010	$14.44	$12.97	$14.59	$13.94	1.27%	-8.40%
May 2010	$13.09	$12.68	$14.20	$13.82	-6.73%	-9.30%
February 2010	$13.05	$12.58	$14.03	$13.87	-6.52%	-10.14%
November 2009	$13.85	$12.39	$14.63	$13.68	-1.95%	-10.22%
August 2009	$12.75	$11.30	$13.63	$12.88	-4.44%	-13.14%

	Premium Income
	Market Price		Net Asset Value		Premium/Discount
Quarter Ended	High	Low	High	Low	High	Low
November 2011	$15.31	$14.03	$15.45	$14.91	1.73%	-7.78%
August 2011	$14.03	$13.18	$15.05	$14.23	-2.12%	-12.31%
May 2011	$13.85	$12.85	$14.18	$13.26	0.15%	-3.95%
February 2011	$13.69	$12.25	$14.49	$13.19	-1.26%	-10.00%
November 2010	$15.08	$13.07	$15.42	$14.13	-1.82%	-10.85%
August 2010	$14.86	$13.42	$15.43	$14.73	-2.19%	-9.93%
May 2010	$13.72	$13.12	$14.94	$14.61	-7.36%	-11.11%
February 2010	$13.35	$12.88	$14.76	$14.61	-8.94%	-12.36%
November 2009	$13.88	$12.83	$15.21	$14.48	-7.03%	-12.00%
August 2009	$13.06	$11.70	$14.45	$13.87	-8.21%	-15.75%

	Premium Income 2
	Market Price		Net Asset Value		Premium/Discount
Quarter Ended	High	Low	High	Low	High	Low
November 2011	$14.96	$13.63	$14.79	$14.26	3.53%	-5.89%
August 2011	$13.64	$12.38	$14.39	$13.67	-3.66%	-13.73%
May 2011	$13.18	$12.15	$13.60	$12.71	-2.27%	-5.14%
February 2011	$13.07	$11.57	$13.90	$12.40	-3.65%	-10.16%
November 2010	$14.49	$12.45	$14.88	$13.48	-2.23%	-11.26%
August 2010	$14.49	$13.78	$14.89	$14.09	1.68%	-4.03%

	Premium Income 2
	Market Price		Net Asset Value		Premium/Discount
Quarter Ended	High	Low	High	Low	High	Low
May 2010	$13.69	$12.63	$14.33	$13.92	-3.39%	-9.91%
February 2010	$12.89	$12.45	$13.99	$13.78	-7.24%	-10.04%
November 2009	$14.13	$12.55	$14.71	$13.64	-1.94%	-10.60%
August 2009	$12.61	$11.13	$13.63	$12.89	-5.65%	-14.78%

	Dividend Advantage
	Market Price		Net Asset Value		Premium/Discount
Quarter Ended	High	Low	High	Low	High	Low
November 2011	$15.57	$14.54	$15.34	$14.78	4.01%	-5.08%
August 2011	$14.58	$13.37	$14.89	$14.19	-1.02%	-9.97%
May 2011	$13.97	$12.94	$14.16	$13.42	-1.20%	-5.17%
February 2011	$13.88	$12.32	$14.49	$13.28	-2.59%	-8.95%
November 2010	$15.78	$13.20	$15.33	$14.19	3.27%	-9.71%
August 2010	$15.30	$14.15	$15.35	$14.71	1.94%	-4.91%
May 2010	$14.44	$13.51	$14.93	$14.60	-2.60%	-8.10%
February 2010	$13.72	$13.23	$14.71	$14.52	-6.23%	-9.12%
November 2009	$14.32	$13.08	$15.26	$14.28	-3.20%	-10.18%
August 2009	$13.19	$11.55	$14.24	$13.50	-5.58%	-15.08%

On             , 2011, the closing sale prices of the Acquiring Fund and Premium Income, Premium Income 2 and Dividend Advantage common shares were $            , $            , $             and $            , respectively. These prices represent a discount to net asset value of the Acquiring Fund of         % and a discount to net asset value of Premium Income, Premium Income 2 and Dividend Advantage of         %,         % and         %, respectively.

Common shares of each Fund have historically traded at both a premium and discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Reorganizations, or what the extent of any such premium or discount might be.

Description of VRDP Shares

The terms of the Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Acquiring Fund to be issued pursuant to the Reorganizations will be substantially identical, as of the time of the exchange, to the outstanding VRDP Shares of the Acquired Fund for which they are exchanged. The aggregate liquidation preference of the Acquiring Fund VRDP Shares received in the Reorganization will equal the aggregate liquidation preference of the corresponding Acquired Fund VRDP Shares held immediately prior to the Reorganizations.

The outstanding VRDP Shares for each Fund have a 30-year mandatory redemption date, subject to earlier redemption or repurchase by the Fund, and pay an adjustable dividend rate set weekly by the remarketing agent. VRDP Shares benefit from an unconditional demand feature giving VRDP shareholders the right to tender the securities within a seven-day notice for remarketing. VRDP Shares are also subject to a mandatory tender for remarketing upon the occurrence of certain events, such as non-payment of dividends by a Fund, among others. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents.

VRDP Shares have the benefit of a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement requires the liquidity provider to purchase all VRDP Shares tendered for sale that were not successfully remarketed. The liquidity provider must also purchase all outstanding VRDP Shares prior to termination of the purchase agreement, including by reason of the failure of the liquidity provider to maintain certain short-term ratings, if a Fund has not obtained an alternate purchase agreement before the termination date. VRDP Shares currently are rated by at least one NRSRO.

The purchase of VRDP Shares pursuant to the purchase agreement is unconditional and irrevocable, and as such the short-term ratings assigned to the VRDP Shares are directly linked to the short-term creditworthiness of the associated liquidity provider. Each liquidity provider entered into a purchase agreement with an initial term of 364 days to approximately two years, subject to periodic extension by agreement with the Fund.

Comparison of Massachusetts Business Trusts and Minnesota Corporations

The following description is based on relevant provisions of the Minnesota Business Corporation Act (the “MBCA”) and applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete and we refer you to the MBCA, applicable Massachusetts law and each Fund’s operative documents.

General

The Acquiring Fund and Dividend Advantage are each a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Minnesota, or newer statutory trust laws, such as those of Delaware, provide.

Premium Income and Premium Income 2 are Minnesota corporations. A fund organized as a Minnesota corporation is governed both by the MBCA and the Minnesota corporation’s articles of incorporation and bylaws. For a Minnesota corporation, unlike a Massachusetts business trust, the MBCA prescribes many aspects of corporate governance.

Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declarations of trust for the Acquiring Fund and Dividend Advantage contain such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each of the Acquiring Fund and Dividend Advantage contains such provisions.

Massachusetts Business Trusts

The Acquiring Fund and Dividend Advantage are each governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the governing documents of the Acquiring Fund and Dividend Advantage (the “Massachusetts Funds”).

Shareholder Voting.    The declaration of trust of each Massachusetts Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each Massachusetts Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of each Massachusetts Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of each Massachusetts Fund provides that the trustees determine the size of the Board, subject to a minimum of two and a maximum of twelve, and set and alter the terms of office of the trustees, and may make their terms of unlimited duration. It also provides that vacancies on the Board may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality vote of the shareholders. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of each Massachusetts Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of each Massachusetts Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of each Massachusetts Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and require the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Minnesota Corporations

A Minnesota corporation is governed by the MBCA, its articles of incorporation and bylaws. Some of the key provisions of the MBCA and the articles of incorporation and bylaws of Premium Income and Premium Income 2 (the “Minnesota Funds”) are summarized below.

Shareholder Voting.    Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes. Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The Minnesota Fund’s articles of incorporation contain such provisions regarding fractional shares.

Election and Removal of Directors.    Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. Shareholders of the Minnesota Funds may elect directors at any meeting at which a quorum is present. The MBCA and bylaws provide that directors are elected by a plurality of votes validly cast at such election. The MBCA does not require a corporation to hold an annual meeting unless required by the articles of incorporation or bylaws. The Minnesota Funds’ bylaws state that annual meetings of shareholders are not required and that a special meeting of shareholders may be called by shareholders holding 10% or more of the shares entitled to vote on the matters to be presented at the meeting. The articles of incorporation provide that a director may be removed from office only for cause, and then by a vote of the shareholders holding 66 2/3% of the shares entitled to vote at an election of directors.

Amendments to the Articles of Incorporation.    Under the MBCA, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation.

Issuance of Shares.    The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation (and the articles of incorporation of each Minnesota Fund do so provide), the board of directors may authorize the issuance of shares in more than one class or series, and prior to issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability.    Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or that involve an intentional or knowing violation of law, or for any transaction from which the director derived an improper personal benefit. The articles of incorporation of each Minnesota Fund provide such a limitation of director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or bylaws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of each Minnesota Fund do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights.    Pursuant to the Minnesota Fund’s articles of incorporation, shareholders of Premium Income and Premium Income 2 have no preemptive rights.

Dissenters’ Right of Appraisal.    Under Minnesota Law, shareholders are generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and reorganizations and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These rights, however, are subject to certain exceptions under the MBCA, including, in the case of asset sales and reorganizations, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange.

Derivative Actions.    Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Funds and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Funds

General

The Acquiring Fund and Acquired Funds have similar (but not identical) investment objectives. The Acquiring Fund’s investment objective is to provide current income exempt from regular federal income tax, the federal alternative minimum tax applicable to individuals (“AMT”) and California income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Each Acquired Fund’s investment objectives generally are to provide current income exempt from regular federal and California income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Each Fund’s investment objectives are fundamental policies of the Fund, and may not be changed, without the approval of the holders of a majority of the outstanding common shares and preferred shares voting as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. For purposes of the Funds’ objectives, policies and investment strategies, municipal bonds and municipal obligations are treated as municipal securities. Underrated municipal securities are those municipal securities whose ratings do not, in the Adviser’s or sub-adviser’s opinion, reflect their true value. They may be underrated because of the time that has elapsed since their last ratings, or because rating agencies have not fully taken into account positive factors, or for other reasons. Undervalued municipal securities are those securities that, in the Adviser’s or sub-adviser’s opinion, are worth more than their market value. They may be undervalued because there is a temporary excess of supply in that particular sector (such as hospital bonds, or bonds of a particular municipal issuer). The Adviser or sub-adviser may buy such a security even if the value of that security is consistent with the value of other securities in that sector. Municipal securities also may be undervalued because there has been a general decline in the market price of municipal securities for reasons that do not apply to the particular municipal securities that the Adviser or sub-adviser considers undervalued. The Adviser (or sub-adviser) believes that the prices of these municipal securities should ultimately reflect their true value.

Each Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. There can be no assurance that a Fund’s attempt to increase its portfolio value relative to the municipal bond market will succeed. To the extent that it does succeed, however, such success would increase the amount of net capital gains or reduce the amount of net capital losses that a Fund would otherwise have realized. While this incremental increase in net realized gains due to successful value investing, if any, is expected to be modest over time, it would tend to result in the distribution, over time, of a modestly greater amount of taxable capital gains to common shareholders and preferred shareholders. See “Additional Information About the Funds—Federal Income Tax Matters Associated with Investment in the Funds.”

Investment Policies

The Acquiring Fund and Acquired Funds have similar (but not identical) investment policies. Under normal circumstances, each Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments the income from which is exempt from regular federal and California income taxes and are covered by insurance guaranteeing the timely payment of principal and interest thereon. Inverse floaters, whose underlying bonds are covered by insurance guaranteeing the timely payment of principal and interest thereon, are included in the above-referenced 80% test with respect to each Fund. The Acquired Funds do not have any policy regarding investments in securities subject to the federal AMT applicable to individuals, and may have substantial holdings of securities subject to such tax, while the Acquiring Fund, as a non-fundamental policy, invests at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from federal AMT.

Under normal circumstances, the municipal securities in which each Fund invests will be, at the time of purchase, (i) rated BBB/Baa or better by a nationally recognized statistical rating organization (“NRSRO”) or covered by insurance from insurers with a claims-paying ability rated BBB/Baa or better by an NRSRO; (ii) unrated, but judged to be of comparable quality by the Investment Adviser; or (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest.

The foregoing credit quality policy applies only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency subsequently downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Adviser or sub-adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. See “Proposal No. 2—Additional Information About the Investment Policies—Municipal Securities” below for a general description of the economic and credit characteristics of municipal securities.

Each Fund may enter into derivative instruments to achieve its investment objectives, enhance return, hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on future contracts or related options.

Each Fund may invest up to 15% of its net assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject a Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common net asset value if the underlying bond declines in value. Each Fund may borrow for temporary or emergency purposes, including to pay dividends, repurchase its shares, or clear portfolio transactions. Each Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. See “Proposal No. 2—Additional Information About the Investment Policies—Other Investment Companies.”

The Acquiring Fund and Dividend Advantage are non-diversified funds, while Premium Income and Premium Income 2 are diversified funds. As a fundamental investment policy designed to limit investment risk and maintain portfolio diversification, each of the Acquiring Fund and Dividend Advantage may not invest more than 5% of its total assets in securities of any one issuer (other than obligations of the U.S. Government and its agencies), if as a result more than 5% of its total assets would then be invested in securities of any one issuer, provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

Certain of the Acquired Funds are subject to fundamental policies that do not apply to or are different from the Acquiring Fund. In particular, unlike the Acquiring Fund, each of Premium Income and Premium Income 2 may not:

1)	pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by the Fund’s fundamental investment policy relating to borrowing for temporary or emergency purposes or for the repurchase of its shares, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund’s total assets;

2)	invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

3)	purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those directors of the Fund, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

During temporary defensive periods and in order to keep the Fund’s cash fully invested, each Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax exempt or taxable. It is the intent of each Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income taxes.

Portfolio Investments

As used in this Joint Proxy Statement/Prospectus, the term “municipal securities” includes municipal securities with relatively short-term maturities. Some of these short-term securities may be variable or floating rate securities. The Funds, however, emphasize investments in municipal securities with long- or intermediate-term maturities. The Funds buy municipal securities with different maturities and intend to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. If the long-term municipal security market is unstable, a Fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high-quality, generally uninsured, short-term municipal securities that may either be tax-exempt or taxable. A Fund will buy taxable temporary investments only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Funds will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody’s, S&P or Fitch, and that mature within one year from the date of purchase or carry a variable or floating rate of interest. Each Fund’s policies on securities ratings only apply when a Fund buys a security, and a Fund is not required to sell securities that have been downgraded. Each Fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. Each Fund seeks to allocate taxable income on temporary investments, if any, proportionately between common shares and preferred shares, based on the percentage of total dividends distributed to each class for that year.

Municipal Securities

General.    The Funds may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and California income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds on long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of a Fund.

The municipal securities in which the Funds invest are generally issued by the State of California, a municipality of California, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser to be reliable), is exempt from regular federal and California income taxes, although the interest may be subject to the federal alternative minimum tax and the Funds may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and California income taxes.

Yields on municipal securities depend on many factors, including the condition of the general money market and the municipal security market, the size of a particular offering, and the maturity and rating of a particular municipal security. Moody’s, S&P’s and Fitch’s ratings represent their opinions of the quality of a particular municipal security, but these ratings are general and are not absolute quality standards. Therefore, municipal securities with the same maturity, coupon, and rating may have different yields, while municipal securities with the same maturity and coupon and different ratings may have the same yield. The market value of municipal securities will vary with changes in interest rates and in the ability of their issuers to make interest and principal payments.

Obligations of municipal security issuers are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. These obligations also may be subject to future federal or state laws or referenda that extend the time to payment of interest and/or principal, or that constrain the enforcement of these obligations or the power of municipalities to levy taxes. Legislation or other conditions may materially affect the power of a municipal security issuer to pay interest and/or principal when due.

Municipal Leases and Certificates of Participation.    Each Fund may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. To the extent that the Funds invest in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Funds purchase only municipal securities representing lease obligations where the Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Funds with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Funds with the right to demand payment, on not more than seven days’ notice, of all or any part of the Funds’ participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue-sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financings generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, each Fund receives the residual cash flow from the special purpose trust. Because the holder of the short term floater is generally assured liquidity at the face value of the security, a Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Funds, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to out-perform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields higher than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based upon the ability to sell the underlying bonds deposited in a special purpose trust at an attractive price.

Each Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

The Funds invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities.    The Funds may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund as the holder of the floating rate securities relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds.

Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed-Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed-delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of each Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

Zero Coupon Bonds

A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. A Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Derivatives

Each Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. In particular, a Fund may use credit default swaps and interest rate swaps. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If a Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, such Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, such Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, such Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to such Fund. Interest rate swaps involve the exchange by a Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of each Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser will determine to use them for a Fund or, if used, that the strategies will be successful.

Other Investment Companies

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, each Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. Each Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. Each Fund may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exceptive relief from the SEC. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.

The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Investment Portfolio and Capital Structure Strategies to Manage Leverage Risk

Common shareholders of each Fund are subject to the risks of leverage primarily in the form of additional common share earnings and net asset value risk, associated with a Fund’s use of financial leverage in the form of preferred shares or inverse floating rate securities.

In an effort to mitigate these risks, each Fund and the Adviser seek to maintain the Fund’s financial leverage within an established range, and to rebalance leverage levels if the Fund’s leverage ratio moves outside this range to a meaningful degree for a persistent period of time. A Fund may rebalance leverage levels in one or more ways, including by increasing/reducing the amount of leverage outstanding and issuing/repurchasing common shares. Reducing leverage may require a Fund to raise cash through the sale of portfolio securities at times and/or at prices that would otherwise be unattractive for the Fund. Each Fund may also seek to diversify its capital structure and the risks associated with leverage by employing multiple forms of leverage. Each Fund and the Adviser will weigh the relative potential benefits and risks as well as the costs associated with a particular action, and will take such action only if it determines that on balance the likely potential benefits outweigh the associated risks and costs.

Because the long-term municipal securities in which a Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short-term yields, common shareholders bear incremental earnings risk from leverage.

Hedging Strategies

Each Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using credit default swaps, interest rate swaps on taxable or tax-exempt indices, forward start interest rate swaps and options on interest rate swaps, financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser, correlate with the prices of a Fund’s investments. These hedging strategies may generate taxable income.

The Board of each Fund recommends that shareholders vote “FOR” the approval of the Reorganization.

PROPOSAL NO. 3—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES OF ACQUIRING FUND

(ACQUIRING FUND SHAREHOLDERS ONLY)

In connection with the proposed Reorganizations, the Acquiring Fund will issue additional Acquiring Fund common shares and, subject to notice of issuance, list such shares on the NYSE. The Acquiring Fund will acquire substantially all of the assets of each Acquired Fund in exchange for newly issued Acquiring Fund common shares and Acquiring Fund VRDP Shares and the assumption of substantially all of the liabilities of each Acquired Fund. Each Acquired Fund will distribute Acquiring Fund common shares to its common shareholders and Acquiring Fund VRDP Shares to its preferred shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund’s Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations may benefit holders of the Acquiring Fund’s common shares and preferred shares due to the increased size of the combined Fund.

The aggregate net asset value of Acquiring Fund common shares received by an Acquired Fund in each Reorganization will equal the aggregate net asset value of the Acquired Fund’s common shares outstanding immediately prior to such Reorganization. Prior to the closing of the Reorganizations, the net asset value of each Acquired Fund and the Acquiring Fund will be reduced by the costs of the

Reorganization borne by such Fund. No fractional Acquiring Fund common shares will be issued to an Acquired Fund’s shareholders and, in lieu of such fractional shares, an Acquired Fund’s shareholders will receive cash in an amount equal to the value received for such shares in the open market, which may be higher or lower than net asset value. The aggregate liquidation preference of Acquiring Fund VRDP Shares received in each Reorganization will equal the aggregate liquidation preference of the Acquired Fund’s VRDP Shares held immediately prior to the Reorganization. The Reorganizations will result in no reduction in net asset value of the Acquiring Fund’s common shares, other than to reflect the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Reorganizations. The Acquiring Fund will continue to operate as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

While applicable state and federal law does not require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund common shares, applicable NYSE rules and the Statement of Preferences for the Acquiring Fund’s VRDP Shares require that the Acquiring Fund’s common shareholders, voting separately, and the Acquiring Fund’s common and preferred shareholders, voting together, approve the issuance of the Acquiring Fund common shares to be issued in connection with the Reorganizations.

Shareholder approval of the issuance of additional Acquiring Fund common shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of the shares entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the proposal. Broker non-votes represent shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The consummation of the Reorganizations is contingent on the satisfaction or waiver of all closing conditions including approval of the proposals relating to the Reorganizations by each Acquired Fund’s shareholders.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote “FOR” the approval of the issuance of additional Acquiring Fund common shares in connection with the Reorganizations.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Acquiring Fund’s Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund Declaration of Trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund Declaration of Trust or the Acquiring Fund’s By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. The voting provisions of the Declaration of Trust are not to be construed as requiring shareholder approval for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Acquiring Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund Declaration of Trust or the Acquiring Fund’s By-Laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund Declaration of Trust relating to such higher votes are in the best interest of the Acquiring Fund.

The Declaration of Trust provides that the obligations of the Acquiring Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Acquiring Fund Declaration of Trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the By-laws require the Board be divided into three classes with staggered terms. See the Reorganization SAI under “Management of the Funds.” This provision of the By-laws could delay for up to two years the replacement of a majority of the Board. Holders of Preferred Shares, voting as a separate class, are entitled to elect two of the Fund’s trustees.

The provisions of the Acquiring Fund Declaration of Trust and By-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Acquiring Fund Declaration of Trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Acquiring Fund Declaration of Trust on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

Each Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Fund to redeem their common shares. Instead, the common shares of each Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, each Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. Neither the Acquiring Fund nor any of the Acquired Funds can assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If a Fund converted to an open-end investment company, it would be required to redeem all its preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of a Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of a Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if a Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of each Fund to Computershare, Inc.

Federal Income Tax Matters Associated with Investment in the Funds

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Reorganization SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Funds. Each Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganization occurs) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, each Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, each Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Funds primarily invest in municipal securities issued by California, its cities and local authorities. Thus, substantially all of a Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that a Fund receives income from such municipal obligations, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Each Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from such municipal obligations.

On September 12, 2011, President Obama submitted to Congress the American Jobs Act of 2011 (the “Jobs Act”). If enacted in its proposed form, the Jobs Act generally would limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from a Fund) for individuals whose adjusted gross income for federal income tax purposes exceeds certain thresholds for taxable years beginning on or after January 1, 2013 in order to provide a tax benefit not greater than 28% of such interest. Such proposal could affect the value of the municipal bonds owned by a Fund. The likelihood of the Jobs Act being enacted in the form introduced or in some other form cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of the Jobs Act on their investment in a Fund.

In addition to exempt-interest dividends, a Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 15%. Absent further legislation, the maximum 15% rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. Each Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, each Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. Each Fund may retain for investment some (or all) of its net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, each Fund designates dividends made with respect to the common shares and the preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Fund during the year.

Dividends declared by a Fund to shareholders of record in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. As noted above, absent further legislation, the maximum rates applicable to long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares were acquired after December 22, 2010 and the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Any interest on indebtedness incurred or continued to purchase or carry a Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by a Fund.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a RIC and to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Funds may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

As with all investment companies, each Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Net Asset Value

Each Fund’s net asset value per share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of a Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by such Fund’s Board or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service approved by such Fund’s Board. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service, or, in the absence of a pricing service for a particular security, the Board of such Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board’s designee.

Legal Proceedings

Thirty-three Nuveen leveraged closed-end funds (including the Acquiring Fund) have each received a demand letter from a law firm on behalf of purported holders of the fund’s common shares. Each letter alleged that the Adviser and the fund’s officers and Board breached their fiduciary duties by favoring the interests of holders of the fund’s auction rate preferred shares (“ARPS”) over those of its common shareholders in connection with each fund’s ARPS refinancing and/or redemption activities, and demanded that the Board take action to remedy those alleged breaches. In response to the demand letters, each fund’s Board established a Demand Committee of certain of its disinterested and independent members to investigate the claims. The Demand Committee, for each fund, retained independent counsel to assist it in conducting its investigation. Based upon its investigation, the Demand Committee, for each fund, found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of each Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation and each of the thirty-three funds has since rejected the demands made in the demand letters.

Subsequently, all thirty-three funds that received demand letters (including the Acquiring Fund) and one fund that did not receive a demand letter were named as nominal defendants in four putative shareholder derivative action complaints filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”). The four putative shareholder actions have since been consolidated into one shareholder derivative action complaint captioned Martin Safier, et al., v. Nuveen Asset Management, et al., filed with the Cook County Chancery Court on February 18, 2011 (the “Complaint”). The Complaint was filed on behalf of purported holders of each fund’s common shares and also names the Adviser as a defendant, together with current and former officers and a Board member of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suit seeks a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. The plaintiffs filed a motion for preliminary injunction to stop the funds subject to the lawsuits from redeeming additional ARPS during the pendency of the lawsuits. The court rejected that motion on November 23, 2010. On April 29, 2011, each of the Defendants filed a motion to dismiss the Complaint, which remains pending before the court.

The Acquired Funds are not named as parties in the Complaint; however, it is possible that plaintiffs may seek to add one or more of the Acquired Funds as nominal defendants and that the Adviser, in its capacity as investment adviser to the Acquired Funds, together with current and former officers and Board Members of the Funds, in such capacities, may be added as defendants.

The Adviser believes that the Complaint is without merit, and intends to defend vigorously against these charges. The Adviser believes that the Complaint (or one or more amended Complaints that might include the Acquiring Fund) will not have a material adverse effect on the ability of the Adviser to perform its obligations under its investment advisory contract with any of the Nuveen leveraged closed-end funds (including the Funds).

In March 2011 four additional Nuveen leveraged closed-end funds [(not including the Funds)] each received demand letters from a law firm on behalf of purported holders of the fund’s common shares. Each letter contains substantially the same allegations stated in the demand letters described above. In response to these demand letters, the previously formed Demand Committee, with the assistance of independent counsel, conducted an investigation in the same manner described above. Based on its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Legal Opinions

Certain legal matters in connection with the issuance of common shares and preferred shares pursuant to the Agreement and Plan of Reorganization will be passed upon by Bingham McCutchen, LLP, Boston, Massachusetts.

Experts

The financial statements of the Acquiring Fund and the Acquired Funds appearing in each Fund’s Annual Report for the year ended February 28, 2011 are incorporated by reference herein. The financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in such reports thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Acquiring Fund and the Acquired Funds. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

PROPOSAL NO. 4—APPROVAL OF THE ELIMINATION OF FUNDAMENTAL INVESTMENT POLICIES AND APPROVAL OF NEW FUNDAMENTAL POLICIES FOR EACH FUND RELATING TO INVESTMENTS IN INSURED MUNICIPAL SECURITIES (SHAREHOLDERS OF EACH FUND)

The Funds have adopted certain fundamental investment policies, as described below (together, the “Current Fundamental 80% Policies,” and each a “Current Fundamental 80% Policy”), that cannot be changed without shareholder approval. The Current Fundamental 80% Policies reflected industry conditions present in the municipal bond market at the time such Policies were adopted by the Funds. In the aftermath of the 2008 financial crisis and the downgrade of most bond insurers, bond insurance has lost its economic value and most insured municipal bonds now trade based upon their underlying creditworthiness. The resulting steep decline in the use of bond insurance has led to lack of new issue supply, and various efforts to re-launch the market for bond insurance to date have not succeeded. This has resulted in a more limited universe of potential investments for the Funds.

In response to the above conditions, the Adviser has proposed, and the Board of each Fund has approved, modifying each Fund’s Current Fundamental 80% Policy, subject to shareholder approval of the elimination of the Current Fundamental 80% Policy and the approval of a new fundamental 80% policy, as described below (the “New Fundamental 80% Policy”). The New Fundamental 80% Policy is intended to give each Fund additional investment flexibility and to improve its ability to pursue investment opportunities.

If shareholders approve the proposal, the Funds will continue to invest their assets consistent with their investment objectives to provide current income exempt from regular federal income tax, the alternative minimum tax applicable to individuals (with respect to the Acquiring Fund) and California income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. In addition, each Fund will continue to invest at least 80% of its assets in municipal securities and other related investments that pay interest exempt from regular federal and California income taxes as a fundamental policy, and will continue to emphasize investment grade quality municipal securities.

If approved, the New Fundamental 80% Policy will be put into effect for each Fund promptly after the Annual Meeting. With respect to the Acquiring Fund, if the proposal is approved, the Board will change the name of the Acquiring Fund to “Nuveen California AMT-Free Municipal Income Fund.” With respect to an Acquired Fund, if the proposal is approved but the Reorganizations are not approved, the Board will change the name of the Fund to remove the word “Insured.” If the proposal is approved and the Reorganizations also are approved, the Acquired Fund will nonetheless implement the new policy between the Annual Meeting date and the closing of the Reorganizations, but will not change the name of the Fund. Accordingly, during this transition period, the Fund may have less than 80% of its assets invested in insured municipal securities.

In order to implement the New Fundamental 80% Policy, each Fund must eliminate its Current Fundamental 80% Policy, which change requires your approval. In particular, shareholders must first approve the elimination of their Fund’s Current Fundamental 80% Policy as well as the implementation of the New Fundamental 80% Policy.

The Board has unanimously approved, and unanimously recommends that shareholders of each Fund approve, the elimination of the Current Fundamental 80% Policy of each Fund and the adoption of the New Fundamental 80% Policy, described below:

(a)	Elimination of Current Fundamental 80% Policy: The Current Fundamental 80% Policy, which is proposed to be eliminated, provides that with respect to each Fund:

Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments that pay interest exempt from federal and California income taxes (“municipal securities”) and are covered by insurance guaranteeing the timely payment of principal and interest thereon.

(b)	Approval of New Fundamental 80% Policy: It is proposed that each Fund adopt a New Fundamental 80% Policy. The adoption of the following New Fundamental 80% Policy for each Fund is contingent on shareholder approval of the elimination of that Fund’s Current Fundamental 80% Policy, as reflected in (a) above. The proposed policy provides that with respect to each Fund:

Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments that pay interest exempt from federal and California income taxes (“municipal securities”).

If shareholders approve the proposal, each Fund will adopt a non-fundamental policy to invest under normal circumstances at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s Adviser. The non-fundamental policy further provides that each Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s Adviser, provided that no more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s Adviser. In addition, the Acquiring Fund will continue its non-fundamental policy to invest, under normal circumstances, at least 80% of its assets in municipal securities and other related investments that pay interest exempt from federal AMT.

The new non-fundamental investment policy with respect to investment grade securities will permit each Fund to invest up to 20% of its Managed Assets in non-investment grade securities, commonly known as “junk bonds.” Non-investment grade securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities. In particular, non-investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid, meaning that it may be more difficult to sell or buy a security at a favorable price or time.

For each Fund, approval of the elimination of the Current Fundamental 80% Policy and approval of the New Fundamental 80% Policy require the affirmative vote of the holders of a majority of the Fund’s common shares and preferred shares, voting as a single class, and of the preferred shares, voting as a separate class, which is defined as (i) 67% or more of the voting securities present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less. Broker non-votes and abstentions will have the same effect as shares voted against the proposal. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. In addition, as required by the terms of the VRDP Shares, each Fund will need to obtain certain consents from rating agencies and the liquidity provider with respect to its VRDP Shares in order to implement the New Fundamental 80% Policy if approved.

To the extent an Acquired Fund’s shareholders do not approve the New Fundamental 80% Policy but the Reorganizations are approved, it is possible the Acquired Fund’s shareholders will be subject to the New Fundamental 80% Policy following the completion of the Reorganizations (as shareholders of the Acquiring Fund) even though they did not vote to approve the New Fundamental 80% Policy. Conversely, if the Acquiring Fund’s shareholders do not approve the New Fundamental 80% Policy but the Reorganizations are approved, it is possible that shareholders of an Acquired Fund that approved the New Fundamental 80% Policy for its Fund will not benefit from the New Fundamental 80% Policy following the completion of the Reorganizations.

Board Recommendation

The Board believes that eliminating the Current Fundamental 80% Policies and adopting the New Fundamental 80% Policies gives the Adviser flexibility to rapidly respond to continuing developments in the municipal market and would enhance the portfolio managers’ ability to meet each Fund’s investment objectives. In addition, the Board believes that the proposed changes will create consistent investment policies for all Nuveen municipal bond funds and will help to promote operational efficiencies.

The Board recommends that shareholders of each Fund vote to approve the elimination of each Current Fundamental 80% Policy and vote to approve each New Fundamental 80% Policy.

PROPOSAL NO. 5—ELIMINATION OF FUNDAMENTAL POLICY AND APPROVAL OF NEW FUNDAMENTAL POLICY RELATING TO EACH FUND’S ABILITY TO MAKE LOANS (SHAREHOLDERS OF EACH FUND)

Each Fund has adopted a fundamental investment policy relating to the Fund’s ability to make loans (together, the “Current Fundamental Loan Policies,” and each, a “Current Fundamental Loan Policy”), that can be changed only by shareholder vote. The Current Fundamental Loan Policy adopted by each Fund reflects industry and other market conditions present at the time of the inception of each Fund.

As a general matter, Nuveen’s municipal closed-end funds are seeking to adopt a uniform set of investment policies. Investment policies currently vary across otherwise-similar Nuveen municipal closed-end funds, reflecting evolving markets and guidelines as the different funds were launched over the past 20 years. As part of a continuing broader “best practices” initiative begun approximately three years ago, all Nuveen municipal closed-end funds, including the Funds, are seeking to adopt a uniform set of investment policies that reflect municipal market and regulatory developments over time.

The proposed new fundamental policy with respect to loans (the “New Fundamental Loan Policy”) would permit each Fund to make loans to the extent permitted by securities laws. Among other things, this change is intended to provide each Fund the flexibility to make loans in circumstances where a municipal issuer is in distress, if the Adviser believes that doing so would both:

—	facilitate a timely workout of the issuer’s situation in a manner that benefits the Fund; and

—	be or represent the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

Conforming and updating these investment policies is intended to benefit common shareholders by increasing portfolio manager efficiency and flexibility to take advantage of a wide range of appropriate opportunities in the municipal bond markets in pursuit of the Funds’ investment objectives. Providing a Fund with the option of making loans to help facilitate a timely workout of a distressed issuer’s situation merely provides the Fund with an additional tool to help preserve shareholder value and should not be viewed as a commentary on the state of the municipal bond market or as indicative of an immediate need or desire to make a loan to an issuer facing a credit workout situation.

In order to implement the New Fundamental Loan Policy, each Fund must eliminate its Current Fundamental Loan Policy, which change requires your approval. In particular, shareholders must first approve the elimination of their Fund’s Current Fundamental Loan Policy as well as the implementation of the New Fundamental Loan Policy.

The primary purposes of these changes are to provide the Funds with increased flexibility in diversifying portfolio risks and optimizing returns on current investments in order to pursue the preservation of and possible growth of capital which, if successful, will help to sustain and build net asset value, and to create consistent investment policies for all Nuveen municipal bond funds to promote operational efficiencies.

The Board has unanimously approved, and unanimously recommends, the approval by shareholders of each Fund, the elimination of the Current Fundamental Loan Policy of each Fund and the New Fundamental Loan Policy, described below.

(a)	Elimination of Fundamental Policy Relating to Making Loans: Each Fund’s Current Fundamental Loan Policy with respect to making loans, which is proposed to be eliminated, provides that the respective Fund shall not:

Make loans, other than by entering into repurchase agreements and through the purchase of [Municipal Obligations/municipal bonds] or [temporary/short-term] investments in accordance with its investment objectives, policies and limitations.

(b)	Approval of New Fundamental Policy Relating to Making Loans: It is proposed that each Fund adopt a New Fundamental Loan Policy with respect to making loans. The adoption of the following New Fundamental Loan Policy for each Fund is contingent on shareholder approval of the elimination of that Fund’s Current Fundamental Loan Policy with respect to making loans, as reflected in (a) above. The proposed New Fundamental Loan Policy provides that each Fund shall not:

Make loans, except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended.

For each Fund, approval of the elimination of the Current Fundamental Loan Policy and the adoption of the New Fundamental Loan Policy requires the affirmative vote of the holders of a majority of the Fund’s common shares and preferred shares, voting as a single class, and of the preferred shares, voting as a separate class, which is defined as (i) 67% or more of the voting securities present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less. Broker non-votes and abstentions will have the same effect as shares voted against the proposal. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. In addition, as required by the terms of the VRDP Shares, each Fund will need to obtain certain consents from rating agencies and the liquidity provider with respect to its VRDP Shares in order to implement the New Fundamental Loan Policy if approved.

To the extent that shareholders of an Acquired Fund do not approve the proposals relating to the New Fundamental Loan Policy but the Reorganizations are approved, it is possible the Acquired Fund’s shareholders will be subject to the New Fundamental Loan Policy following the completion of the Reorganizations (as shareholders of the Acquiring Fund) even though they did not vote to approve the New Fundamental Loan Policy. Conversely, if the shareholders of the Acquiring Fund do not approve the New Fundamental Loan Policy but the Reorganizations are approved, it is possible that shareholders of an Acquired Fund that approved the New Fundamental Loan Policy with respect to their Fund may not benefit from the New Investment Policy following the completion of the Reorganizations.

Board Recommendation

The Board believes that eliminating the Current Fundamental Loan Policies and adopting the New Fundamental Loan Policies gives the Adviser flexibility to rapidly respond to continuing developments in the municipal market and would enhance the portfolio managers’ ability to meet each Fund’s investment objectives. In addition, the Board believes that the proposed change will create consistent investment policies for all Nuveen municipal bond funds and will help to promote operational efficiencies.

The Board recommends that shareholders of each Fund vote to approve the elimination of each Current Fundamental Loan Policy and to approve each New Fundamental Loan Policy.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Acquired Funds

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information, of each Fund as of December 28, 2011.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund:
Common shares	Unlimited
Preferred shares	Unlimited
Premium Income:
Common shares	200,000,000
Preferred shares	1,000,000
Premium Income 2:
Common shares	200,000,000
Preferred shares	1,000,000
Dividend Advantage:
Common shares	Unlimited
Preferred shares	Unlimited

The common shares of the Acquiring Fund and Dividend Advantage are listed and trade on the NYSE AMEX under the symbol NKX and NKL, respectively. The common shares of Premium Income and Premium Income 2 are listed and trade on the NYSE under the ticker NPC and NCL, respectively. The preferred shares are not listed on any exchange.

Shareholders of the Acquiring Fund and the Acquired Funds

As of                     , 2011, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding shares common shares and less than 1% of the total outstanding preferred shares of that Fund.

As of                     , 2011, no shareholder or group of shareholders beneficially owned more than 5% of any class of shares for each Fund, [except as provided below]. This information is based on Schedule 13G filings and amendments made on or before                     , 2011.

[table]

Audit Committee Report

The Audit Committee of each Fund’s Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains and evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each committee member meets the independence and experience requirements, as applicable, of the NYSE, NYSE Amex, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the committee are:

Robert P. Bremner

David J. Kundert

William J. Schneider

Carole E. Stone

Terence J. Toth

Appointment of the Independent Registered Public Accounting Firm

Each Fund’s Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit and Related Fees

Audit and Related Fees.    The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011
Tax-Free Advantage	11,198	18,200	0	1,500	0	0	0	0	0	0	0	0	0	0
Premium Income	11,924	18,200	0	1,500	0	0	0	0	0	0	3,400	850	0	0
Premium Income 2	15,808	18,200	0	0	0	0	0	0	0	0	3,400	3,400	0	0
Dividend Advantage	18,316	18,200	0	6,250	0	0	0	0	0	0	850	850	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.
(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures engagements for the leveraged Funds.

Non-Audit Fees.    The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
Fund	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011
Tax-Free Advantage	0	0	0	0	0	0	0	0
Premium Income	3,400	850	0	0	0	0	3,400	850
Premium Income 2	3,400	3,400	0	0	0	0	3,400	3,400
Dividend Advantage	850	850	0	0	0	0	850	850

Audit Committee Pre-Approval Policies and Procedures.    Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his/her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities was pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE or NYSE Amex, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided above in the section entitled “Shareholder of the Acquiring Fund and Acquired Funds.”

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the projected net benefit and cost savings to each Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Shareholder Proposals

To be considered for presentation at the 2012 annual meeting of shareholders of the Funds, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than                     , 2012. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to the Acquiring Fund’s By-Laws, submit such written notice to the Acquiring Fund not later than                     , 2012 or prior to                     , 2012. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If all proposals are approved and the Reorganizations are consummated, the Acquired Funds will cease to exist and will not hold their 2012 annual meeting. If the Reorganizations are not approved or are not consummated, the Acquired Funds will hold their 2012 annual meeting of shareholders, expected to be held in November 2012.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is February 28.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 24, 2012

Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/ Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting on behalf of a Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals other than the election of directors. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

January     , 2012

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this     day of                     , 2011 by and among Nuveen Insured California Tax-Free Advantage Municipal Fund, a Massachusetts business trust (the “Acquiring Fund”), and each of Nuveen Insured California Premium Income Municipal Fund, Inc., a Minnesota corporation (“Premium Income Fund”), Nuveen Insured California Premium Income Municipal Fund 2, Inc., a Minnesota corporation (“Premium Income Fund 2”), and Nuveen Insured California Dividend Advantage Municipal Fund, a Massachusetts business trust (“Dividend Advantage Fund” and together with Premium Income Fund and Premium Income Fund 2, each an “Acquired Fund” and collectively the “Acquired Funds”), and Nuveen Fund Advisors, Inc., the investment adviser to the Acquiring and Acquired Funds (the “Adviser”) (for purposes of Section 9.1 of the Agreement only). The Acquiring Fund and each Acquired Fund may be referred to collectively herein as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Acquired Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”) and newly issued Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, as set forth in this Agreement (“Acquiring Fund VRDP Shares” and collectively with the Acquiring Fund Common Shares, “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund; and (ii) the distribution of all the Acquiring Fund Common Shares and Acquiring Fund VRDP Shares to the holders of common shares and VRDP Shares of the Acquired Fund, respectively, as part of the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and collectively, the “Reorganizations”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganizations, and the Board of Trustees or Directors, as applicable, of each Acquired Fund (each, an “Acquired Fund Board”) has determined that the applicable Reorganization is in the best interests of the respective Acquired Fund and that the interests of the existing shareholders of such Acquired Fund will not be diluted as a result of its Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF

EACH ACQUIRED FUND AND TERMINATION AND LIQUIDATION OF EACH ACQUIRED FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to such Acquired Fund the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and the same number of Acquiring Fund VRDP Shares as the number of VRDP Shares of the Acquired Fund outstanding immediately prior to the Closing Date and having substantially identical terms to such Acquired Fund VRDP Shares as of the Closing Date, and (ii) to assume substantially all of the liabilities of such Acquired Fund, if any, as set forth in Section 1.3. The Acquiring Fund VRDP Shares shall be issued in multiple series as set forth in Exhibit A hereto and shall have substantially similar terms and preferences as outstanding VRDP Shares of the Acquiring Fund including, without limitation, the same liquidation preference, voting rights and rights upon liquidation. Such transactions shall take place at the closing provided for in Section 3.1 (each a “Closing” and collectively, the “Closings”).

1.2        ASSETS TO BE TRANSFERRED.    Each Acquired Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, except that the Acquired Fund shall retain assets sufficient to pay the preferred share dividend as set forth in Section 1.4 and its expenses as set forth in Article IX.

Each Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish each Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. Each Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of each Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, each Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require any Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund Board or the Adviser, such disposition would adversely affect the status of its Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of such Acquired Fund.

1.3        LIABILITIES TO BE ASSUMED.    Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except as provided in Section 1.4. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of an Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund shall not assume any liabilities with respect to the dividend set forth in Section 1.4.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends shall accumulate on the preferred shares of each Acquired Fund up to and including the day before the Closing Date (as such term is defined in Section 3.1) and then cease to accumulate, and dividends on the Acquiring Fund VRDP Shares shall accumulate from and including the Closing Date. Prior to the Closing Date, each Acquired Fund shall declare all accumulated but unpaid dividends on its Acquired Fund VRDP Shares up to and including the day before the Closing Date, such dividends to be paid to the holder thereof on the dividend payment date in respect of the first dividend period of the Acquiring Fund VRDP Shares for which such Acquired Fund VRDP Shares were exchanged. The first dividend period for Acquiring Fund VRDP Shares will commence on the Closing Date and end on the last business day of the calendar month that includes the Closing Date, and each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such Acquiring Fund VRDP Shares). Each Acquired Fund shall retain assets in an amount sufficient to pay the dividend declared by it pursuant to this Section 1.4, and such assets shall not be transferred to the Acquiring Fund on the Closing Date.

1.5        LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) each Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its common shareholders of record, determined as of the Valuation Time, as such term is defined in Section 2.1 (the “Acquired Fund Common Shareholders”), all of the Acquiring Fund Common Shares received by such Acquired Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and prior to the Liquidation Date (“Interim Dividends”)) and to its preferred shareholders of record, determined as of the Valuation Time (“Acquired Fund Preferred Shareholders” and, collectively with each Acquired Fund Common Shareholders, the “Acquired Fund Shareholders”), one share of Acquiring Fund VRDP Shares received by such Acquired Fund (together with any Interim Dividends) in exchange for each Acquired Fund VRDP Share held by the shareholders of such Acquired Fund immediately prior to its respective Reorganization; and (b) each Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund Shareholders and representing, in the case of an Acquired Fund Common Shareholder, such shareholder’s pro rata share of the Acquiring Fund Common Shares received by such Acquired Fund and in the case of an Acquired Fund Preferred Shareholder, a number of Acquiring Fund VRDP Shares received by such Acquired Fund equal to the number of Acquired Fund VRDP Shares held by such shareholder immediately prior to the Closing Date (as set forth above), and by paying to the shareholders of the Acquired Fund any Interim Dividends on such transferred shares. All issued and outstanding common and preferred shares of each Acquired Fund will simultaneously be canceled on the books of the

Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to each Acquired Fund, in an amount computed in the manner set forth in this Agreement, to be distributed to Acquired Fund Shareholders.

1.7        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of an Acquired Fund’s common shares or preferred shares on the books of such Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8        TERMINATION.    Each Acquired Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts or Minnesota state law, as applicable, promptly following the Closing Date and the making of all distributions pursuant to Section 1.5.

1.9        REPORTING.    Any reporting responsibility of each Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the New York Stock Exchange (“NYSE”), NYSE Amex or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of each Acquired Fund.

1.10        BOOKS AND RECORDS.    All books and records of each Acquired Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Acquired Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures adopted by the Acquired Fund’s Board of Directors or Trustees or such other valuation procedures as shall be mutually agreed upon by the parties. The value of each Acquired Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Acquired Fund.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share shall be computed as of the Valuation Time, using the valuation procedures adopted by the Acquiring Fund’s Board of Trustees or such other valuation procedures as shall be mutually agreed upon by the parties. The value of the Acquiring Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Acquiring Fund preferred shares.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for an Acquired Fund’s assets transferred to the Acquiring Fund shall be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of such Acquired Fund that are assumed by the Acquiring Fund) determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share determined in accordance with Section 2.2. No fractional Acquiring Fund Common Shares will be issued to an Acquired Fund’s shareholders and, in lieu of such fractional shares, an Acquired Fund’s shareholders will receive cash. The aggregate net asset value of Acquiring Fund Common Shares received by each Acquired Fund in a Reorganization will equal the aggregate net asset value of Acquired Fund common shares held by shareholders of such Acquired Fund immediately prior to the Closing Date. In the event there are fractional Acquiring Fund Common Shares due an Acquired Fund shareholder on the Closing Date after each Acquired Fund’s common shares have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole on the NYSE Amex for the account holders of all such fractional interests, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time, either: (a) the NYSE, NYSE Amex or another primary exchange on which the portfolio securities of the Acquiring Fund or an Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE, NYSE Amex or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or an Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1        CLOSING DATE.    Each Closing shall occur on                      or such other date as the parties may agree (each a “Closing Date”). Unless otherwise provided, all acts taking place at a Closing shall be deemed to take place as of 8:00 a.m. Central time. Each Closing shall be held as of 8:00 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Acquired Fund shall cause State Street, as custodian for such Acquired Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3        TRANSFER AGENT’S CERTIFICATE.    Each Acquired Fund shall cause State Street, as transfer agent for such Acquired Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all of its Acquired Fund Shareholders, and the number and percentage ownership of outstanding common shares and preferred shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause State Street, its transfer agent, to issue and deliver to each Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of each Acquired Fund or provide evidence satisfactory to each Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH ACQUIRED FUND.    Each Acquired Fund represents and warrants as follows:

(a)    The Acquired Fund is a corporation or business trust, as applicable, duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization.

(b)    The Acquired Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)    The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of the Acquired Fund’s Declaration of Trust or Articles of Incorporation, as applicable, or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(d)    Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing Date.

(e)    No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)    The financial statements of the Acquired Fund as of February 28, 2011, and for the year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of February 28, 2011, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(g)    The financial statements of the Acquired Fund as of August 31, 2011, and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of August 31, 2011, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(h)    Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i)    All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(j)    The authorized capital of Dividend Advantage Fund consists of an unlimited number of common and preferred shares, par value $.01 per share. The authorized capital of each of Premium Income Fund and Premium Income Fund 2 consists of 200,000,000 shares of common stock and 1,000,000 shares of preferred stock, par value $.01 per share. All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (recognizing that, with respect to each Acquired Fund organized as a Massachusetts business trust, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund under Massachusetts law). All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into shares of the Acquired Fund.

(k)    At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund, including the determinations of the Acquired Fund Board required by Rule 17a-8(a) of the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)    The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)    From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with its Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)    For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”), (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the short taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)    The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)    The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)    The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)    No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(e)    The financial statements of the Acquiring Fund as of February 28, 2011 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to each Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of February 28, 2011, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)    The financial statements of the Acquiring Fund as of August 31, 2011, and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Funds) fairly reflect the financial condition of the Acquiring Fund as of August 31, 2011, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)    Since the date of the financial statements referred to in subsections (e) and (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)    All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsections (e) and (f) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)    The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All issued and outstanding shares of the Acquiring Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations to the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(j)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Board of the Acquiring Fund required pursuant to Rule 17a-8(a) of the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)    The Acquiring Fund Shares to be issued and delivered to each Acquired Fund for the account of Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(l)    The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m)    From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)    For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date, and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(o)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.4 and 8.5, the Acquiring Fund and each Acquired Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and each Acquired Fund will call a meeting of their respective shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    Each Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganizations and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    Each Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, each Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by such Acquired Fund’s Controller, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other parties with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Funds nor the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as reorganizations within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.7.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS of each Acquired FUND

The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to each Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s Chief Administrative Officer or Vice President and its Controller, in form and substance satisfactory to each Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as each Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF the ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants, and warranties of each Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. Each Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Acquired Fund’s Chief Administrative Officer or Vice President and the Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        Each Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Controller of the Fund.

7.3        On or immediately prior to the Closing Date, each Acquired Fund shall have declared the dividends and/or distributions contemplated by Section 1.4.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Acquired Fund and the Acquiring Fund hereunder shall also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Acquired Fund in accordance with applicable law and the provisions of each Acquired Fund’s Declaration of Trust or Articles of Incorporation, as applicable, and By-Laws. In addition, this Agreement, the issuance of Acquiring Fund Shares and the transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding shares of the Acquiring Fund in accordance with applicable law, the requirements of the applicable exchanges and the provisions of the Acquiring Fund’s Declaration of Trust and By-Laws.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Each Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward).

8.6        The Funds shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        Each of the Acquiring Fund and Dividend Advantage Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Prospectus/Proxy Statement.

(b)        Each of Premium Income Fund and Premium Income Fund 2 has been duly organized as a corporation and is validly existing and in good standing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Prospectus/Proxy Statement.

(c)        Each Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to each Acquired Fund on behalf of its Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, except that, as described in the Registration Statement, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(e)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts or State of Minnesota, as applicable, is required for consummation by the Funds of the transactions contemplated herein, except as have been obtained.

(f)        With respect to each Fund, the execution and delivery of the Agreement by the Fund, did not, and the performance of the Fund’s obligations pursuant to the terms of the Agreement will not, violate the Fund’s Declaration of Trust or Articles of Incorporation, as applicable, or By-Laws (assuming approval of shareholders of the Funds has been obtained).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinion of Bingham McCutchen LLP. Insofar as the opinions expressed above relate to or are dependent on matters governed by the laws of the State of Minnesota, Vedder Price P.C. may rely on the opinion of Dorsey & Whitney LLP.

8.7        With respect to each Reorganization, the Funds participating in such Reorganization shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of substantially all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund followed by the distribution to Acquired Fund Shareholders of all the Acquiring Fund Shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund.

(c)        No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to Acquired Fund Shareholders solely in exchange for such shareholders’ common and preferred shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)        No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by Acquired Fund Shareholders pursuant to the Reorganization (including any fractional Acquiring Fund Share to which a shareholder would be entitled) will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder (including any fractional Acquiring Fund Share to which a shareholder would be entitled) will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Reorganizations on (A) each Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination thereof) under a mark-to-market system of accounting, (B) any Acquired Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting, or (C) an Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Acquired Fund may waive the conditions set forth in this Section 8.7. Insofar as the opinions expressed above relates to or is dependent upon the classification of the Acquiring Fund VRDP Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion of                      with respect to such issue.

8.8        The Acquiring Fund shall have obtained written confirmation from Moody’s Investors Service, Inc., Fitch Ratings, Inc. or Standard & Poor’s Corporation that (a) consummation of the transactions contemplated by this Agreement will not impair the then current rating assigned by such rating agencies to the existing shares of Acquiring Fund VRDP Shares and (b) the shares of Acquiring Fund VRDP Shares to be issued pursuant to Section 1.1 will be rated by such rating agencies no less than the Acquired Fund VRDP Shares exchanged therefor.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganizations will be allocated between the Funds involved ratably based on the projected relative benefits to each Fund during the first year following the Reorganizations and paid out of such Funds’ net assets on or before the Closing Date. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs. If the Reorganizations are not consummated, the Adviser will bear the expenses incurred in connection with each Reorganization.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of an Acquired Fund or the Acquiring Fund, as the case may be, as a RIC.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or the Vice President without further action by the Acquiring Fund Board or an Acquired Fund Board. In addition, this Agreement may be terminated at or before the Closing Date due to:

(a)        a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)    a determination by the Acquiring Fund Board or an Acquired Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganizations.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Board, any Acquired Fund Board, any Acquired Fund, the Acquiring Fund, the Adviser, or any Fund’s or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees or Board of Directors, as applicable; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        With respect to each Fund organized as a Massachusetts business trust, it is expressly agreed that the obligations of such Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of any Fund personally, but shall bind only the fund property of the respective Fund, as provided in each Fund’s Declaration of Trust, which is on file with the Secretary of State of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Board, and signed by authorized officers of each Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the fund property of the respective Fund as provided in each Fund’s Declaration of Trust.

13.6        It is understood and agreed that the use of a single Agreement is for administrative convenience only and shall constitute a separate agreement between each Acquired Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund shall have any liability for the obligations of any other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

EXHIBIT A

Acquired Fund	Acquired Fund VRDP Shares Outstanding	Acquiring Fund Shares to be Received in Reorganization	Maximum No. of Shares to be Issued
Premium Income	VRDP Shares, Series 1 Term Redemption Date: 3/1/2040	VRDP Shares, Series [ ] Term Redemption Date: 3/1/2040

Premium Income 2	VRDP Shares, Series 1 Term Redemption Date: 12/1/2040	VRDP Shares, Series [ ] Term Redemption Date: 12/1/2040

Dividend Advantage	VRDP Shares, Series 1 Term Redemption Date: 6/1/2041	VRDP Shares, Series [ ] Term Redemption Date: 6/1/2041

APPENDIX B

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the life of the Fund.

Acquiring Fund

The following financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. The information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of February 28, 2011, including the financial highlights for each of the five years in the period then ended, have been audited by Ernst & Young LLP, independent registered public accounting firm. Also included is selected data from the six months ended August 31, 2011, which is unaudited and appears in the Fund’s 2011 Semi-Annual Report. The Annual and Semi-Annual Reports may be obtained without charge by calling (800) 257-8787.

	Year Ended February 28/29,					Year Ended August 31,
Per Share Operating Performance	2012(b)	2011	2010	2009(c)		2008	2007	2006	2005	2004	2003(d)
Beginning Common Share Net Asset Value	$12.82	$14.03	$12.85	$14.19		$14.47	$14.92	$15.17	$14.62	$13.79	$14.33
Investment Operations:
Net Investment Income (Loss)	0.43	0.81	0.85	0.39		0.97	0.96	0.95	0.96	0.96	0.64
Net Realized/Unrealized Gain (Loss)	1.09	(1.22)	1.09	(1.32)		(0.30)	(0.46)	(0.25)	0.57	0.84	(0.33)
Distributions from Net Investment Income to Auction Rate Preferred Shareholders†	0.00	0.00	0.00	0.00	****	(0.24)	(0.24)	(0.21)	(0.13)	(0.06)	(0.04)
Distributions from Capital Gains to Auction Rate Preferred Shareholders†	0.00	0.00	0.00	(0.01)		0.00	0.00	0.00	0.00	0.00	0.00

Total	1.52	(0.41)	1.94	(0.94)		0.43	0.26	0.49	1.40	1.74	0.27

Less Distributions:
Net Investment Income to Common Shareholders	(0.40)	(0.80)	(0.76)	(0.35)		(0.71)	(0.71)	(0.74)	(0.85)	(0.91)	(0.60)
Capital Gains to Common Shareholders	0.00	0.00	0.00	(0.05)		0.00	0.00	0.00	0.00	0.00	0.00

Total	(0.40)	(0.80)	(0.76)	(0.40)		(0.71)	(0.71)	(0.74)	(0.85)	(0.91)	(0.60)

Offering Costs and Preferred Share Underwriting Discounts	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00	0.00	(0.21)

Ending Common Share Net Asset Value	$13.94	$12.82	$14.03	$12.85		$14.19	$14.47	$14.92	$15.17	$14.62	$13.79

Ending Market Value	$12.88	$11.78	$12.87	$11.75		$13.78	$14.47	$14.27	$14.38	$14.19	$13.56
Total Returns:
Based on Market Value*	12.95%	(2.71)%	16.39%	(11.55)%		0.12%	6.35%	4.56%	7.46%	11.54%	(5.79)%
Based on Common Share Net Asset Value*	12.05%	(3.18)%	15.49%	(6.42)%		2.97%	1.69%	3.43%	9.84%	12.86%	0.34%

	Year Ended February 28/29,							Year Ended August 31,
	2012(b)		2011	2010		2009(c)		2008	2007	2006	2005	2004	2003(d)
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$82,059		$75,493	$82,579		$75,661		$83,531	$85,144	$87,775	$89,272	$86,008	$81,141
Ratios to Average Net Assets Applicable to Common Shares
Before Reimbursement††:
Expenses(a)	1.82	%***	2.06%	1.68%		2.57	%***	1.33%	1.27%	1.22%	1.21%	1.23%	1.14	%***
Net Investment Income (Loss)	6.36	%***	5.74%	6.11%		5.89	%***	6.28%	5.95%	5.97%	5.95%	6.17%	5.25	%***
Ratios to Average Net Assets Applicable to Common Shares
After Reimbursement††**:
Expenses(a)	1.82	%***	1.97%	1.47%		2.27	%***	0.94%	0.79%	0.74%	0.74%	0.74%	0.69	%***
Net Investment Income (Loss)	6.36	%***	5.83%	6.32%		6.19	%***	6.67%	6.43%	6.45%	6.42%	6.66%	5.70	%***
Portfolio Turnover Rate	1%		8%	—	%*****	3%		28%	15%	4%	3%	20%	45%
Auction Rate Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$—		$—	$—		$—		$—	$45,000	$45,000	$45,000	$45,000	$45,000
Liquidation Value Per Share	$—		$—	$—		$—		$—	$25,000	$25,000	$25,000	$25,000	$25,000
Asset Coverage Per Share	$—		$—	$—		$—		$—	$72,302	$73,764	$74,595	$72,782	$70,078
Variable Rate Demand Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$35,500		$35,500	$35,500		$35,500		$35,500	$—	$—	$—	$—	$—
Liquidation Value Per Share	$100,000		$100,000	$100,000		$100,000		$100,000	$—	$—	$—	$—	$—
Asset Coverage Per Share	$331,152		$312,655	$332,616		$313,131		$335,299	$—	$—	$—	$—	$—

*	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
**	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of November 30, 2010, the Adviser is no longer reimbursing the Fund for any fees or expenses
***	Annualized.
****	Rounds to less than $.01 per share.
*****	Calculates to less than 1%.
†	The amounts shown are based on common share equivalents.
††	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares and/or Variable Rate Demand Preferred Shares, where applicable.

(a)	The expense ratios reflect, among other things, all interest expense and other costs related to Variable Rate Demand Preferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both as described in Footnote 1—General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

2012(b)	0.72	%***
2011	0.92
2010	0.57
2009(c)	1.03	***
2008	0.08
2007	0.06
2006	—
2005	—
2004	—
2003(d)	—
(b)	For the six months ended August 31, 2011. (Unaudited)
(c)	For the six months ended February 28, 2009.
(d)	For the period November 21, 2002 (commencement of operations) through August 31, 2003.

Acquired Funds

The following financial highlights table is intended to help you understand each Acquired Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. Except where noted, the information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of February 28, 2011, including the financial highlights for each of the five years in the period then ended, have been audited by Ernst & Young LLP, independent registered public accounting firm. Also included is selected data from the six months ended August 31, 2011, which is unaudited and appears in the Fund’s 2011 Semi-Annual Report. The Annual and Semi-Annual Reports may be obtained without charge by calling (800) 257-8787.

Premium Income

	Year Ended February 28/29,					Year Ended August 31,
Per Share Operating Performance	2012(b)	2011		2010	2009(c)	2008		2007	2006	2005	2004	2003	2002	2001
Beginning Common Share Net Asset Value	$13.63	$14.74		$14.03	$14.93	$15.04		$15.58	$16.21	$16.23	$15.59	$16.17	$16.04	$15.08
Investment Operations:
Net Investment Income (Loss)	0.44	0.88		0.96	0.47	0.95		0.90	0.92	0.95	0.99	0.99	1.05	1.04
Net Realized/Unrealized Gain (Loss)	1.33	(1.10)		0.55	(0.74)	(0.10)		(0.40)	(0.38)	0.22	0.68	(0.45)	0.03	0.99
Distributions from Net Investment Income to Auction Rate Preferred Shareholders†	0.00	0.00	****	(0.03)	(0.11)	(0.22)		(0.21)	(0.18)	(0.10)	(0.05)	(0.06)	(0.09)	(0.21)
Distributions from Capital Gains to Auction Rate Preferred Shareholders†	0.00	0.00		(0.02)	(0.02)	0.00	****	(0.02)	(0.02)	(0.01)	0.00	(0.01)	0.00	0.00

Total	1.77	(0.22)		1.46	(0.40)	0.63		0.27	0.34	1.06	1.62	0.47	0.99	1.82

Less Distributions:
Net Investment Income to Common Shareholders	(0.44)	(0.86)		(0.75)	(0.36)	(0.73)		(0.73)	(0.83)	(0.92)	(0.93)	(0.97)	(0.86)	(0.86)
Capital Gains to Common Shareholders	0.00	(0.03)		0.00	(0.14)	(0.01)		(0.08)	(0.14)	(0.16)	(0.05)	(0.08)	0.00	0.00

Total	(0.44)	(0.89)		(0.75)	(0.50)	(0.74)		(0.81)	(0.97)	(1.08)	(0.98)	(1.05)	(0.86)	(0.86)

	Year Ended February 28/29,							Year Ended August 31,
	2012(b)		2011	2010		2009(c)		2008	2007	2006	2005	2004	2003	2002	2001
Offering Costs and Preferred Share Underwriting Discounts	0.00		0.00	0.00	****	0.00	****	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Ending Common Share Net Asset Value	$14.96		$13.63	$14.74		$14.03		$14.93	$15.04	$15.58	$16.21	$16.23	$15.59	$16.17	$16.04

Ending Market Value	$13.86		$13.26	$13.30		$12.04		$13.89	$14.96	$15.08	$15.90	$15.81	$15.07	$15.85	$15.69
Total Returns:
Based on Market Value*	7.92%		6.29%	17.13%		(9.25)%		(2.21)%	4.61%	1.00%	7.58%	11.80%	1.55%	6.73%	14.12%
Based on Common Share Net Asset Value*	13.18%		(1.75)%	10.66%		(2.43)%		4.23%	1.70%	2.23%	6.74%	10.64%	2.82%	6.47%	12.43%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$96,374		$87,827	$94,944		$90,531		$96,462	$97,176	$100,581	$104,510	$104,618	$100,427	$104,137	$103,068
Ratios to Average Net Assets Applicable to Common Shares
Before Reimbursement††:
Expenses(a)	1.83	%***	1.77%	1.19%		1.27	%***	1.19%	1.22%	1.16%	1.14%	1.17%	1.17%	1.21%	1.22%
Net Investment Income (Loss)	6.28	%***	6.03%	6.68%		6.88	%***	6.24%	5.84%	5.89%	5.85%	6.17%	6.13%	6.65%	6.77%
Ratios to Average Net Assets Applicable to Common Shares
After Reimbursement††**:
Expenses(a)	1.83	%***	1.77%	1.19%		1.27	%***	1.19%	1.22%	1.16%	1.14%	1.17%	1.17%	1.21%	1.22%
Net Investment Income (Loss)	6.28	%***	6.03%	6.68%		6.88	%***	6.24%	5.84%	5.89%	5.85%	6.17%	6.13%	6.65%	6.77%
Portfolio Turnover Rate	8%		6%	10%		1%		17%	9%	9%	9%	25%	26%	30%	21%
Auction Rate Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$—		$—	$45,000		$45,000		$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000
Liquidation Value Per Share	$—		$—	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Asset Coverage Per Share	$—		$—	$77,746		$75,295		$78,590	$78,987	$80,878	$83,061	$83,121	$80,793	$82,854	$82,260
Variable Rate Demand Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$42,700		$42,700	$—		$—		$—	$—	$—	$—	$—	$—	$—	$—
Liquidation Value Per Share	$100,000		$100,000	$—		$—		$—	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per Share	$325,699		$305,684	$—		$—		$—	$—	$—	$—	$—	$—	$—	$—

*	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
***	Annualized.
****	Rounds to less than $.01 per share.
†	The amounts shown are based on common share equivalents.
††	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares and/or Variable Rate Demand Preferred Shares, where applicable.
(a)	The expense ratios reflect, among other things, all interest expense and other costs related to Variable Rate Demand Preferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both as described in Footnote 1—General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

2012(b)	0.73	%***
2011	0.60
2010	—
2009(c)	—	****
2008	—
2007	0.06
2006	—
2005	—
2004	—
2003	—
2002	—
2001	—
(b)	For the six months ended August 31, 2011. (Unaudited)
(c)	For the six months ended February 28, 2009.

Premium Income 2

	Year Ended February 28/29,							Year Ended August 31,
Per Share Operating Performance	2012(b)	2011		2010		2009(c)		2008	2007	2006	2005	2004	2003	2002	2001
Beginning Common Share Net Asset Value	$13.06	$13.99		$12.85		$14.13		$14.50	$14.99	$15.33	$15.12	$14.60	$15.08	$15.01	$14.09
Investment Operations:
Net Investment Income (Loss)	0.44	0.91		0.98		0.44		0.95	0.89	0.90	0.91	0.96	0.99	1.02	1.01
Net Realized/Unrealized Gain (Loss)	1.19	(0.96)		0.99		(1.12)		(0.44)	(0.46)	(0.28)	0.29	0.53	(0.51)	(0.02)	0.91
Distributions from Net Investment Income to Auction Rate Preferred Shareholders†	0.00	(0.02)		(0.03)		(0.10)		(0.24)	(0.25)	(0.20)	(0.11)	(0.06)	(0.07)	(0.10)	(0.22)
Distributions from Capital Gains to Auction Rate Preferred Shareholders†	0.00	0.00		(0.02)		(0.02)		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	1.63	(0.07)		1.92		(0.80)		0.27	0.18	0.42	1.09	1.43	0.41	0.90	1.70

Less Distributions:
Net Investment Income to Common Shareholders	(0.43)	(0.86)		(0.78)		(0.34)		(0.64)	(0.67)	(0.76)	(0.88)	(0.91)	(0.89)	(0.83)	(0.78)
Capital Gains to Common Shareholders	0.00	0.00		0.00		(0.14)		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	(0.43)	(0.86)		(0.78)		(0.48)		(0.64)	(0.67)	(0.76)	(0.88)	(0.91)	(0.89)	(0.83)	(0.78)

Offering Costs and Preferred Share Underwriting Discounts	0.00	0.00	****	0.00	****	0.00	****	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Ending Common Share Net Asset Value	$14.26	$13.06		$13.99		$12.85		$14.13	$14.50	$14.99	$15.33	$15.12	$14.60	$15.08	$15.01

Ending Market Value	$13.64	$12.45		$12.72		$10.89		$12.66	$13.71	$14.19	$15.05	$15.18	$14.32	$14.80	$14.83

	Year Ended February 28/29,						Year Ended August 31,
	2012(b)		2011	2010	2009(c)		2008	2007	2006	2005	2004	2003	2002	2001
Total Returns:
Based on Market Value*	13.26%		4.38%	24.41%	(9.95)%		(3.06)%	1.26%	(0.63)%	5.10%	12.71%	2.69%	5.57%	11.99%
Based on Common Share Net Asset Value*	12.71%		(0.72)%	15.35%	(5.40)%		1.86%	1.18%	2.91%	7.42%	10.02%	2.71%	6.29%	12.45%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$180,610		$165,359	$177,169	$162,831		$179,734	$184,343	$190,571	$194,895	$192,035	$185,181	$190,870	$189,633
Ratios to Average Net Assets Applicable to Common Shares
Before Reimbursement††:
Expenses(a)	1.70	%***	1.29%	1.27%	1.53	%***	1.23%	1.24%	1.20%	1.17%	1.19%	1.20%	1.23%	1.24%
Net Investment Income (Loss)	6.46	%***	6.53%	7.25%	7.15	%***	6.56%	6.00%	6.05%	6.03%	6.38%	6.53%	6.83%	7.01%
Ratios to Average Net Assets Applicable to Common Shares
After Reimbursement††**:
Expenses(a)	1.70	%***	1.29%	1.27%	1.53	%***	1.23%	1.24%	1.20%	1.17%	1.19%	1.20%	1.23%	1.24%
Net Investment Income (Loss)	6.46	%***	6.53%	7.25%	7.15	%***	6.56%	6.00%	6.05%	6.03%	6.38%	6.53%	6.83%	7.01%
Portfolio Turnover Rate	2%		26%	7%	9%		12%	19%	14%	7%	35%	22%	6%	18%
Auction Rate Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$—		$—	$79,825	$79,825		$87,400	$95,000	$95,000	$95,000	$95,000	$95,000	$95,000	$95,000
Liquidation Value Per Share	$—		$—	$25,000	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Asset Coverage Per Share	$—		$—	$80,487	$75,996		$76,411	$73,511	$75,150	$76,288	$75,535	$73,732	$75,229	$74,903
Variable Rate Demand Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$74,000		$74,000	$—	$—		$—	$—	$—	$—	$—	$—	$—	$—
Liquidation Value Per Share	$100,000		$100,000	$—	$—		$—	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per Share	$344,067		$323,458	$—	$—		$—	$—	$—	$—	$—	$—	$—	$—

*

Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
**	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
***	Annualized.
****	Rounds to less than $.01 per share.
†	The amounts shown are based on common share equivalents.
††	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares and/or Variable Rate Demand Preferred Shares, where applicable.
(a)	The expense ratios reflect, among other things, all interest expense and other costs related to Variable Rate Demand Preferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both as described in Footnote 1—General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

2012(b)	0.62	%***
2011	0.17
2010	0.09
2009(c)	0.29	***
2008	0.02
2007	0.06
2006	—
2005	—
2004	—
2003	—
2002	—
2001	—
(b)	For the six months ended August 31, 2011. (Unaudited)
(c)	For the six months ended February 28, 2009.

Dividend Advantage

	Year Ended February 28/29,							Year Ended August 31,
Per Share Operating Performance	2012(b)		2011	2010		2009(c)		2008	2007		2006	2005	2004	2003	2002(d)
Beginning Common Share Net Asset Value	$13.70		$14.71	$13.52		$14.61		$14.91	$15.50		$15.81	$15.35	$14.60	$15.14	$14.33
Investment Operations:
Net Investment Income (Loss)	0.51		1.04	1.06		0.50		1.03	1.01		1.01	1.01	1.02	0.99	0.34
Net Realized/Unrealized Gain (Loss)	1.04		(1.09)	1.01		(1.07)		(0.33)	(0.57)		(0.25)	0.52	0.84	(0.49)	0.92
Distributions from Net Investment Income to Auction Rate Preferred Shareholders†	(0.01)		(0.03)	(0.04)		(0.10)		(0.25)	(0.26)		(0.22)	(0.12)	(0.06)	(0.07)	(0.03)
Distributions from Capital Gains to Auction Rate Preferred Shareholders†	0.00		0.00	0.00		(0.01)		(0.01)	0.00	****	0.00	0.00	(0.01)	(0.01)	0.00

Total	1.54		(0.08)	2.03		(0.68)		0.44	0.18		0.54	1.41	1.79	0.42	1.23

Less Distributions:
Net Investment Income to Common Shareholders	(0.47)		(0.93)	(0.84)		(0.37)		(0.72)	(0.77)		(0.85)	(0.90)	(0.91)	(0.91)	(0.30)
Capital Gains to Common Shareholders	0.00		0.00	0.00		(0.04)		(0.02)	0.00	****	0.00	(0.05)	(0.13)	(0.05)	0.00

Total	(0.47)		(0.93)	(0.84)		(0.41)		(0.74)	(0.77)		(0.85)	(0.95)	(1.04)	(0.96)	(0.30)

Offering Costs and Preferred Share Underwriting Discounts	0.00		0.00	0.00	****	0.00	****	0.00	0.00		0.00	0.00	0.00	0.00	(0.12)

Ending Common Share Net Asset Value	$14.77		$13.70	$14.71		$13.52		$14.61	$14.91		$15.50	$15.81	$15.35	$14.60	$15.14

Ending Market Value	$14.54		$13.02	$13.66		$11.16		$13.50	$14.24		$15.70	$15.00	$14.67	$14.00	$15.00
Total Returns:
Based on Market Value*	15.54%		1.81%	30.55%		(14.22)%		(0.03)%	(4.64)%		10.72%	9.00%	12.54%	(0.35)%	2.05%
Based on Common Share Net Asset Value*	11.44%		(0.75)%	15.42%		(4.50)%		2.98%	1.13%		3.62%	9.46%	12.53%	2.70%	7.84%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$225,316		$208,950	$224,301		$206,467		$223,356	$227,923		$236,525	$241,254	$234,186	$222,751	$231,062
Ratios to Average Net Assets Applicable to Common Shares
Before Reimbursement††:
Expenses(a)	1.33	%***	1.13%	1.19%		1.32	%***	1.19%	1.21%		1.17%	1.16%	1.18%	1.18%	1.10	%***
Net Investment Income (Loss)	7.12	%***	6.94%	7.21%		7.36	%***	6.52%	6.12%		6.12%	6.06%	6.28%	6.00%	4.98	%***
Ratios to Average Net Assets Applicable to Common Shares
After Reimbursement††**:
Expenses(a)	1.24	%***	0.97%	0.95%		1.01	%***	0.84%	0.79%		0.71%	0.72%	0.73%	0.73%	0.69	%***
Net Investment Income (Loss)	7.21	%***	7.10%	7.45%		7.67	%***	6.87%	6.54%		6.58%	6.51%	6.73%	6.45%	5.38	%***
Portfolio Turnover Rate	8%		7%	1%		3%		6%	12%		3%	4%	14%	71%	12%
Auction Rate Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$—		$103,750	$108,250		$108,250		$118,000	$118,000		$118,000	$118,000	$118,000	$118,000	$118,000
Liquidation Value Per Share	$—		$25,000	$25,000		$25,000		$25,000	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Asset Coverage Per Share	$—		$75,349	$76,802		$72,683		$72,321	$73,289		$75,111	$76,113	$74,616	$72,193	$73,954
Variable Rate Demand Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$104,400		$—	$—		$—		$—	$—		$—	$—	$—	$—	$—
Liquidation Value Per Share	$100,000		$—	$—		$—		$—	$—		$—	$—	$—	$—	$—
Asset Coverage Per Share	$315,820		$—	$—		$—		$—	$—		$—	$—	$—	$—	$—

*	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
**	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
***	Annualized.
****	Rounds to less than $.01 per share.
†	The amounts shown are based on common share equivalents.
††	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares and/or Variable Rate Demand Preferred Shares, where applicable.
(a)	The expense ratios reflect, among other things, all interest expense and other costs related to Variable Rate Demand Preferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both as described in Footnote 1—General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

2012(b)	0.26	%***
2011	0.02
2010	0.03
2009(c)	0.09	***
2008	—
2007	0.05
2006	—
2005	—
2004	—
2003	—
2002(d)	—
(b)	For the six months ended August 31, 2011. (Unaudited)
(c)	For the six months ended February 28, 2009.
(d)	For the period March 25, 2002 (commencement of operations) through August 31, 2002

APPENDIX C

BENEFICIAL OWNERSHIP

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member and Board Member Nominee and for the Board Members and Board Member Nominees as a group in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2011.

Dollar Range of Equity Securities

Board Member Nominees	Tax-Free Advantage	Premium Income	Premium Income 2	Dividend Advantage	Family of Investment Companies(1)
Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$	$	$	$	$
Jack B. Evans	$	$	$	$	$
William C. Hunter	$	$	$	$	$
David J. Kundert	$	$	$	$	$
William J. Schneider	$	$	$	$	$
Judith M. Stockdale	$	$	$	$	$
Carole E. Stone	$	$	$	$	$
Virginia L. Stringer	$	$	$	$	$
Terence J. Toth	$	$	$	$	$
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$	$	$	$	$

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

The following table sets forth, for each Board Member and Board Member Nominee and for the Board Members and Board Member Nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2011. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Fund Shares Owned By Board Members And Officers(1)

Board Member Nominees	Tax-Free Advantage	Premium Income	Premium Income 2	Dividend Advantage
Independent Board Members/Nominees
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth
Non-Independent Board Member/Nominee
John P. Amboian
All Board Members and Officers as a Group

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

C-1

APPENDIX D

NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING

EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting
Tax-Free Advantage
Premium Income
Premium Income 2
Dividend Advantage

D-1

APPENDIX E

NUVEEN FUND BOARD

AUDIT COMMITTEE CHARTER

I. Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II. Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.

Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management’s or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommending changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and considering management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, proposing to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting-related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com NC-1211

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated December 19, 2011

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC) NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL) NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NKL) (EACH, AN “ACQUIRED FUND” AND COLLECTIVELY THE “ACQUIRED FUNDS”)

AND

NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND (NKX) (THE “ACQUIRING FUND” AND, TOGETHER WITH THE ACQUIRED FUNDS, THE “FUNDS” AND EACH, A “FUND”)

This Statement of Additional Information is available to shareholders of the Acquired Funds in connection with the proposed reorganizations whereby, with respect to each reorganization, (i) the Acquiring Fund would acquire substantially all of the assets of the Acquired Fund in exchange solely for common shares and Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Acquiring Fund and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund, and (ii) the Acquired Fund would be liquidated, dissolved and terminated in accordance with its Declaration of Trust (each, a “Reorganization”).

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated                     , 2012 relating to the proposed Reorganizations of the Acquired Funds into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787, by writing to the Funds or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this Statement of Additional Information. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is dated                     , 2012.

i

Effective January 1, 2011, the Funds’ investment adviser changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), and Nuveen Asset Management, LLC (“Nuveen Asset Management” or “NAM”), a wholly-owned subsidiary of Nuveen Fund Advisors, was appointed as sub-adviser to the Funds, and the Funds’ portfolio managers became employees of Nuveen Asset Management rather than Nuveen Fund Advisors.

INVESTMENT OBJECTIVES AND POLICIES

The following supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions,” are not fundamental policies and may be changed by a Fund’s Board of Trustees without the approval of shareholders.

Under normal circumstances, each Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments the income from which is exempt from regular federal and California income taxes, and are covered by insurance guaranteeing the timely payment of principal and interest thereon. Inverse floaters, whose underlying bonds are covered by insurance guaranteeing the timely payment of principal and interest thereon, are included in the above-referenced 80% tests with respect to each Fund. In addition, the Acquiring Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals. The Acquired Funds do not have any policy regarding investments in securities subject to the alternative minimum tax applicable to individuals and may have substantial holdings of securities subject to such tax.

Under normal circumstances, the municipal securities in which the Funds invest will be, at the time of purchase, (i) rated BBB/Baa or better by an NRSRO or covered by insurance from insurers with a claims-paying ability rated BBB/Baa or better by an NRSRO; (ii) unrated, but judged to be of comparable quality by the Investment Adviser; or (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest.

If a municipal security satisfies the rating requirements described above at the time of purchase, a Fund will not be required to dispose of the security upon downgrade.

Each Fund also may invest up to 15% of its net assets in inverse floating rate securities.

During temporary defensive periods and in order to keep each Fund’s cash fully invested, a Fund may invest up to 100% of its net assets in short-term investments including high-quality, short-term securities that may be either tax exempt or taxable. Each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income taxes.

A general description of NRSRO (i.e., Moody’s, S&P and Fitch) ratings of municipal securities is set forth in Appendix A to this Statement of Additional Information.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, each Fund’s portfolio will be composed principally of the investments described below.1

General.    Each Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and California personal income taxes (and, in the case of the Acquiring Fund, the federal alternative minimum tax applicable to individuals). Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

The municipal securities in which the Funds will invest are generally issued by the State of California (the “State”), a municipality in California, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by NAM to be reliable), is exempt from regular federal income tax and California personal income tax (and, in the case of the Acquiring Fund) the federal alternative minimum tax applicable to individuals. The Funds may invest in municipal bonds issued by United States territories (such as Puerto Rico or Guam) that are exempt from regular federal and California income taxes (and, in the case of the Acquiring Fund, the federal alternative minimum tax applicable to individuals).

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    The Funds also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry

2

special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Funds will only purchase municipal securities representing lease obligations where NAM believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Funds with the right to demand payment, on not more than seven days’ notice, of all or any part of a Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. A Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate, and Associated Floating Rate, Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. [The Funds may invest up to 15% of its Managed Assets in inverse floaters.] Inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: short-term floating rate municipal securities (sometimes referred to as “tender option bonds”), which are sold to third-party investors, and residual inverse floating rate municipal securities, which the Funds would purchase. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third-party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution received periodic fees. The security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Funds are paid the residual cash flow from the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Funds, as the holder of the residual inverse floating rate securities. An inverse floating rate municipal security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust exceeds 50% of the principal amount of the municipal bonds owned by the special purpose trust.

Because increases in either the interest rate on the securities or the value of indexes (with which inverse floaters maintain their inverse relationship) reduce the residual interest paid on inverse floaters, inverse floaters’ value generally is more volatile than that of fixed rate bonds. Inverse floaters have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Municipal Bond Insurance

Each insured municipal bond that the Funds holds will either be (1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance (“Original Issue Insurance”), (2) covered by an insurance policy applicable to a specific security and obtained by the Funds, and/or a third party subsequent to the time of original issuance (“Secondary Market Insurance”), or (3) covered by a master municipal insurance policy purchased by the Funds (“Portfolio Insurance”). There is no limit on the percentage of a Fund’s assets that may be invested in municipal bonds insured by any one insurer.

Municipal bonds covered by Original Issue Insurance or Secondary Market Insurance, as the case may be, are themselves typically assigned a rating by virtue of the rating of the claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way of contrast, the ratings, if any, assigned to municipal bonds insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuer, without regard to the insurance feature, and generally will carry a rating that is below the claims-paying ability of the insurer. While in the portfolio of the Funds, however, a municipal bond backed by Portfolio Insurance will effectively be of the same credit quality as a municipal bond issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

The Funds will not be required to dispose of the securities in the event an NRSRO downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In this connection, it should be noted that in the event an NRSRO should downgrade its assessment of the claims-paying ability of a particular insurer, it or they could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of the Funds. NRSROs continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time the Funds purchase securities.

The value of municipal bonds covered by Portfolio Insurance that are in default or in significant risk of default will be determined by separately establishing a value for the municipal bond and a value for the Portfolio Insurance.

Original Issue Insurance.    Original Issue Insurance is purchased with respect to a particular issue of municipal bonds by the issuer thereof or a third party in conjunction with the original issuance of such municipal bonds. Under this insurance, the insurer unconditionally guarantees to the holder of the municipal bond the timely payment of principal and interest on such obligations when and as these payments become due but not paid by the issuer, except that in the event of the acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as payment of principal would have been due had there not been any acceleration. The insurer is responsible for these payments less any amounts received by the holder from any trustee for the municipal bond issuer or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal bonds), the value of a Fund’s shares, the market value of municipal bonds, or payments of any tender purchase price upon the tender of the municipal bonds. Original Issue Insurance also does not insure against nonpayment of principal or interest on municipal bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

Original Issue Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of these municipal bonds. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

Secondary Market Insurance.    Subsequent to the time of original issuance of a municipal bond, the Funds or a third party may, upon the payment of a single premium, purchase insurance on that security. Secondary Market Insurance generally provides the same type of coverage as Original Issue Insurance and, as with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of these municipal bonds.

One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal bond would be to enable the Funds to enhance the value of the security. The Funds, for example, might seek to purchase a particular municipal bond and obtain Secondary Market Insurance, for it if, in NAM’s opinion, the market value of the security, as insured, less the cost of the Secondary Market Insurance would exceed the current value of the security without insurance. Similarly, if the Funds owns but wishes to sell a municipal bond that is then covered by Portfolio Insurance, the Funds might seek to obtain Secondary Market Insurance for it if, in NAM’s opinion, the net proceeds of the Funds’ sale of the security, as insured, less the cost of the Secondary Market Insurance would exceed the current value of the security. In determining whether to insure municipal bonds the Funds own, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See “—Original Issue Insurance” above.

Portfolio Insurance.    Portfolio Insurance guarantees the payment of principal and interest on specified eligible municipal bonds purchased by the Funds and presently held by the Funds. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal bonds insured under a Portfolio Insurance policy would generally not be insured under any other policy. A municipal bond is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Funds.

If a municipal bond is already covered by Original Issue Insurance or Secondary Market Insurance, then the security is not required to be additionally insured under any Portfolio Insurance that the Funds may purchase. All premiums respecting municipal bonds covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

Portfolio Insurance policies are effective only as to municipal bonds owned by and held by the Funds, and do not cover municipal bonds for which the contract for purchase fails. A “when-issued” municipal obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such “when-issued” municipal bond.

In determining whether to insure municipal bonds held by the Funds, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See “—Original Issue Insurance” above.

Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as a Fund is in existence, the municipal bonds covered by the policy continue to be held by a Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days’ written notice to the Funds to refuse to insure any additional bonds purchased by the Funds after the effective date of such notice. The Funds’ Board of Trustees or Board of Directors, as applicable, generally will reserve the right to terminate each policy upon written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Funds.

Each Portfolio Insurance policy will terminate as to any municipal bond that has been redeemed from or sold by the Funds on the date of redemption or the settlement date of sale, and an insurer will not have any liability thereafter under a policy for any municipal bond, except that if the redemption date or settlement date occurs after a record date and before the related payment date for any municipal bond, the policy will terminate for that municipal bond on the business day immediately following the payment date. Each policy will terminate as to all municipal bonds covered thereby on the date on which the last of the covered municipal bonds mature, are redeemed or are sold by the Funds.

One or more Portfolio Insurance policies may provide the Funds, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance (“Permanent Insurance”) for a municipal bond that is sold by the Funds. The Funds would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the sale proceeds of the municipal bond. The Funds expect to exercise the right to obtain Permanent Insurance for a municipal bond only if, in NAM’s opinion, upon the exercise the net proceeds from the sale of the municipal bond, as insured, would exceed the proceeds from the sale of the security without insurance.

The Permanent Insurance premium for each municipal bond is determined based upon the insurability of each security as of the date of purchase and will not be increased or decreased for any change in the security’s creditworthiness unless the security is in default as to payment of principal or interest, or both. If such event occurs, the Permanent Insurance premium will be subject to an increase predetermined at the date of the Funds’ purchase.

The Funds generally intend to retain any insured bonds covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted bond and the market value of similar bonds that are not in default and that are rated the lesser of Baa or BBB or the rating of the insurer. In certain circumstances, however, NAM may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted bond and either its par value or the market value of similar bonds that are not in default or in significant risk of default, is more appropriate. Except as described above for bonds covered by Portfolio Insurance that are in default or subject to significant risk of default, the Funds will not place any value on the Portfolio Insurance in valuing the municipal bonds it holds.

Because each Portfolio Insurance policy will terminate for municipal bonds sold by the Funds on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Funds), the provision for this insurance will not enhance the marketability of the Funds’ bonds, whether or not the bonds are in default or in significant risk of default. On the other hand, because Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as the municipal bonds they cover are outstanding, these insurance policies may enhance the marketability of these bonds even when they are in default or in significant risk of default, but the exact effect, if any, on marketability, cannot be estimated. Accordingly, the Funds may determine to retain or, alternatively, to sell municipal bonds covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of municipal bonds covered by the policy during the month. The yield on the Funds is reduced to the extent of the insurance premiums it pays.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Funds are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal bonds, the market value or marketability of the municipal bonds or the ability of the respective issuers of the municipal bonds acquired by the Funds to pay interest on or principal of the municipal bonds. This information has not been independently verified.

Derivatives and Hedging Strategies

The Funds may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, the Funds may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in NAM’s opinion, correlate with the prices of the Funds’ investments. NAM uses derivatives to shorten or lengthen the effective duration of its portfolio securities, and therefore the interest rate risk, of the Funds’ portfolios, and to adjust other aspects of the portfolio’s risk/return profile. The Funds may use these instruments if the Funds deem it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Funds may be greater than gains in the value of the securities in the Funds’ portfolios. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Losses due to hedging transactions will reduce the Funds’ net asset value which in turn could reduce yield. The Funds will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 15% of a Fund’s Managed Assets. The Funds will invest in these instruments only in markets believed by NAM to be active and sufficiently liquid. Successful implementation of most hedging strategies would generate taxable income.

Both parties entering into an index or financial futures contract are required to post an initial deposit, typically equal to from 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Interest rate swap and credit default swap transactions are typically entered on a net basis, meaning that the two payment streams are netted out with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The Funds will only sell covered futures contracts, which means that the Funds segregate assets equal to the amount of the obligations.

Interest Rate and Total Return Swaps.    The Funds may invest in interest rate swaps, total return swaps and other debt-related derivative instruments. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. In an interest rate swap, the Funds and another party exchange their respective commitments to pay each other floating for fixed rates of interest at a floating rate referenced to local short-term interest rates and a fixed rate referenced to the interest rate in the international (non-U.S.) local government securities market denominated in that non-U.S. market currency. In a total return swap, the Funds exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and a floating local short-term interest rate.

The Funds usually will enter into interest rate swaps and total return swaps on a net basis (i.e., the two payment streams are netted out with the Funds receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Funds’ obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Funds. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Funds’ obligations will be accrued on a daily basis, and the full amount of the Funds’ obligations will be segregated by the Funds.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions, including the risk that the counterparty may be unable to fulfill the transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreements related to the transaction. If NAM is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Funds would be unfavorably affected.

Credit Default Swaps.    A credit default swap is an agreement between two counterparties, in which one party makes a periodic payment to the other party in exchange for a potential payoff if a third party (the “reference credit”) defaults in the payment of its debt obligations. The Funds may enter into a credit default swap as the first party (or “buyer”) seeking to receive credit protection to hedge a specific portfolio holding. In this example, a counterparty is the provider (or “seller”) of credit protection. Generally, credit default swaps may reference a specific entity or a pool of entities. The settlement of a credit default swap, upon the occurrence of a trigger event, may be accomplished by means of physical delivery of the securities of the reference entity, or a cash payment. Entering into credit default swap agreements involves counterparty risks.

Bond Futures and Forward Contracts.    Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in over-the-counter transactions.

Under regulations of the Commodity Futures Trading Commission (“CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Funds, the Funds will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Funds’ long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Options on Currency Futures Contracts.    Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

The Funds and NAM have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, neither the Funds, NAM, nor their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading advisor under the CEA. The Funds reserve the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Funds’ policies. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Funds may enter into futures contracts or engage in options transactions. See “Tax Matters.”

Index Futures.    A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options.    The Funds may also purchase put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Interest Rate Transactions.    In order to seek to hedge the value of a Fund’s portfolio or to seek to increase the Fund’s return, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. Each Fund may enter into these transactions to seek to increase its return, to preserve a return or spread on a particular investment or portion of its portfolio, or to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Interest rate swaps involve a Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund’s variable rate payment obligations. The payment obligations would be based on the notional amount of the swap. The Funds may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Funds would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

The Funds will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The Funds intend to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to a Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Funds’ use of interest rate swaps or caps could enhance or harm the overall performance of a Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than a Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by a Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset interest payments. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

Although this will not guarantee that the counterparty does not default, a Fund will not enter into an interest rate swap or cap transaction with any counterparty that NAM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NAM will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Funds’ investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Funds would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of a Fund’s common shares.

Segregation of Assets

As closed-end investment companies registered with the SEC, each Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “1940 Act”), the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, each Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to such Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Each Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. As a result of such segregation, such assets may not be used for other operational purposes.

Each Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, each Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trust.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, the Funds may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Funds intend to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income tax, the federal alternative minimum tax applicable to individuals and California personal income tax. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(a) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(b) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Funds may not be fully insured.

(c) Repurchase agreements, which involve purchases of debt securities. At the time the Funds purchase securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for a Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Funds to invest temporarily available cash. The Funds may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Funds may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Funds is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Funds could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Funds’

investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Funds. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Funds to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(d) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Funds and a corporation. There is no secondary market for such notes. However, they are redeemable by the Funds at any time. NAM will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities.    Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

1.        Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

2.        Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

3.        Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

4.        Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

5.        Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

6.        Tax-Exempt Commercial Paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace, and the Funds may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Inverse Floating Rate Securities and Floating Rate Securities

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, each Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, each Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the face value of the short-term floaters in relation to the inverse floaters that are issued by the special purpose trust. Each Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary between one and three times. However, each Fund is permitted to invest in highly leveraged inverse floating rate securities. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to a Fund, as the holder of the residual inverse floating rate securities.

Because increases in either the interest rate on the securities or the value of indexes (with which inverse floaters maintain their inverse relationship) reduce the residual interest paid on inverse floaters, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Inverse floaters have varying degrees of liquidity or illiquidity based upon, among other things, the liquidity of the underlying bonds deposited in a special purpose trust. Each Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In Nuveen Asset Management’s discretion, each Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. Each Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require a Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose a Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, each Fund would not be required to make such a reimbursement. If a Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated, and such Fund could incur a loss. Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. See also “Segregation of Assets” in the Statement of Additional Information.

Floating Rate Securities.    Each Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, each Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

When-Issued and Delayed Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, such Fund is required under the rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of such Fund and, to the extent distributed, will be taxable distributions to shareholders. Each Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Structured Notes

The Funds may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Funds may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Funds may invest directly. As a shareholder in another investment company, the Funds will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Funds’ advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Funds invest in other investment companies. NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risks. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Other Investment Policies and Techniques

Illiquid Securities.    The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and repurchase agreements with maturities in excess of seven days.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Funds may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Funds may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Funds might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or Board of Directors, as applicable, or its delegate.

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objectives of the Funds in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NAM believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Funds may also engage to a limited extent in short-term trading consistent with their investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Funds will not engage in trading solely to recognize a gain.

Subject to the foregoing, the Funds will attempt to achieve their investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance thereof, the Funds anticipate that their annual portfolio turnover rates will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Funds deem it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Funds may exceed 100% in particular years.

Repurchase Agreements.    As temporary investments, the Funds may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements is taxable to shareholders of the Funds, including owners of VRDP Shares, and, therefore, is required to be allocated proportionately by the Funds between common shares and VRDP Shares. The Funds will enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of NAM, present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery dates; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Funds might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Funds may be delayed or limited. NAM will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, NAM will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds.    The Funds may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Funds accrue income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

INVESTMENT RESTRICTIONS

In addition to each Fund’s investment objectives, the following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares, including VRDP Shares (collectively, “Preferred Shares”), of such Fund, voting together, and of the holders of a majority of the outstanding Preferred Shares, voting separately. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Except as described below, each Fund may not:

Acquiring Fund; Dividend Advantage	Premium Income Funds

1)    Under normal circumstances, invest less than 80% of the Fund’s net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments that pay interest exempt from federal and California income taxes (“municipal securities’) and are covered by insurance guaranteeing the timely payment of principal and interest thereon;

1) Under normal circumstances, invest less than 80% of the Fund’s net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments that pay interest exempt from federal and California income taxes (“municipal securities”) and are covered by insurance guaranteeing the timely payment of principal and interest thereon;

Acquiring Fund; Dividend Advantage	Premium Income Funds

2)   Issue senior securities, as defined in the 1940 Act, other than Preferred Shares, except to the extent permitted under the 1940 Act and except as otherwise described in the Joint Proxy Statement/Prospectus.

2) Issue senior securities, as defined in the 1940 Act, other than Preferred Shares, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) below;

3)   Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings);

3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund’s total assets, no additional purchases of investment securities will be made;

4)   Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

4) Underwrite any issue of securities, except to the extent that the purchase of municipal securities in accordance with its investment objectives, policies and limitations may be deemed to be an underwriting;

5)   Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users;

5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users, nor shall it apply to municipal securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

6) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security;	6) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such security;

7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or derivative instruments or from investing in securities or other instruments backed by physical commodities);

Acquiring Fund; Dividend Advantage	Premium Income Funds

8) Make loans, other than by entering into repurchase agreements and through the purchase of municipal bonds or short-term investments in accordance with its investment objectives, policies and limitations; and

8) Make loans, other than by entering into repurchase agreements and through the purchase of municipal securities or temporary investments in accordance with its investment objectives, policies and limitations;

9) Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

9) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets;

10) —

10) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund’s total assets;

11) —	11) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

12) —

12) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those directors of the Fund, or those officers and directors of NAM, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

[1]

[Certain fundamental investment restrictions relating to the Acquiring Fund’s investment in derivatives and use of short sales were eliminated in 2009 pursuant to a shareholder vote. Accordingly, the sections and subsections of the prospectus referenced in this fundamental investment restriction have been replaced. See “Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Funds—Derivatives” in the Joint Proxy Statement/Prospectus for a description of the Fund’s current policy relating to derivatives.]

At the annual meeting of shareholders to be held February 24, 2012, (the “Annual Meeting”), each Fund is seeking shareholder approval to adopt an updated fundamental investment restriction concerning its ability to make loans. Specifically, each Fund is seeking shareholder approval to eliminate subparagraph (8) above and, contingent upon receipt of shareholder approval, to adopt the following restriction:

Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

At the Annual Meeting, each Fund also is seeking shareholder approval to (i) eliminate its current fundamental investment policy with respect to the investment of at least 80% of net assets in municipal securities and other related investments that pay interest exempt from regular federal and California income taxes and are covered by insurance guaranteeing the timely payment of principal and interest thereon and (ii) adopt the following new fundamental investment policy:

Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments that pay interest exempt from federal and California income taxes (“municipal securities”).

If shareholders approve the new fundamental investment policy, each Fund will adopt a non-fundamental policy to invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s Adviser. Each Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s Adviser. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s Adviser.

For the purpose of applying the limitation set forth in subparagraph (9) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of a Fund’s assets that may be invested in municipal securities insured by any given insurer.

With respect to Premium Income and Premium Income 2, each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of each Fund’s total assets, a Fund may not (i) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (ii) purchase more than 10% of the outstanding voting securities of such issuer. The Acquiring Fund has elected non-diversified status under the 1940 Act.

Subject to certain exemptions, under the 1940 Act, each Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of each Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of each Fund would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees or Board of Directors, as applicable. Each Fund may not:

(1)        Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold, at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Invest more than 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

(3)        Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4a)      (Acquiring Fund; Dividend Advantage) Purchase securities when borrowings exceed 5% of its total assets if and so long as Preferred Shares are outstanding.

(4b)      (Prem. Inc. 1; Prem. Inc. 2) Borrow in excess of 5% of the Fund’s total assets if and so long as Preferred Shares are outstanding.

(5)        Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets (including assets attributable to Preferred Shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided NAM determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Each Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for Preferred Shares, including VRDP Shares or, if issued, commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede Nuveen Asset Management from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. A copy of the current Rating Agency Guidelines will be provided to any holder of VRDP Shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Portfolio Turnover

Each Fund may buy and sell municipal securities to accomplish its investment objective(s) in relation to actual and anticipated changes in interest rates. Each Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what Nuveen Asset Management believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. Each Fund also may engage in a limited amount of short-term trading, consistent with its investment objectives. Each Fund may sell securities in anticipation of a market decline (a rise in interest rates) or buy securities in anticipation of a market rise (a decline in interest rates) and later sell them, but a Fund will not engage in trading solely to recognize a gain. Each Fund will attempt to achieve its investment objectives by prudently selecting municipal securities with a view to holding them for investment. Although a Fund cannot accurately predict its annual portfolio turnover rate, each Fund expects, though it cannot guarantee, that its annual portfolio turnover rate generally will not exceed 100% under normal circumstances.

For the fiscal years ended February 28, 2010 and February 28, 2011, the portfolio turnover rates of the Funds were as follows:

Fund	2011	2010
Acquiring Fund	8%	0%*
Premium Income	6%	10%
Premium Income 2	26%	7%
Dividend Advantage	7%	1%

*	Rounds to less than 1%.

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for each Fund under its investment management agreement with Nuveen Fund Advisors (“the management agreement”), is the responsibility of the Board of Trustees of the Funds. (The same Board of Trustees and officers oversee each Fund.) The number of trustees of the Funds is nine, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and eight of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen Investments, Inc. (“Nuveen Investments”), Nuveen Fund Advisors, Nuveen Asset Management or their affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, with the Class I trustees serving until the 2013 annual meeting, the Class II trustees serving until the 2011 annual meeting and the Class III trustees serving until the 2012 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, Judith M. Stockdale, Carole E. Stone and Virginia L. Stringer are slated in Class I, John P. Amboian, David J. Kundert and Terence J. Toth are slated in Class II and Robert P. Bremner and Jack B. Evans are slated in Class III. In addition, two trustees are elected by holders of preferred shares annually. Currently, Messrs. William C. Hunter and William J. Schneider serve as the trustees elected by holders of Preferred Shares for a term of one year. The officers of the Funds serve annual terms and are elected on an annual basis. The names, business addresses and birthdates of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. As of November 30, 2011, the trustees of the Funds are directors or trustees, as the case may be, of 112 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 133 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not interested persons of the Funds

Robert P. Bremner* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of Board and Board Member	Term: Annual or Class III Board Member until 2012 Annual Meeting Length of Service: Since 1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	241	N/A

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2012 Annual Meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Member, Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	241	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual Board Member until 2011 Annual Meeting Length of Service: Since 2004	Dean (since 2006), Tippie College of Business, University of Iowa; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	241	Director (since 2004) of Xerox Corporation.

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2011 Annual Meeting Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	241	N/A

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William J. Schneider* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual Board Member until 2011 Annual Meeting Length of Service: Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	241	N/A

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2013 Annual Meeting Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	241	N/A

Carole E. Stone* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2013 Annual Meeting Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	241	Director, Chicago Board Options Exchange (since 2006).

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Board Member	Term: Annual or Class I Board Member until 2013 Annual Meeting Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	241	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Term: Annual or Class II Board Member until 2011 Annual Meeting Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004- 2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), and Catalyst Schools of Chicago Board (since 2008); formerly Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	241	N/A

Nominee/Board Member who is an interested person of the Funds

John P. Amboian(2) 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member until 2011 Annual Meeting Length of Service: Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998), formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	241	N/A

*	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of Nuveen Fund Advisors.
**	Mr. Amboian is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term/Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2006); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	241

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
William Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term/Annual Length of Service: Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	133

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term/Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	133

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term/Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Securities, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	241

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term/Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	241

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term/Annual Length of Service: Since 1993	Senior Vice President (since 2010), formerly, Vice President (2004-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc. (since 2005); Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Certified Public Accountant.	241

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term/Annual Length of Service: Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Investment Solutions, Inc., Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	241

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term/Annual Length of Service: Since 2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	241

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term/Annual Length of Service: Since 2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	241

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term/ Annual Length of Service: Since 1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	241

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term/Annual Length of Service: Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Vice President and Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	241

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term/Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	241

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Trustees consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Trustees have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Trustees among the different committees allows the Trustees to gain additional and different perspectives on a Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. During the fiscal year ended February 28, 2011, the Executive Committee [did not meet,] [met          times.]

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended February 28, 2011, the Dividend Committee met [        ] times.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Trustees who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange or NYSE Amex, as applicable. The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter adopted and approved by the Board, which Charter conforms to the listing standards of the New York Stock Exchange or NYSE Amex, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an Independent Trustee of the Funds. During the fiscal year ended February 28, 2011, the Audit Committee met [        ] times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. During the fiscal year ended February 28, 2011, the Compliance Committee met [        ] times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of Funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Trustees; and periodically reviews and makes recommendations about any appropriate changes to Trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Trustees, and each nominee is evaluated under the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Trustee candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Trustee at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Trustees. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/, and is composed entirely of Independent Trustees who are also “independent” as defined by New York Stock Exchange or NYSE Amex listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended February 28, 2011, the Nominating and Governance Committee met [        ] times.

Board Diversification and Trustee Qualifications

In determining that a particular Trustee was qualified to serve on the Board, the Board has considered each Trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Trustee satisfies this standard. An effective Trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions;

experience from service as a trustee or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Trustee of the Funds, joined Nuveen Investments, Inc. in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments, Inc. and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Board’s Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington, D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington, D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is

President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there, he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute, and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Funds from 1997 to 2010, having joined that Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the immediate past board chair of the Oak Leaf Trust, is a director and immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board chair of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth has served as a Director of Legal & General Investment Management America, Inc. since 2008 and as a Managing Partner at Promus Capital since 2008. From 2004 to 2007, he was

Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and he received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman

The trustees have elected Robert P. Bremner as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Class I trustees will serve until the annual meeting of shareholders in 2013; Class II trustees will serve until the annual meeting of shareholders in 2011; and Class III trustees will serve until the annual meeting of shareholders in 2012. As each trustee’s term expires, common shareholders will be asked to elect trustees unless any Preferred Shares are outstanding at that time, in which event holders of Preferred Shares (including holders of VRDP Shares), voting as a separate class, will elect two trustees and the remaining trustees shall be elected by holders of the Fund’s common stock and holders of Preferred Shares, voting together as a single class. Messrs. Hunter and Schneider are elected by holders of Preferred Shares for a term of one year. Holders of Preferred Shares will be entitled to elect a majority of the Fund’s trustees under certain circumstances. Trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of Trustees. See the Fund’s Joint Proxy Statement/Prospectus under “Certain Provisions in the Declaration of Trust and By-Laws.”

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of             , 2011:

Name of Trustee	Dollar Range of Equity Securities in the Acquiring Fund	Dollar Range of Equity Securities in the Premium Income Fund	Dollar Range of Equity Securities in the Premium Income Fund 2
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William S. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Name of Trustee	Dollar Range of Equity Securities in the Dividend Advantage Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William S. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

No trustee who is not an interested person of the Funds or his immediate family member owns beneficially or of record, any security of Nuveen Fund Advisors, Nuveen Asset Management, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen.

As of             , 2011, the officers and trustees of the Funds, in the aggregate, own less than 1% of the Acquiring Fund’s equity securities.

As of             , 2011 no shareholder or group of shareholders beneficially owned more than 5% of any class of shares for each Fund. This information is based on schedule 13G filings made on or before             , 2011.

Compensation

Independent Trustees receive a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $10,000 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each Fund.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Trustees of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

The table below shows, for each Independent Trustee, the aggregate compensation paid by each Fund to each Trustee nominee for its last fiscal year:

	Aggregate Compensation from the Funds(1)
	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L Stringer	Terence J. Toth
Acquiring Fund	547	421	351	452	423	397	395	—	442
Premium Income Fund	542	445	372	436	447	426	382	—	424
Premium Income 2 Fund	1,012	843	788	916	942	833	699	—	803
Dividend Advantage Fund	1,253	1,098	1,026	1,192	1,226	1,019	911	—	1,044
Total Compensation from Nuveen Funds Paid to Trustees/Nominees	279,637	239,928	211,543	256,249	258,987	217,647	193,900	—	235,535

(1)	Includes deferred fees. Pursuant to the Deferred Compensation Plan, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	—	—	—	—	—	—	—	—	—
Premium Income Fund	—	—	—	—	—	—	—	—	—
Premium Income 2 Fund	164	231	788	916	942	441	—	—	182
Dividend Advantage Fund	204	301	1,026	1,192	1,226	541	—	—	236

The Funds have no employees. Their officers are compensated by Nuveen Investments or its affiliates.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Nuveen Fund Advisors, the Funds’ investment adviser, is responsible for determining the Funds’ overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for managing operations and each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to each Fund. For additional information regarding the management services performed by Nuveen Fund Advisors, including the biography of the Funds’ portfolio manager and further information about the investment management agreement between the Fund and Nuveen Fund Advisors, see “Management of the Fund” in the Fund’s Prospectus.

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $            billion of assets under management as of December 31, 2011, of which approximately $76 billion was in municipal securities. Regarding this approximately $76 billion of tax-exempt municipal securities, approximately $36 billion, $20 billion, $16 billion and $4 billion represent assets relating to closed-end bond municipal funds, open-end municipal bond funds, retail municipal managed accounts and institutional municipal managed accounts, respectively. [According to data from Morningstar Fundamental Data, Nuveen Investments is the leading sponsor of closed-end exchange-traded funds as measured by number of funds (133) and the amount of fund assets under management (approximately $95 billion) as of December 31, 2011.]

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high net-worth investors as well as the consultants and financial advisers who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s management agreement for the last three fiscal periods are as follows:

Acquiring Fund	2/28/2011	2/28/2010	2/28/2009*
Gross Advisory Fees	$767,904	$760,363	$351,326
Waiver	$(74,161)	$(165,014)	$(108,950)

Net Advisory Fees	$693,743	$595,349	$242,376

Premium Income	2/28/2011	2/28/2010	2/28/2009*
Gross Advisory Fees	$886,256	$885,199	$428,387
Waiver	$—	$—	$—

Net Advisory Fees	$886,256	$885,199	$428,387

Premium Income 2	2/28/2011	2/28/2010	2/28/2009*
Gross Advisory Fees	$1,705,393	$1,667,023	$756,210
Waiver	$—	$—	$—

Net Advisory Fees	$1,705,393	$1,667,023	$756,210

Dividend Advantage	2/28/2011	2/28/2010	2/28/2009
Gross Advisory Fees	$2,122,596	$2,097,402	$976,435
Waiver	$(355,530)	$(510,442)	$(306,138)

Net Advisory Fees	$1,767,066	$1,586,960	$670,297

*	For the fiscal period September 1, 2008 through February 28, 2009.

Sub-Adviser

Effective as of January 1, 2011, Nuveen Fund Advisors has selected Nuveen Asset Management to serve as sub-adviser to each Fund. Nuveen Fund Advisors compensates Nuveen Asset

Management for the portfolio management services it provides to the Funds from the management fees paid by the Funds. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee equal to 38.462% of net advisory fees. The total dollar amounts paid to Nuveen Asset Management by Nuveen Fund Advisors for the period from January 1, 2011 through February 28, 2011 were $44,813 for the Acquiring Fund, $52,045 for the Premium Income, $100,032 for the Premium Income 2 and $105,135 for the Dividend Advantage.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

Portfolio Management.    Scott R. Romans, PhD, is each Fund’s portfolio manager at Nuveen Asset Management and has primary responsibility for the day-to-day implementation of each Fund’s investment strategy.

In addition to managing the Funds, Scott Romans is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of February 28, 2011.

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company		$
Other Pooled Investment Vehicles
Other Accounts

*	None of the assets in these accounts is subject to an advisory fee based on performance.

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay.    Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.    The Funds’ portfolio managers are eligible for an annual cash bonus determined based upon the particular portfolio manager’s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of each portfolio manager’s annual cash bonus is based on his or her Fund’s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Funds is determined by evaluating each Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

Each portfolio manager whose performance is evaluated in part by comparing the manager’s performance to a benchmark is measured against a Fund-specific customized subset (limited to bonds in the Fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of [June 30, 2011,] the S&P/Investortools Municipal Bond Index was comprised of 56,838 securities with an aggregate current market value of $1,218 billion.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager’s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager’s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to Nuveen Asset Management’s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a Fund’s results and for its Lipper industry peer group.

Long-term incentive compensation.    Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Material Conflicts of Interest.    The Funds’ portfolio manager’s simultaneous management of the Funds and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of each Fund and the other account. Nuveen Asset Management, however, believes that such potential conflicts are mitigated by the fact that Nuveen Asset Management has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, Nuveen Asset Management has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities.    As of the date of this Statement of Additional Information, Mr. Romans does not beneficially own any securities issued by the Funds.

Unless earlier terminated as described below, each Fund’s management agreement with Nuveen Fund Advisors will remain in effect until August 1, 2012. Each Fund’s management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of each Fund and (2) a majority of the trustees who are not interested persons of any party to the management agreement, cast in person at a meeting called for the purpose of voting on such approval. The management agreements may be terminated at any time, without penalty, by either the Funds or Nuveen Asset Management upon 60 days’ written notice, and they are automatically terminated in the event of their assignment as defined in the 1940 Act.

The Funds, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen Investments can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Each Fund invests its assets generally in municipal securities. On rare occasions the Funds may acquire, directly or through a special-purpose vehicle, equity securities of certain issuers whose securities the Funds already own when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, Nuveen Asset Management may pursue the Funds’ interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board of Trustees on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board of Trustees or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 of the Advisers Act were filed with the SEC on Form N-PX, provided to the Funds’ Board of Trustees and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Funds, Nuveen Asset Management will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of Nuveen Asset Management’s legal and compliance departments, in consultation with the Board of Trustees, will examine the conflict of interest and seek to resolve such conflict in the best interest of each Fund. If a member of Nuveen Asset Management’s legal or compliance department or the Board of Trustees has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Asset Management except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Funds, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Funds.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the last three fiscal periods:

Fiscal Periods Ended February 28

	2011	2010	2009*
Acquiring Fund	$—	$—	$—
Premium Income	$—	$—	$—
Premium Income 2	$—	$—	$286
Dividend Advantage	$—	$—	$—

*	For the fiscal period September 1, 2008 through February 28, 2009.

Substantially all of the Funds’ trades are effected on a principal basis.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares and VRDP Shares from the NYSE Amex, the New York Stock Exchange or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, the NYSE Amex or elsewhere, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Acquiring Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common and Preferred Shares, voting as a single class, and approval of the holders of at least two-thirds of the Fund’s Preferred Shares, voting together as a single class, unless the conversion has been approved by the requisite vote of the trustees, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the New York Stock Exchange or elsewhere, and the Fund’s Preferred Shares, including VRDP Shares, would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of a Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in a Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax (except as discussed below), or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting a Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN A FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

Each Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to satisfy conditions which enable its dividends that are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

Each Fund intends to continue to qualify to pay “exempt-interest” dividends, as defined in the Code, by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt state and local bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on state and local bonds that pay interest exempt from regular federal income tax and are so designated by the Fund. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

A Fund may acquire municipal obligations and other debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

If a Fund invests in certain taxable pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A portion of each Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can designate as exempt-interest dividends by the disallowed amount. Income distributions by a Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

Distributions to shareholders of net investment income received by a Fund from taxable temporary investments, if any, and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to a Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant.

Distributions, if any, in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). For taxable years beginning before January 1, 2013, “qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purpose at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. For taxable years beginning on or after January 1, 2013, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual federal income tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. As long as a Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

Distributions are treated the same for federal income tax purposes whether reinvested in additional shares of a Fund or paid in cash.

The IRS currently requires that each Fund designate distributions paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, each Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Net capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares.

If a Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent a Fund from distributing at least 90% of its investment company taxable income and tax-exempt interest as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, a Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. Each Fund endeavors to avoid restrictions on its ability to distribute dividends.

The Code provides that interest on indebtedness incurred or continued to purchase or carry a Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Funds may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.

Certain of each Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require each Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The redemption, sale or exchange of shares of a Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. Absent further legislation, the 15% maximum rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2012. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares were acquired after December 22, 2010 and the shares are of a regulated investment company that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities

(including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain “private activity” bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that a Fund received income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from U.S. federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Each Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by a Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

For taxable years beginning after December 31, 2012, certain non-corporate shareholders will be subject to an increased rate of tax on some or all of their “net investment income,” which will include items of gross income that are attributable to interest, original issue discount and market discount, as well as net gain from the disposition of other property. This tax will generally apply to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Tax-exempt income, including exempt-interest dividends paid by a Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

Each Fund may be required to withhold U.S. federal income tax from all distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2012, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from a Fund.

California Tax Matters

The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate common shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Fund. Reference in the Prospectus and in this Statement of Additional Information to the California income tax shall mean the tax imposed under Article 4 of the Revenue Act of the General Statutes of California, as amended.

The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause distributions of the Fund to qualify as exempt-interest dividends to shareholders for federal and California income tax purposes, and that it will distribute all interest and dividends it receives and gains it realizes to the Fund’s shareholders.

The Fund will be exempt from California corporate income tax on that part of its net income which is distributed or declared for distribution to its shareholders during the income year or by the time required for the filing of the tax return for the income year (including the period of any extension of time granted for filing such tax return). The Fund will be subject to California franchise tax; however, the Fund may, in determining its basis for California franchise tax, deduct the aggregate market value of the Fund’s investments in the stocks, bonds, debentures, or other securities or evidences of debt of other corporations, partnerships, individuals, municipalities, governmental agencies or governments.

Distributions from the Fund that are made out of earnings and profits of the Fund derived from interest on obligations which are statutorily free from state taxation in California (“Exempt Obligations”) will not be taxable to shareholders for purposes of the California individual income tax. The term “Exempt Obligations” includes (i) those obligations issued by the State of California, or a political subdivision of the State of California, or a commission, an authority or another agency of the State of California or of a political subdivision of the State of California, or a nonprofit educational institution organized or chartered under the laws of the State of California, and (ii) certain qualifying obligations of U.S. territories and possessions, or U.S. government obligations. Distributions attributable to most other sources, including capital gains, will not be exempt from California individual income tax.

Corporate shareholders will not be subject to the California corporate income tax on distributions made by the Fund, provided such distributions are derived from interest on Exempt Obligations. Distributions attributable to most other sources, including capital gains, will not be exempt from California corporate income tax.

Gain from the sale, exchange or other disposition of the shares generally will be subject to California individual income tax or California corporate income tax, as applicable.

In accordance with California law and to support any claim for exemption, the Fund will send a supporting schedule indicating the amount of income applicable to exempt and non-exempt assets.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

EXPERTS

The financial statements of the Acquiring Fund and the Acquired Funds appearing in each Fund’s Annual Report for the year ended May 31, 2011 are incorporated by reference herein. The financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in such reports thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Acquiring Fund and the Acquired Funds. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of the Funds is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The redemption and dividend paying agent for VRDP Shares is State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021. The Funds’ transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC, Washington, D.C. The Joint Proxy Statement/Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Funds and Acquiring Fund for the 12 month period ended August 31, 2011. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Funds and Acquiring Fund, which are available in their respective annual and semiannual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganizations

Note 1 — Reorganizations

The unaudited pro forma information has been prepared to give effect to the proposed Reorganization of the Acquired Funds into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as of the beginning of the period indicated below in the table.

Acquired Funds	Acquiring Fund	12 Month Period Ended
Nuveen Insured California Premium Income Municipal Fund, Inc. (“Premium Income”)	Nuveen Insured California Tax-Free Advantage Municipal Fund (“Acquiring Fund”)	August 31, 2011
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (“Premium Income 2”)
Nuveen Insured California Dividend Advantage Municipal Fund (“Dividend Advantage”)

Note 2 — Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of a Reorganization. The Acquired Funds and the Acquiring Fund are registered closed-end management investment companies. The Reorganization would be accomplished by the acquisition of substantially all of the assets of the Acquired Funds by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of substantially all of the liabilities of the Acquired Funds by the Acquiring Fund and the distribution of such shares to Acquired Funds’ shareholders in complete liquidation of the Acquired Funds. The pro forma financial information has been adjusted to reflect the Reorganization costs discussed in Note 4 and the assumption that Premium Income, Premium Income 2 and Dividend Advantage 3 make net investment income distributions of $1,595,164, $3,186,521 and $4,475,886, respectively, and Premium Income makes an accumulated net realized gain distribution of $522,959, to their shareholders prior to the Reorganization. The table below shows the common shares that Acquired Funds shareholders would have received if the Reorganization were to have taken place on the period ended date in Note 1.

Acquired Fund	Shares Exchanged
Premium Income	6,749,283
Premium Income 2	12,733,131
Dividend Advantage	15,873,560

Under accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving entity, the Acquiring Fund, and the results of operations of the Acquiring Fund for pre-reorganization periods will not be restated.

Fund	Net Assets Applicable to Common Shares	As-of Date
Acquiring Fund	$82,058,888	August 31, 2011
Premium Income	$96,373,743	August 31, 2011
Premium Income 2	$180,609,637	August 31, 2011
Dividend Advantage	$225,316,140	August 31, 2011
Combined Fund Pro Forma	$573,742,878	August 31, 2011

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the pro forma combined Fund financial information as if the Reorganization had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Funds and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. Percentages presented below are the increase (decrease) in expenses divided by the Combined Fund Pro Forma Net Assets Applicable to Common Shares presented in Note 2. Actual results could differ from those estimates.

	Increase (Decrease)
Expense Category	Dollar Amount	Percentage
Management fees[1]	($149,191)	(0.03)%
Professional fees[2]	($63,285)	(0.01)%
Custodian’s fees and expenses[2]	($30,651)	(0.01)%
Shareholders’ reports – printing and mailing expenses[2]	($13,779)	(0.00)%[3]

(1)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates to the combined fund’s average managed assets.
(2)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(3)	Rounds to less than (0.01)%.

As a result of the Acquiring Fund having an expense reimbursement agreement in place only during a portion of the period disclosed in Note 1, the Adviser would have paid $119,312 less in expense reimbursements to the Acquired Funds if the Reorganization had taken place on the first day of the period as disclosed in Note 1.

No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Code.

Note 4 — Reorganization Costs

Premium Income, Premium Income 2, and Dividend Advantage are expected to incur an estimated $365,000, $290,000 and $20,000, respectively, in Reorganization costs. These costs represent the estimated nonrecurring expenses of the Acquired Funds in carrying out their obligations under the Plan and consist of management’s estimate of professional services fees, printing costs and mailing charges related to the proposed Reorganization to be borne by the Acquired Funds. The Acquiring Fund is expected to be charged approximately $160,000 of expenses in connection with the Reorganization. The pro forma financial information included in Note 2 has been adjusted for any costs related to the Reorganization to be borne by the Funds.

If the Reorganization had occurred as of August 31, 2011, the Acquiring Fund would not have been required to dispose of securities of the Acquired Funds in order to comply with its investment policies and restrictions, and would have not sold any material portion of the securities in the Acquired Funds’ portfolios solely as a result of the Reorganization.

Note 5 — Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Note 6 — Capital Loss Carryforwards

At August 31, 2011, Premium Income 2 and Dividend Advantage had capital loss carryforwards of $1,192,469 and $117,891, respectively, and Premium Income had no capital loss carryforwards. At August 31, 2011, the Acquiring Fund had a capital loss carryforward of $1,024,025. For additional information regarding capital loss carryforward limitations, please see the section entitled Material Federal Income Tax Consequences of the Reorganizations in the Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission.

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1. Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

A-1

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-2

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A-4

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of

A-5

projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

—	Leading market positions in well-established industries.

—	High rates of return on funds employed.

—	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

A-6

—	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

—	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

A-7

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

A-8

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

A-9

APPENDIX B

TAXABLE EQUIVALENT YIELD TABLE

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax-free yields assuming the stated marginal federal tax rates for 2011 listed below. This table should not be considered a representation or guarantee of future results.

TAXABLE EQUIVALENT OF TAX-FREE YIELDS*

TAX-FREE YIELDS

SINGLE-RETURN BRACKET	JOINT-RETURN BRACKET	FEDERAL TAX RATE	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%	7.50%
0-$8,500	0-$17,000	10.0%	4.44%	5.00%	5.56%	6.11%	6.67%	7.22%	7.78%	8.33%
$8,500-$34,500	$17,000-$69,000	15.0%	4.71%	5.29%	5.88%	6.47%	7.06%	7.65%	8.24%	8.82%
$34,500-$83,600	$69,000-$139,350	25.0%	5.33%	6.00%	6.67%	7.33%	8.00%	8.67%	9.33%	10.00%
$83,600-$174,400	$139,350-$212,300	28.0%	5.56%	6.25%	6.94%	7.64%	8.33%	9.03%	9.72%	10.42%
$174,400-$379,150	$212,300-$379,150	33.0%	5.97%	6.72%	7.46%	8.21%	8.96%	9.70%	10.45%	11.19%
Over $379,150	Over $379,150	35.0%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%	11.54%

*	Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than federal personal income taxes.

B-1

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of Registrant’s Declaration of Trust provides as follows: Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. As used in this Section 4, the words “claim,” “action,”

“suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $70,000,000 (with a $2,500,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 80% of any operational failure claims and the Fund would be liable for 20% of any such claims) and $1,000,000 for all other claims) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits.

(1)	Declaration of Trust of Registrant, dated July 29, 2002. (1)

(2)	By-Laws of Registrant, Amended and Restated as of October 22, 2002. (2)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization. (4)

(5)	Not applicable.

(6)	Investment Management Agreement between Registrant and Nuveen Advisory Corp., dated November 14, 2002. (3)

(7)	Not applicable.

(8)	Not applicable.

(9)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated November 4, 2002. (3)

(10)	Not applicable.

(11)	Opinion and Consent of Counsel. (4)

(12)	Form of Opinion and Consent of supporting the tax matters and consequences to shareholders discussed in the Joint Proxy Statement/Prospectus. (4)

(13)	Not applicable.

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Form of Proxy. (4)

(1)	Incorporated by reference to the registration statement filed on Form N-2 for Registrant as filed via EDGAR on October 4, 2002.
(2)	Incorpoated by reference to the Post-Effective Amendment No. 1 to Registrant’s registration statement filed on Form N-2 (File No. 333-100323) as filed via EDGAR on November 25, 2002.
(3)	Incorpoated by reference to the Post-Effective Amendment No. 2 to Registrant’s registration statement filed on Form N-2 (File No. 333-100323) as filed via EDGAR on November 20, 2002.
(4)	To be filed by amendment.

Item 17.  Undertakings.

(1)        The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)        The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Chicago, the State of Illinois, on the 19th day of December, 2011.

NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND

By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity		Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)		December 19 , 2011

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)		December 19, 2011

/s/ Robert P. Bremner Robert P. Bremner*	Chairman of the Board and Trustee	) )
)
/s/ John P. Amboian John P. Amboian*	Trustee	) )
)
/s/ Jack B. Evans Jack B. Evans*	Trustee	) )
)
/s/ William C. Hunter William C. Hunter*	Trustee	) ) )	By: /s/ Mark L. Winget Mark L. Winget Attorney-in-Fact December 19, 2011
/s/ David J. Kundert David J. Kundert*	Trustee	) )
)
/s/ William J. Schneider William J. Schneider*	Trustee	) )
)
/s/ Judith M. Stockdale Judith M. Stockdale*	Trustee	) )
)
/s/ Carole E. Stone Carole E. Stone*	Trustee	) )

Signature	Capacity		Date
)
/s/ Virginia L. Stringer Virginia L. Stringer*	Trustee	) )
)
/s/ Terence J. Toth Terence J. Toth*	Trustee	) )

*	An original power of attorney authorizing, among others, Mark L. Winget, Kevin J. McCarthy and Gifford R. Zimmerman, to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is filed herewith as Exhibit 16.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
14	Consent of Independent Auditor

16	Powers of Attorney